UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23346

Name of Fund: BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable

Series Funds II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds II, Inc.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds II, Inc.

•	BlackRock High Yield V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High yield bonds performed very well in 2019, as steady economic growth and supportive Fed policy boosted investors’ willingness to search for income in the higher-risk segments of the bond market.

Security selection, particularly in the technology, independent energy, and pharmaceutical industries, was a key contributor to the Fund’s relative performance. Credits rated B were the largest contributors by rating, followed by strong security selection within the CCC rated segment.

The Fund’s underweights in the retail, finance, and home construction industries were the largest detractors at the sector level. An underweight in BB rated securities also detracted, as this high-quality market segment outperformed in 2019. From an asset allocation perspective, an out-of-benchmark position in floating rate loan interests (“bank loans”) — which underperformed high yield bonds — detracted from relative performance.

The Fund may invest in credit default swaps (“CDS”), index credit default swaps (“CDX”) and currency forward contracts. It intermittently employs currency forwards to manage the currency risk of non-dollar denominated bonds, and it uses CDS and CDX to manage risk, express credit views and put capital to work in moving markets. On occasion, the Fund may use equity index futures to manage the risk of financial-market volatility. In combination, these positions had a positive impact on performance for the Fund’s annual period.

Describe recent portfolio activity.

While the Fund’s key investment themes remained broadly consistent, the investment adviser sought to adjust sector- and issuer-level positioning to take advantage of market opportunities. Overall, the Fund continued to favor a measured approach to risk taking.

The Fund maintained an allocation to bank loans, although the investment adviser reduced this position to capitalize on more compelling relative value opportunities in high yield. At the sector level, the Fund decreased its allocation to energy issues during the year.

Describe portfolio positioning at period end.

The Fund was overweight in B rated issues, while underweight in BBs and overweight in select CCCs. The investment adviser’s criteria for owning CCC bonds include the potential for near-term rating upgrade and a specific catalyst for price appreciation.

In addition to holding a core position in high yield bonds and a tactical allocation to loans, the Fund maintained a smaller weighting in common stocks. The Fund’s leading sector overweights were in technology, aerospace & defense, and health care, while midstream energy and consumer cyclicals (primarily retail and home construction) were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon performance of Class I Shares of the Predecessor Fund (as defined below), as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields(b)	Unsubsidized 30-Day Yields(b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (c)	4.66%	4.57%	4.87%	15.29%	5.57%	7.35%
Class III (c)	4.42	4.32	4.60	14.86	5.32	7.08(d	)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	3.98	14.32	6.14	7.55

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(d)

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock High Yield V.I. Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,048.70	$3.05	$1,000.00	$1,022.23	$3.01	0.59%
Class III	1,000.00	1,046.00	4.28	1,000.00	1,021.02	4.23	0.83

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

CREDIT QUALITY ALLOCATION
Credit Rating (a)	Percent of Total Investments (b)
BBB/Baa	6%
BB/Ba	40
B	42
CCC/Caa	11
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.9%

Aerospace & Defense — 0.0%
Bombardier, Inc., Class B(a)		216,793	$322,214

Chemicals — 0.3%
Element Solutions, Inc.(a)		153,824	1,796,664

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		12,660	545,013

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		146,145	417,975

Metals & Mining — 0.2%
Constellium SE, Class A(a)		80,736	1,081,862

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		31,341	937,723

Total Common Stocks — 0.9% (Cost: $4,773,283)			5,101,451

		Par (000)

Corporate Bonds — 85.1%

Aerospace & Defense — 4.2%
Arconic, Inc.:
5.40%, 04/15/21	USD	16	16,495
5.87%, 02/23/22		335	357,721
5.13%, 10/01/24		1,307	1,424,630
Bombardier, Inc.(b):
8.75%, 12/01/21		1,205	1,320,228
5.75%, 03/15/22		236	243,744
6.13%, 01/15/23		668	685,034
7.50%, 12/01/24		94	98,759
7.50%, 03/15/25		459	473,339
7.88%, 04/15/27		2,284	2,349,665
BWX Technologies, Inc., 5.38%, 07/15/26(b)		368	390,080
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)		741	781,755
Kratos Defense & Security Solutions, Inc.,
6.50%, 11/30/25(b)		711	760,770
Moog, Inc., 4.25%, 12/15/27(b)		246	250,330
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26		537	565,252
4.00%, 03/01/28		661	651,944
SSL Robotics LLC, 9.75%, 12/31/23(b)		258	280,575
TransDigm UK Holdings plc, 6.88%, 05/15/26		765	814,725
TransDigm, Inc.(b):
6.25%, 03/15/26		10,065	10,896,471
5.50%, 11/15/27		881	890,893
Triumph Group, Inc., 6.25%, 09/15/24(b)		1,053	1,106,966

			24,359,376

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		378	410,640

Auto Components — 1.7%
Allison Transmission, Inc.(b):
5.00%, 10/01/24		16	16,380
5.88%, 06/01/29		1,160	1,270,200
Icahn Enterprises LP:
6.75%, 02/01/24		49	50,837
4.75%, 09/15/24(b)		122	125,355
6.38%, 12/15/25		306	320,918
6.25%, 05/15/26		1,277	1,360,005
5.25%, 05/15/27(b)		606	619,714

Security		Par (000)	Value

Auto Components (continued)
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26	USD	2,310	$2,489,025
8.50%, 05/15/27		3,219	3,420,187

			9,672,621

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		448	434,560

Banks — 0.4%
Banco Espirito Santo SA(a)(c):
2.63%, 05/08/17	EUR	100	19,069
4.75%, 01/15/18		100	19,069
4.00%, 01/21/19		100	19,069
Barclays plc:
4.38%, 09/11/24	USD	850	893,049
5.20%, 05/12/26		200	218,748
CIT Group, Inc.:
5.00%, 08/15/22		30	31,800
5.00%, 08/01/23		446	480,565
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(d)(e)		465	495,225

			2,176,594

Building Products — 0.5%(b)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		541	557,906
CPG Merger Sub LLC, 8.00%, 10/01/21		604	605,510
JELD-WEN, Inc.:
4.63%, 12/15/25		200	205,900
4.88%, 12/15/27		4	4,090
Masonite International Corp.:
5.75%, 09/15/26		45	47,813
5.38%, 02/01/28		273	288,356
Standard Industries, Inc.:
5.38%, 11/15/24		474	487,035
6.00%, 10/15/25		746	784,232

			2,980,842

Capital Markets — 0.3%
Credit Suisse Group AG(b)(d)(e):
(USD Swap Semi 5 Year + 4.60%), 7.50%		200	218,870
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%		700	754,600
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(d)(e)		280	290,080
MSCI, Inc.(b):
4.75%, 08/01/26		62	64,945
4.00%, 11/15/29		133	134,829
Owl Rock Capital Corp.:
5.25%, 04/15/24		146	154,930
4.00%, 03/30/25		195	195,774

			1,814,028

Chemicals — 2.0%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(f)		610	622,200
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		2,554	2,617,850
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		748	774,180
Blue Cube Spinco LLC:
9.75%, 10/15/23		937	1,007,575
10.00%, 10/15/25		408	451,154
Chemours Co. (The):
6.63%, 05/15/23		621	623,378
5.38%, 05/15/27		117	103,545
Element Solutions, Inc., 5.88%, 12/01/25(b)		2,303	2,409,514

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Gates Global LLC, 6.25%, 01/15/26(b)	USD 554	$563,534
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)	306	321,300
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	81	83,633
OCI NV, 5.25%, 11/01/24(b)	277	287,388
PQ Corp.(b):
6.75%, 11/15/22	7	7,236
5.75%, 12/15/25	912	953,040
TPC Group, Inc., 10.50%, 08/01/24(b)	416	419,120
W.R. Grace & Co., 5.63%, 10/01/24(b)	154	170,170

		11,414,817

Commercial Services & Supplies — 2.3%
ACCO Brands Corp., 5.25%, 12/15/24(b)	104	108,290
ADT Security Corp. (The):
3.50%, 07/15/22	11	11,199
4.13%, 06/15/23	184	189,750
4.88%, 07/15/32(b)	1,222	1,121,185
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)	146	151,840
Aramark Services, Inc.:
5.00%, 04/01/25(b)	53	55,252
4.75%, 06/01/26	507	527,280
5.00%, 02/01/28(b)	832	876,720
Clean Harbors, Inc.(b):
4.88%, 07/15/27	522	549,405
5.13%, 07/15/29	591	633,907
GFL Environmental, Inc.(b):
5.38%, 03/01/23	49	50,470
7.00%, 06/01/26	1,359	1,435,648
5.13%, 12/15/26	795	835,847
8.50%, 05/01/27	1,386	1,524,600
GW B-CR Security Corp., 9.50%, 11/01/27(b)	112	119,560
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)	175	142,625
IAA, Inc., 5.50%, 06/15/27(b)	689	732,063
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	347	360,880
Mobile Mini, Inc., 5.88%, 07/01/24	1,268	1,318,720
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)	168	173,040
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24	528	558,624
5.75%, 04/15/26	539	585,828
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)	381	397,193
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	806	840,255

		13,300,181

Communications Equipment — 0.7%
CommScope, Inc.(b):
5.50%, 03/01/24	950	990,375
6.00%, 03/01/26	437	464,859
Nokia OYJ:
4.38%, 06/12/27	187	194,948
6.63%, 05/15/39	583	675,130
ViaSat, Inc., 5.63%, 04/15/27(b)	1,391	1,488,370

		3,813,682

Construction & Engineering — 0.2%(b)
Brand Industrial Services, Inc., 8.50%, 07/15/25	892	914,300
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22	158	167,282
6.25%, 03/15/26	99	103,703

		1,185,285

Security	Par (000)	Value

Consumer Finance — 1.5%
Ally Financial, Inc.:
4.13%, 03/30/20	USD 100	$100,375
8.00%, 11/01/31	2,206	3,062,149
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(f)	1,682	1,761,104
Navient Corp.:
5.00%, 10/26/20	47	47,691
6.63%, 07/26/21	373	394,447
7.25%, 09/25/23	157	177,415
6.13%, 03/25/24	295	320,075
5.88%, 10/25/24	116	124,120
6.75%, 06/25/25	120	132,480
6.75%, 06/15/26	205	225,316
Springleaf Finance Corp.:
6.13%, 05/15/22	45	48,319
6.88%, 03/15/25	288	327,600
7.13%, 03/15/26	867	1,002,425
6.63%, 01/15/28	348	392,823
5.38%, 11/15/29	263	274,519

		8,390,858

Containers & Packaging — 2.4%
ARD Finance SA, 6.50%, (6.50% Cash or 0.00% PIK), 06/30/27(b)(f)	989	1,022,577
Ardagh Packaging Finance plc(b):
4.13%, 08/15/26	739	757,475
4.75%, 07/15/27	GBP 100	138,951
5.25%, 08/15/27	USD 318	334,701
Berry Global, Inc., 4.88%, 07/15/26(b)	729	768,876
Crown Americas LLC:
4.75%, 02/01/26	430	454,187
4.25%, 09/30/26	374	392,233
Graphic Packaging International LLC, 4.75%, 07/15/27(b)	128	136,960
Greif, Inc., 6.50%, 03/01/27(b)	112	120,960
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)	181	191,407
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)	1,101	1,169,813
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)	2,574	2,651,477
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23	726	743,243
7.00%, 07/15/24	460	475,525
Sealed Air Corp.(b):
5.13%, 12/01/24	20	21,550
6.88%, 07/15/33	31	36,580
Silgan Holdings, Inc., 4.13%, 02/01/28(b)	374	374,112
Trivium Packaging Finance BV(b)(g):
5.50%, 08/15/26	1,544	1,626,990
8.50%, 08/15/27	2,182	2,427,475

		13,845,092

Distributors — 1.0%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26	478	507,875
4.00%, 01/15/28	601	610,015
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(f)	748	777,920
Core & Main LP, 6.13%, 08/15/25	1,889	1,969,282
Performance Food Group, Inc., 5.50%, 10/15/27	438	468,113
Wolverine Escrow LLC:
8.50%, 11/15/24	382	395,370

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Distributors (continued)
9.00%, 11/15/26	USD 690	$722,775

		5,451,350

Diversified Consumer Services — 0.6%
frontdoor, Inc., 6.75%, 08/15/26(b)	798	869,820
Graham Holdings Co., 5.75%, 06/01/26(b)	172	183,610
Laureate Education, Inc., 8.25%, 05/01/25(b)	171	184,039
Service Corp. International, 5.13%, 06/01/29	519	551,437
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)	851	882,913
Sotheby’s, 7.38%, 10/15/27(b)	600	607,500

		3,279,319

Diversified Financial Services — 1.8%(b)
Allied Universal Holdco LLC:
6.63%, 07/15/26	2,620	2,815,714
9.75%, 07/15/27	520	555,500
Fairstone Financial, Inc., 7.88%, 07/15/24	289	310,675
MPH Acquisition Holdings LLC, 7.13%, 06/01/24	1,506	1,457,055
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR 650	793,448
6.25%, 05/15/26	USD 115	125,494
8.25%, 11/15/26	1,443	1,625,179
Verscend Escrow Corp., 9.75%, 08/15/26	2,406	2,631,563

		10,314,628

Diversified Telecommunication Services — 5.8%
Altice France SA(b):
7.38%, 05/01/26	2,780	2,984,719
8.13%, 02/01/27	1,881	2,118,477
5.50%, 01/15/28	1,562	1,605,033
CCO Holdings LLC(b):
4.00%, 03/01/23	169	171,324
5.75%, 02/15/26	52	54,861
5.13%, 05/01/27	972	1,025,460
5.88%, 05/01/27	22	23,265
5.00%, 02/01/28	922	967,473
5.38%, 06/01/29	2,523	2,699,610
4.75%, 03/01/30	1,051	1,069,949
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23	400	446,500
Series Y, 7.50%, 04/01/24	752	847,880
5.63%, 04/01/25	685	727,847
5.13%, 12/15/26(b)	1,295	1,317,831
Series P, 7.60%, 09/15/39	281	293,645
Series U, 7.65%, 03/15/42	616	645,260
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24	906	950,167
8.00%, 10/15/25	296	313,760
Frontier Communications Corp., 8.00%, 04/01/27(b)	3,385	3,537,325
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	820	704,413
9.75%, 07/15/25(b)	1,413	1,307,025
Level 3 Financing, Inc.:
5.38%, 08/15/22	135	135,499
5.13%, 05/01/23	226	227,413
5.38%, 05/01/25	110	113,850
5.25%, 03/15/26	121	125,840
4.63%, 09/15/27(b)	430	440,234
Qualitytech LP, 4.75%, 11/15/25(b)	529	548,176
Qwest Corp., 6.75%, 12/01/21	197	212,112
Sable International Finance Ltd., 5.75%, 09/07/27(b)	200	212,000

Security	Par (000)	Value
Diversified Telecommunication Services (continued)
Sprint Capital Corp.:
6.88%, 11/15/28	USD 1,035	$1,115,212
8.75%, 03/15/32	1,030	1,250,163
Telecom Italia Capital SA:
6.38%, 11/15/33	241	267,510
6.00%, 09/30/34	606	649,935
7.20%, 07/18/36	29	34,359
7.72%, 06/04/38	95	116,850
Telecom Italia SpA, 5.30%, 05/30/24(b)	947	1,018,025
Telesat Canada(b):
4.88%, 06/01/27	658	669,515
6.50%, 10/15/27	52	54,210
Virgin Media Finance plc, 5.75%, 01/15/25(b)	1,347	1,385,726
Virgin Media Secured Finance plc, 5.50%, 05/15/29(b)	800	847,000

		33,235,453

Electric Utilities — 0.5%(b)
NextEra Energy Operating Partners LP:
4.25%, 07/15/24	816	849,660
4.25%, 09/15/24	193	200,720
4.50%, 09/15/27	334	348,195
Vistra Operations Co. LLC:
3.55%, 07/15/24	383	387,986
4.30%, 07/15/29	816	832,473

		2,619,034

Electrical Equipment — 0.3%(b)
Sensata Technologies BV:
5.63%, 11/01/24	450	500,625
5.00%, 10/01/25	207	224,854
Vertiv Group Corp., 9.25%, 10/15/24	782	840,650

		1,566,129

Electronic Equipment, Instruments & Components — 0.3%
APX Group, Inc.:
8.75%, 12/01/20	361	361,000
7.88%, 12/01/22	153	154,339
8.50%, 11/01/24(b)	202	208,060
CDW LLC:
5.50%, 12/01/24	24	26,640
5.00%, 09/01/25	222	231,990
4.25%, 04/01/28	177	185,629
Itron, Inc., 5.00%, 01/15/26(b)	34	35,232
Sensata Technologies, Inc., 4.38%, 02/15/30(b)	397	404,710

		1,607,600

Energy Equipment & Services — 1.2%
Apergy Corp., 6.38%, 05/01/26	370	390,350
Archrock Partners LP, 6.88%, 04/01/27(b)	263	278,122
Nabors Industries, Inc., 4.63%, 09/15/21	338	335,887
Noble Holding International Ltd.:
7.75%, 01/15/24	34	17,663
7.88%, 02/01/26(b)	233	168,925
Pacific Drilling SA, 8.38%, 10/01/23(b)	994	907,025
Rowan Cos., Inc., 4.88%, 06/01/22	891	650,430
Tervita Corp., 7.63%, 12/01/21(b)	994	1,000,213
Transocean, Inc.:
6.50%, 11/15/20	9	9,180
8.37%, 12/15/21(g)	31	31,775
9.00%, 07/15/23(b)	1,464	1,546,350
USA Compression Partners LP:
6.88%, 04/01/26	863	906,150
6.88%, 09/01/27	696	724,954
Valaris plc, 4.70%, 03/15/21	52	43,745

		7,010,769

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment — 0.8%
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD 339	$354,262
5.88%, 11/01/24	150	150,750
Live Nation Entertainment, Inc., 4.75%, 10/15/27(b)	315	326,025
Netflix, Inc.:
5.38%, 02/01/21	60	61,875
4.88%, 04/15/28	109	113,218
5.88%, 11/15/28	1,534	1,700,531
5.38%, 11/15/29(b)	822	875,413
4.88%, 06/15/30(b)	828	840,938

		4,423,012

Equity Real Estate Investment Trusts (REITs) — 2.7%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)	864	911,520
GLP Capital LP:
3.35%, 09/01/24	150	153,106
5.25%, 06/01/25	320	351,232
5.38%, 04/15/26	172	190,129
4.00%, 01/15/30	695	709,387
Iron Mountain, Inc.(b):
4.88%, 09/15/27	400	413,000
4.88%, 09/15/29	510	518,058
iStar, Inc., 5.25%, 09/15/22	75	76,969
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	690	754,681
4.50%, 09/01/26	607	638,867
5.75%, 02/01/27(b)	202	225,230
4.50%, 01/15/28	1,220	1,271,850
MPT Operating Partnership LP:
5.00%, 10/15/27	1,505	1,595,300
4.63%, 08/01/29	894	920,820
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)	1,013	1,045,922
SBA Communications Corp.:
4.00%, 10/01/22	858	874,088
4.88%, 09/01/24	1,085	1,125,687
VICI Properties 1 LLC, 8.00%, 10/15/23	200	216,538
VICI Properties LP(b):
4.25%, 12/01/26	1,962	2,020,860
4.63%, 12/01/29	1,454	1,515,795

		15,529,039

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc.:
6.63%, 06/15/24	163	170,606
5.75%, 03/15/25	547	566,145
4.63%, 01/15/27(b)	655	654,214
5.88%, 02/15/28(b)	1,002	1,064,625

		2,455,590

Food Products — 1.5%(b)
Chobani LLC, 7.50%, 04/15/25	1,029	1,034,145
Darling Ingredients, Inc., 5.25%, 04/15/27	192	204,240
JBS Investments II GmbH, 7.00%, 01/15/26	200	217,566
JBS USA LUX SA:
5.88%, 07/15/24	715	735,334
5.75%, 06/15/25	1,268	1,313,965
6.75%, 02/15/28	350	387,078
6.50%, 04/15/29	1,349	1,499,117
5.50%, 01/15/30	960	1,031,136
Post Holdings, Inc.:
5.50%, 03/01/25	349	365,578
5.00%, 08/15/26	46	48,587

Security	Par (000)	Value

Food Products (continued)
5.75%, 03/01/27	USD 337	$361,432
5.63%, 01/15/28	165	177,788
5.50%, 12/15/29	887	945,808
Simmons Foods, Inc., 7.75%, 01/15/24	415	447,163

		8,768,937

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)	647	694,716

Health Care Equipment & Supplies — 0.9%
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)	136	139,910
Hologic, Inc.(b):
4.38%, 10/15/25	286	295,295
4.63%, 02/01/28	185	196,100
Immucor, Inc., 11.13%, 02/15/22(b)	284	283,290
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)	3,601	3,578,494
Teleflex, Inc.:
4.88%, 06/01/26	314	328,130
4.63%, 11/15/27	51	54,050

		4,875,269

Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22	231	232,732
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	645	708,694
Centene Corp.(b):
5.38%, 06/01/26	508	539,115
4.25%, 12/15/27	1,196	1,230,385
4.63%, 12/15/29	2,760	2,901,726
Community Health Systems, Inc.(b):
8.63%, 01/15/24	1,267	1,343,020
8.00%, 03/15/26	1,566	1,612,980
Eagle Holding Co. II LLC(b)(f):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22	108	109,700
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22	541	549,320
Encompass Health Corp., 5.75%, 11/01/24	109	110,226
Envision Healthcare Corp., 8.75%, 10/15/26(b)	330	204,600
HCA, Inc.:
5.38%, 02/01/25	598	661,286
5.88%, 02/15/26	37	42,074
5.38%, 09/01/26	268	298,485
5.63%, 09/01/28	1,648	1,878,061
5.88%, 02/01/29	1,507	1,742,469
MEDNAX, Inc.(b):
5.25%, 12/01/23	343	350,717
6.25%, 01/15/27	1,355	1,388,875
Molina Healthcare, Inc.:
5.38%, 11/15/22(g)	63	66,968
4.88%, 06/15/25(b)	809	831,247
NVA Holdings, Inc., 6.88%, 04/01/26(b)	314	339,513
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(f)	738	687,207
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)	901	952,808
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25	790	790,000
10.00%, 04/15/27	738	809,955
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	120	80,100
Tenet Healthcare Corp.:
8.13%, 04/01/22	1,865	2,063,156
4.63%, 09/01/24(b)	536	558,834
4.88%, 01/01/26(b)	2,348	2,459,295
6.25%, 02/01/27(b)	1,580	1,700,475
5.13%, 11/01/27(b)	1,619	1,710,069

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Vizient, Inc., 6.25%, 05/15/27(b)	USD	669	$715,830
WellCare Health Plans, Inc.:
5.25%, 04/01/25		242	251,680
5.38%, 08/15/26(b)		722	768,930

			30,690,532

Health Care Technology — 0.3%
IQVIA, Inc.:
3.25%, 03/15/25	EUR	224	256,258
5.00%, 10/15/26(b)	USD	472	497,960
5.00%, 05/15/27(b)		681	720,399

			1,474,617

Hotels, Restaurants & Leisure — 5.2%
1011778 BC ULC(b):
4.25%, 05/15/24		22	22,550
5.00%, 10/15/25		2,380	2,457,350
3.88%, 01/15/28		821	823,053
4.38%, 01/15/28		616	617,540
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	506	584,324
Boyne USA, Inc., 7.25%, 05/01/25(b)	USD	276	300,150
Cedar Fair LP, 5.25%, 07/15/29(b)		836	900,790
Churchill Downs, Inc.(b):
5.50%, 04/01/27		1,081	1,145,860
4.75%, 01/15/28		1,007	1,039,727
Eldorado Resorts, Inc.:
6.00%, 04/01/25		131	137,550
6.00%, 09/15/26		167	183,909
Golden Nugget, Inc., 6.75%, 10/15/24(b)		2,712	2,806,920
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		7	7,131
5.13%, 05/01/26		680	715,700
4.88%, 01/15/30		1,755	1,859,256
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		190	201,875
IRB Holding Corp., 6.75%, 02/15/26(b)		257	269,207
KFC Holding Co.(b):
5.25%, 06/01/26		395	416,725
4.75%, 06/01/27		96	101,040
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		66	71,858
MGM Resorts International:
7.75%, 03/15/22		884	988,975
6.00%, 03/15/23		631	692,522
5.75%, 06/15/25		69	77,280
Motion Bondco DAC, 6.63%, 11/15/27(b)		200	211,500
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		229	234,611
5.25%, 11/15/23		333	341,741
Scientific Games International, Inc.:
5.00%, 10/15/25(b)		1,173	1,227,251
3.38%, 02/15/26	EUR	500	580,368
8.25%, 03/15/26(b)	USD	1,987	2,190,667
7.00%, 05/15/28(b)		452	484,770
7.25%, 11/15/29(b)		445	482,825
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24		1,595	1,652,819
5.50%, 04/15/27		762	812,482
Station Casinos LLC, 5.00%, 10/01/25(b)		460	468,050
Viking Cruises Ltd.(b):
6.25%, 05/15/25		101	105,166
5.88%, 09/15/27		1,526	1,630,913
Wyndham Destinations, Inc.(g):
5.40%, 04/01/24		12	12,705
5.75%, 04/01/27		230	249,550

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)	USD	203	$214,165
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		446	473,875
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		982	1,053,195
Yum! Brands, Inc.:
4.75%, 01/15/30(b)		1,073	1,123,968
5.35%, 11/01/43		10	9,900

			29,981,813

Household Durables — 1.0%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)		426	449,430
Installed Building Products, Inc., 5.75%, 02/01/28(b)		205	219,094
Lennar Corp.:
6.63%, 05/01/20		255	258,506
4.88%, 12/15/23		50	53,500
5.25%, 06/01/26		355	388,725
4.75%, 11/29/27		396	426,690
Mattamy Group Corp., 5.25%, 12/15/27(b)		246	255,840
MDC Holdings, Inc., 6.00%, 01/15/43		187	194,480
Meritage Homes Corp., 5.13%, 06/06/27		240	256,200
PulteGroup, Inc.:
6.38%, 05/15/33		512	597,760
6.00%, 02/15/35		244	272,060
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		651	716,100
Tempur Sealy International, Inc., 5.50%, 06/15/26		14	14,752
TRI Pointe Group, Inc.:
5.88%, 06/15/24		123	133,762
5.25%, 06/01/27		385	402,325
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		208	216,840
6.88%, 08/15/23		889	935,673

			5,791,737

Household Products — 0.2%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		140	149,100
7.75%, 01/15/27		344	384,437
Spectrum Brands, Inc.:
5.75%, 07/15/25		391	408,114
5.00%, 10/01/29(b)		294	303,555

			1,245,206

Independent Power and Renewable Electricity Producers — 2.0%
Calpine Corp.:
5.50%, 02/01/24		147	149,205
5.75%, 01/15/25		1,576	1,617,370
5.25%, 06/01/26(b)		1,339	1,394,234
4.50%, 02/15/28(b)		936	944,302
5.13%, 03/15/28(b)		2,256	2,302,699
Clearway Energy Operating LLC:
5.75%, 10/15/25		406	427,315
4.75%, 03/15/28(b)		505	511,944
NRG Energy, Inc.:
3.75%, 06/15/24(b)		224	231,628
6.63%, 01/15/27		1,143	1,240,155
5.75%, 01/15/28		54	58,590
4.45%, 06/15/29(b)		726	760,556
5.25%, 06/15/29(b)		1,217	1,315,881
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		649	667,659
Talen Energy Supply LLC: 6.50%, 06/01/25		78	66,567

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
10.50%, 01/15/26(b)	USD	72	$68,490

			11,756,595

Insurance — 1.3%(b)
Acrisure LLC, 8.13%, 02/15/24		752	817,800
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27		1,718	1,839,892
AmWINS Group, Inc., 7.75%, 07/01/26		559	617,768
Ardonagh Midco 3 plc, 8.63%, 07/15/23		652	647,110
GTCR AP Finance, Inc., 8.00%, 05/15/27		938	975,520
HUB International Ltd., 7.00%, 05/01/26		2,484	2,626,830
NFP Corp., 8.00%, 07/15/25		176	179,520

			7,704,440

Interactive Media & Services — 0.1%(b)
Match Group, Inc., 5.63%, 02/15/29		164	174,660
Rackspace Hosting, Inc., 8.63%, 11/15/24		273	266,858
Twitter, Inc., 3.88%, 12/15/27		209	208,891

			650,409

Internet & Direct Marketing Retail — 0.1%
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		357	375,742

IT Services — 1.8%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		3,295	3,336,187
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		505	518,887
Gartner, Inc., 5.13%, 04/01/25(b)		594	618,503
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		1,626	1,678,845
WEX, Inc., 4.75%, 02/01/23(b)		301	303,258
Zayo Group LLC:
6.00%, 04/01/23		440	449,900
6.38%, 05/15/25		620	639,115
5.75%, 01/15/27(b)		2,904	2,951,190

			10,495,885

Leisure Products — 0.4%
Mattel, Inc.(b):
6.75%, 12/31/25		1,776	1,908,845
5.88%, 12/15/27		554	583,777

			2,492,622

Life Sciences Tools & Services — 1.0%(b)
Avantor, Inc.:
6.00%, 10/01/24		2,771	2,954,523
9.00%, 10/01/25		1,767	1,974,676
Charles River Laboratories International, Inc.:
5.50%, 04/01/26		466	500,950
4.25%, 05/01/28		521	530,769

			5,960,918

Machinery — 1.6%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		230	243,800
Colfax Corp.(b):
6.00%, 02/15/24		669	710,812
6.38%, 02/15/26		659	718,310
EnPro Industries, Inc., 5.75%, 10/15/26		543	578,295
Grinding Media, Inc., 7.38%, 12/15/23(b)		1,063	1,082,931
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		344	360,340
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		476	501,585
Navistar International Corp., 6.63%, 11/01/25(b)		952	969,850
RBS Global, Inc., 4.88%, 12/15/25(b)		815	841,488
SPX FLOW, Inc., 5.63%, 08/15/24(b)		374	389,427
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		457	499,273
Terex Corp., 5.63%, 02/01/25(b)		304	313,880
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		1,485	1,470,150

Security	Par (000)		Value

Machinery (continued)
Wabash National Corp., 5.50%, 10/01/25(b)	USD	654	$654,000

			9,334,141

Media — 6.9%
Altice Financing SA(b):
6.63%, 02/15/23		1,073	1,091,777
7.50%, 05/15/26		1,502	1,614,650
Altice Luxembourg SA(b):
7.63%, 02/15/25		1,111	1,154,051
10.50%, 05/15/27		2,342	2,669,997
AMC Networks, Inc.:
4.75%, 12/15/22		222	223,942
5.00%, 04/01/24		69	70,380
4.75%, 08/01/25		512	513,920
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		2,230	2,469,725
5.13%, 08/15/27		3,242	3,375,895
CSC Holdings LLC:
5.38%, 07/15/23(b)		1,248	1,279,200
5.25%, 06/01/24		357	384,667
7.75%, 07/15/25(b)		636	678,110
10.88%, 10/15/25(b)		1,771	1,979,093
5.50%, 05/15/26(b)		598	633,127
5.38%, 02/01/28(b)		200	213,250
6.50%, 02/01/29(b)		1,136	1,266,640
5.75%, 01/15/30(b)		1,271	1,356,792
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		1,066	1,078,314
DISH DBS Corp.:
6.75%, 06/01/21		614	646,204
5.88%, 07/15/22		1,761	1,866,660
5.00%, 03/15/23		625	641,156
5.88%, 11/15/24		915	935,016
Entercom Media Corp., 6.50%, 05/01/27(b)		469	501,830
GCI LLC, 6.63%, 06/15/24(b)		735	795,637
Gray Television, Inc., 5.13%, 10/15/24(b)		37	38,388
iHeartCommunications, Inc.:
6.38%, 05/01/26		624	677,215
5.25%, 08/15/27(b)		185	193,565
4.75%, 01/15/28(b)		130	133,250
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		600	636,000
Meredith Corp., 6.88%, 02/01/26		144	149,717
Midcontinent Communications, 5.38%, 08/15/27(b)		307	324,653
Outfront Media Capital LLC(b):
5.00%, 08/15/27		671	702,872
4.63%, 03/15/30		443	450,753
Radiate Holdco LLC(b):
6.88%, 02/15/23		90	91,575
6.63%, 02/15/25		589	594,890
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24		224	235,200
5.38%, 07/15/26		19	20,181
5.00%, 08/01/27		1,338	1,411,590
5.50%, 07/01/29		1,132	1,223,964
TEGNA, Inc., 5.50%, 09/15/24(b)		79	81,765
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		800	854,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		807	853,403
Univision Communications, Inc.(b):
5.13%, 05/15/23		456	454,860
5.13%, 02/15/25		52	51,415
Videotron Ltd., 5.13%, 04/15/27(b)		429	459,030
WMG Acquisition Corp., 5.50%, 04/15/26(b)		182	191,555

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Ziggo Bond Co. BV(b):
5.88%, 01/15/25	USD	750	$772,973
6.00%, 01/15/27		565	596,075
Ziggo BV(b):
5.50%, 01/15/27		825	876,562
4.88%, 01/15/30		292	301,435

			39,816,919

Metals & Mining — 2.6%
Allegheny Technologies, Inc., 5.88%, 12/01/27		621	652,050
Big River Steel LLC, 7.25%, 09/01/25(b)		516	544,380
Constellium SE(b):
5.75%, 05/15/24		352	361,680
6.63%, 03/01/25		1,343	1,393,497
5.88%, 02/15/26		1,478	1,562,985
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		733	742,162
3.88%, 03/15/23		1,660	1,690,262
5.00%, 09/01/27		178	186,900
5.25%, 09/01/29		375	401,738
5.45%, 03/15/43		3,101	3,209,535
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		289	296,514
New Gold, Inc., 6.25%, 11/15/22(b)		942	937,585
Novelis Corp.(b):
6.25%, 08/15/24		1,334	1,399,032
5.88%, 09/30/26		1,316	1,400,362

			14,778,682

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		255	264,563

Oil, Gas & Consumable Fuels — 6.9%
Antero Midstream Partners LP, 5.38%, 09/15/24		200	185,500
Antero Resources Corp., 5.38%, 11/01/21		268	255,186
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		476	473,444
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		214	198,217
Callon Petroleum Co.:
6.13%, 10/01/24		360	366,818
6.38%, 07/01/26		694	704,136
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		495	502,351
8.25%, 07/15/25		396	404,910
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		368	382,720
Cheniere Energy Partners LP:
5.63%, 10/01/26		816	862,920
4.50%, 10/01/29(b)		1,090	1,120,084
Chesapeake Energy Corp.:
6.63%, 08/15/20		389	385,110
4.88%, 04/15/22		1,080	853,200
5.75%, 03/15/23		451	305,273
11.50%, 01/01/25(b)		903	853,335
CNX Resources Corp., 5.88%, 04/15/22		1,459	1,460,021
Comstock Resources, Inc., 9.75%, 08/15/26		333	302,197
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		1,273	1,084,443
Covey Park Energy LLC, 7.50%, 05/15/25(b)		438	376,680
Crestwood Midstream Partners LP:
6.25%, 04/01/23(g)		238	242,760
5.63%, 05/01/27(b)		567	574,796
CrownRock LP, 5.63%, 10/15/25(b)		1,830	1,866,600
DCP Midstream Operating LP:
5.38%, 07/15/25		246	267,525
5.13%, 05/15/29		135	140,063
6.45%, 11/03/36(b)		269	282,450
6.75%, 09/15/37(b)		706	741,300

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.(b):
9.00%, 05/15/21	USD	717	$693,698
9.25%, 03/31/22		68	64,090
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		859	886,918
5.75%, 01/30/28		712	748,490
EnLink Midstream LLC, 5.38%, 06/01/29		121	113,740
EnLink Midstream Partners LP:
4.40%, 04/01/24		498	483,110
4.15%, 06/01/25		27	25,380
4.85%, 07/15/26		79	74,062
5.60%, 04/01/44		255	206,550
5.05%, 04/01/45		41	32,390
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		1,004	627,500
5.63%, 02/01/26		481	288,600
Genesis Energy LP:
6.00%, 05/15/23		130	128,700
5.63%, 06/15/24		68	65,620
6.50%, 10/01/25		127	122,873
6.25%, 05/15/26		148	141,340
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		708	632,775
Hess Midstream Operations LP(b):
5.63%, 02/15/26		316	328,920
5.13%, 06/15/28		257	260,212
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		514	483,160
Matador Resources Co., 5.88%, 09/15/26		530	531,325
MEG Energy Corp.(b):
6.38%, 01/30/23		428	429,070
7.00%, 03/31/24		106	106,662
6.50%, 01/15/25		1,207	1,255,401
Murphy Oil Corp.:
5.75%, 08/15/25		135	141,203
5.88%, 12/01/27		282	296,100
5.87%, 12/01/42(g)		165	151,800
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		362	467,408
NuStar Logistics LP, 6.00%, 06/01/26		418	442,035
Parkland Fuel Corp., 5.88%, 07/15/27(b)		390	419,390
Parsley Energy LLC(b):
6.25%, 06/01/24		120	124,800
5.38%, 01/15/25		1,109	1,142,270
5.25%, 08/15/25		395	405,863
PBF Holding Co. LLC, 7.25%, 06/15/25		194	207,095
PDC Energy, Inc.:
1.13%, 09/15/21(h)		32	30,046
6.13%, 09/15/24		31	31,387
5.75%, 05/15/26		293	292,268
QEP Resources, Inc.:
5.38%, 10/01/22		870	874,350
5.25%, 05/01/23		130	128,700
5.63%, 03/01/26		319	311,105
Range Resources Corp.:
5.75%, 06/01/21		360	359,100
5.88%, 07/01/22		136	134,980
5.00%, 08/15/22		267	261,660
SM Energy Co.:
1.50%, 07/01/21(h)		437	413,703
6.13%, 11/15/22		509	514,090
5.00%, 01/15/24		180	171,450
5.63%, 06/01/25		19	18,034
6.75%, 09/15/26		180	176,400
6.63%, 01/15/27		47	46,194

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.:
6.20%, 01/23/25(g)	USD	50	$45,860
7.75%, 10/01/27		28	25,934
SRC Energy, Inc., 6.25%, 12/01/25 Sunoco LP:		10	10,075
4.88%, 01/15/23		279	285,283
5.50%, 02/15/26		47	48,762
6.00%, 04/15/27		195	208,163
5.88%, 03/15/28		185	196,434
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		42	41,895
5.50%, 09/15/24		612	615,060
5.50%, 01/15/28		334	327,320
Targa Resources Partners LP:
5.13%, 02/01/25		213	220,987
5.88%, 04/15/26		513	545,063
5.38%, 02/01/27		32	33,200
6.50%, 07/15/27(b)		811	888,045
5.00%, 01/15/28		597	608,940
6.88%, 01/15/29(b)		947	1,051,170
5.50%, 03/01/30(b)		584	600,060
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		22	22,649
5.00%, 01/31/28		659	696,767
4.75%, 01/15/30		548	557,590
Viper Energy Partners LP, 5.38%, 11/01/27(b)		193	200,720
WPX Energy, Inc.:
8.25%, 08/01/23		217	249,550
5.25%, 09/15/24		220	233,750
5.75%, 06/01/26		291	310,643
5.25%, 10/15/27		72	75,960

			39,583,936

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(b)		226	241,820

Pharmaceuticals — 2.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)		1,329	1,513,465
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		216	217,080
4.50%, 05/15/23	EUR	643	730,269
5.88%, 05/15/23(b)	USD	148	149,295
7.00%, 03/15/24(b)		311	323,440
6.13%, 04/15/25(b)		192	198,380
5.50%, 11/01/25(b)		1,876	1,960,420
9.00%, 12/15/25(b)		849	965,483
5.75%, 08/15/27(b)		555	602,175
7.00%, 01/15/28(b)		927	1,023,222
5.00%, 01/30/28(b)		1,017	1,043,839
7.25%, 05/30/29(b)		975	1,113,937
5.25%, 01/30/30(b)		1,003	1,040,111
Catalent Pharma Solutions, Inc.(b):
4.88%, 01/15/26		662	685,170
5.00%, 07/15/27		628	657,830
Elanco Animal Health, Inc., 4.90%, 08/28/28		413	449,436
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		1,762	1,753,190

			14,426,742

Professional Services — 1.1%(b)
ASGN, Inc., 4.63%, 05/15/28		472	485,159
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26		1,822	2,011,033
10.25%, 02/15/27		1,610	1,851,500
Jaguar Holding Co. II, 6.38%, 08/01/23		2,001	2,065,407

			6,413,099

Security	Par (000)	Value

Real Estate Management & Development — 0.4%
Five Point Operating Co. LP, 7.88%, 11/15/25(b) USD	834	$840,097
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	532	551,950
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)	619	645,307
Newmark Group, Inc., 6.13%, 11/15/23	152	167,627

		2,204,981

Road & Rail — 0.6%(b)
Ashtead Capital, Inc.:
4.00%, 05/01/28	310	313,100
4.25%, 11/01/29	355	362,544
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24	395	409,812
Hertz Corp. (The):
7.63%, 06/01/22	210	218,400
6.00%, 01/15/28	539	539,000
Uber Technologies, Inc.:
7.50%, 11/01/23	714	746,130
8.00%, 11/01/26	291	303,367
7.50%, 09/15/27	258	264,693

		3,157,046

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices, Inc., 7.50%, 08/15/22	79	88,974
Entegris, Inc., 4.63%, 02/10/26(b)	251	259,785
Qorvo, Inc.:
5.50%, 07/15/26	276	293,940
4.38%, 10/15/29(b)	136	142,460
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)	400	431,000

		1,216,159

Software — 4.2%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)	1,087	1,171,242
Ascend Learning LLC:
6.88%, 08/01/25(b)	1,721	1,807,050
Camelot Finance SA, 4.50%, 11/01/26(b)	1,159	1,190,872
CDK Global, Inc.:
4.88%, 06/01/27	1,084	1,144,975
5.25%, 05/15/29(b)	658	705,705
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)	1,777	1,825,867
Fair Isaac Corp., 4.00%, 06/15/28(b)	276	278,070
Genesys Telecommunications Laboratories,
Inc., 10.00%, 11/30/24(b)	1,617	1,748,381
Infor US, Inc., 6.50%, 05/15/22	3,691	3,746,365
Informatica LLC, 7.13%, 07/15/23(b)	1,249	1,267,735
Nuance Communications, Inc., 5.63%, 12/15/26	559	595,746
PTC, Inc., 6.00%, 05/15/24	209	218,144
RP Crown Parent LLC, 7.38%, 10/15/24(b)	1,049	1,089,649
Solera LLC, 10.50%, 03/01/24(b)	3,512	3,726,443
Sophia LP, 9.00%, 09/30/23(b)	215	220,913
SS&C Technologies, Inc., 5.50%, 09/30/27(b)	1,925	2,054,938
TIBCO Software, Inc., 11.38%, 12/01/21(b)	1,200	1,243,560
Veritas US, Inc., 7.50%, 02/01/23(b)	326	325,185

		24,360,840

Specialty Retail — 1.2%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	863	891,047
eG Global Finance plc(b):
6.75%, 02/07/25	620	629,300
8.50%, 10/30/25	399	423,439
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)	45	46,237
L Brands, Inc.:
6.88%, 11/01/35	654	585,330
6.75%, 07/01/36	119	104,423

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Murphy Oil USA, Inc., 4.75%, 09/15/29	USD	501	$529,091
Penske Automotive Group, Inc., 5.50%, 05/15/26		170	178,075
PetSmart, Inc.(b):
7.13%, 03/15/23		81	79,380
5.88%, 06/01/25		790	804,812
SRS Distribution, Inc., 8.25%, 07/01/26(b)		575	593,688
Staples, Inc., 7.50%, 04/15/26(b)		1,738	1,803,175

			6,667,997

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC, 7.13%, 06/15/24(b)		1,129	1,191,095
NCR Corp.(b):
5.75%, 09/01/27		305	324,825
6.13%, 09/01/29		718	779,116
Western Digital Corp., 4.75%, 02/15/26		1,055	1,099,837
Xerox Corp., 4.80%, 03/01/35		331	305,391

			3,700,264

Textiles, Apparel & Luxury Goods — 0.1%
William Carter Co. (The), 5.63%, 03/15/27(b)		610	655,750

Thrifts & Mortgage Finance — 0.4%(b)
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25		897	930,637
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		849	898,683
9.13%, 07/15/26		653	723,198

			2,552,518

Trading Companies & Distributors — 1.2%
Beacon Roofing Supply, Inc.(b):
4.88%, 11/01/25		334	335,670
4.50%, 11/15/26		143	147,290
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		247	234,032
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		113	117,802
6.50%, 10/01/25		225	237,488
HD Supply, Inc., 5.38%, 10/15/26(b)		2,643	2,801,580
Herc Holdings, Inc., 5.50%, 07/15/27(b)		897	944,093
United Rentals North America, Inc.:
5.50%, 07/15/25		603	626,554
4.63%, 10/15/25		425	436,943
5.88%, 09/15/26		166	178,076
6.50%, 12/15/26		187	205,525
5.50%, 05/15/27		399	427,437
3.88%, 11/15/27		397	405,317
5.25%, 01/15/30		30	32,289

			7,130,096

Wireless Telecommunication Services — 1.6%
Connect Finco SARL, 6.75%, 10/01/26(b)		2,400	2,556,000
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		1,311	1,384,744
Hughes Satellite Systems Corp., 5.25%, 08/01/26		250	274,375
Sprint Corp.:
7.88%, 09/15/23		642	708,338
7.13%, 06/15/24		765	825,244
7.63%, 02/15/25		836	917,384
7.63%, 03/01/26		457	503,980
T-Mobile USA, Inc.:
6.50%, 01/15/26		441	472,844
4.50%, 02/01/26		495	507,375
4.75%, 02/01/28		753	789,001

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(f)	USD	205	$204,332

			9,143,617

Total Corporate Bonds — 85.1% (Cost: $473,424,693)			489,899,107

Floating Rate Loan Interests — 8.5%(i)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%) , 5.55%, 12/06/25		79	80,042
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.90%, 11/28/21		208	207,611

			287,653

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.30%, 04/30/26		513	513,826

Building Products — 0.0%
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.93%, 05/05/24		195	194,598

Capital Markets — 0.1%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.50%, 06/03/26		567	564,648

Chemicals — 0.4%
Alpha 3 BV, Term Loan, 01/31/24(j)		1,238	1,239,816
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.19%, 08/14/26(k)		607	612,033
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.68%, 03/30/26		74	68,171
Momentive Performance Materials, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/15/24		127	125,868

			2,045,888

Commercial Services & Supplies — 0.8%
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(j)		3,129	3,117,463
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.93%, 09/06/24		585	571,906
GFL Environmental, Inc., Term Loan B, 05/30/25(j)		676	676,642

			4,366,011

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/23/25		683	677,347

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.23%, 04/03/24		513	511,137
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.30%, 05/16/24		129	129,997

			641,134

Diversified Consumer Services — 0.0%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 05/06/24		195	189,078

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services — 0.2%
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 7.24%, 01/15/27	USD	460	$455,144
Triton Bidco, Term Loan B, (LIBOR USD 6 Month + 4.50%), 0.00%, 09/23/26		411	412,659

			867,803

Diversified Telecommunication Services — 0.2%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 5.74%, 08/14/26		290	290,505
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.55%, 01/31/25		812	814,588
Iridium Satellite LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 11/04/26		200	202,376
Telesat Canada, Term Loan, (LIBOR USD 6 Month + 2.75%), 4.63%, 12/07/26		117	117,342

			1,424,811

Energy Equipment & Services — 0.2%
McDermott International, Inc., Term Loan, 10/21/21(j)		443	451,542
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.55%, 11/08/22(k)		1,007	966,720

			1,418,262

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 05/24/25		97	96,096

Food & Staples Retailing — 0.0%
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 08/14/26		110	110,102

Food Products — 0.1%(j)
Aramark Services, Inc., Term Loan, 01/27/27		77	77,361
Chobani LLC, Term Loan, 10/10/23		283	282,451

			359,812

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.94%, 06/15/21		1,569	1,561,191

Health Care Providers & Services — 0.5%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.30%, 06/30/25		230	232,002
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.30%, 07/24/26		554	556,209
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 10/10/25		1,536	1,306,647
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.56%, 07/02/25		408	409,511
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 8.68%, 04/29/22		308	301,442
WIRB-Copernicus Group, Inc., Term Loan, 12/11/26(j)		319	319,000

			3,124,811

Health Care Technology — 0.2%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 6.40%, 02/05/26		1,213	1,218,036

Hotels, Restaurants & Leisure — 0.1%
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.44%, 07/10/25		732	738,016

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.30%, 08/12/26	USD	126	$126,301

Industrial Conglomerates — 0.3%
PSAV Holdings LLC, 2nd Lien Term Loan, 09/01/25(j)(k)		247	232,090
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.93%, 11/30/23		1,313	1,308,560

			1,540,650

Insurance — 0.5%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.80%, 05/09/25		81	80,725
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.30%, 08/04/25		681	688,832
Hub International, Inc., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.90%, 04/25/25		413	416,791
Sedgwick, 1st Lien Term Loan, 12/31/25(j)		1,037	1,037,007
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 5.80%, 09/03/26		370	373,149

			2,596,504

IT Services — 0.6%
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.05%, 10/30/26		284	285,562
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.55%, 04/28/25		40	40,060
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.55%, 04/29/24		129	129,303
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 11/29/24		451	446,930
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.05%, 12/01/25(k)		123	117,453
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.16%, 08/01/25		83	50,976
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.44%, 08/01/24		191	158,613
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.05%, 04/16/25		239	240,916
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.30%, 08/27/25		2,077	2,088,965

			3,558,778

Life Sciences Tools & Services — 0.2%
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 6 Month + 4.50%), 6.29%, 11/20/26		1,220	1,222,668

Machinery — 0.3%
MHI Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 5.00%), 6.80%, 09/21/26		352	351,560
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.80%, 03/28/25		1,456	1,429,532

			1,781,092

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media — 1.0%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.80%, 07/12/24	USD	75	$75,691
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.30%, 08/21/26		1,264	1,269,697
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 3 Month + 3.75%), 5.68%, 11/27/23		117	117,004
(LIBOR USD 6 Month + 4.50%), 6.43%, 01/02/24		388	391,002
6.63%, 01/02/24(l)		2,255	2,278,566
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 6 Month + 4.25%), 6.15%, 12/17/26		1,262	1,273,838
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.94%, 09/09/21(k)		250	250,552

			5,656,350

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.18%, 12/31/21		752	557,910
Chesapeake Energy Corp., Term Loan, 06/24/24(j)		2,254	2,317,856
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.30%, 11/28/22		321	282,910

			3,158,676

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.74%, 06/02/25		423	424,617
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.06%, 04/29/24		604	576,468
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.30%, 08/18/22		115	115,934

			1,117,019

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 6.79%, 02/06/26		438	441,469

Road & Rail — 0.2%(j)
Genesee & Wyoming, Inc., Term Loan, 11/06/26		258	260,211
Uber Technologies, Inc., Term Loan, 03/14/25		852	849,812

			1,110,023

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 09/19/26		179	180,587

Software — 0.6%
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.69%, 02/01/22		206	207,074
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.16%, 11/01/24		569	579,430
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.05%, 10/01/25		2,186	2,204,446
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.05%, 04/16/25		154	155,435
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.71%, 06/30/26		300	301,280
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.55%, 05/04/26		136	136,795

			3,584,460

Security		Par (000)	Value

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan, 03/11/22(j)	USD	1,213	$1,198,037

Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd., Term Loan, 05/27/24(j)		409	363,610
Ligado Networks LLC, Term Loan, 14.39%, 12/07/20(l)		711	133,951
New LightSquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20		1,509	954,418

			1,451,979

Total Floating Rate Loan Interests — 8.5% (Cost: $50,178,444)			49,123,716

Preferred Securities — 2.0%

Capital Trusts — 2.0%(d)(i)

Banks — 2.0%
Bank of America Corp.:
Series X, 6.25%		808	897,890
Series Z, 6.50%		584	662,840
Series AA, 6.10%		1,855	2,066,099
Series DD, 6.30%		240	277,200
CIT Group, Inc., Series A, 5.80%		295	303,112
JPMorgan Chase & Co.:
Series I, 5.41%		197	198,773
Series V, 5.42%		640	644,800
Series Q, 5.15%		190	198,550
Series S, 6.75%		240	271,020
Series U, 6.13%		99	108,157
Series FF, 5.00%		1,865	1,939,600
Series X, 6.10%		1,356	1,479,803
Wells Fargo & Co., Series U, 5.87%		1,646	1,831,175

			10,879,019

Capital Markets — 0.0%
Goldman Sachs Group, Inc. (The), Series P, 5.00%		207	208,553
Morgan Stanley, Series H, 5.61%		162	163,426

			371,979

Total Capital Trusts — 2.0% (Cost: $10,753,697)			11,250,998

	Shares

Trust Preferreds — 0.0%

Banks — 0.0%
GMAC Capital Trust I, Series 2, 7.69%, 02/15/40(i)		3,325	86,616

Total Trust Preferreds — 0.0% (Cost: $87,381)			86,616

Total Preferred Securities — 2.0% (Cost: $10,841,078)			11,337,614

Total Long-Term Investments — 96.5% (Cost: $539,217,498)			555,461,888

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 3.1%(m)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*	17,457,639	$17,457,639
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%	277,797	277,797

Security	Shares	Value

Total Short-Term Securities — 3.1% (Cost: $17,735,436)		$17,735,436

Total Investments — 99.6% (Cost: $556,952,934)		573,197,324

Other Assets Less Liabilities — 0.4%		2,198,857

Net Assets — 100.0%		$575,396,181

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Perpetual security with no stated maturity date.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	Convertible security.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(l)	Fixed rate.
(m)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	21,772,561	(4,314,922)	17,457,639	$17,457,639	$370,612	$46	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

	Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	250,469	CAD	333,000	BNP Paribas SA	02/05/20	$(6,014)
USD	52,899	CAD	70,000	HSBC Bank plc	02/05/20	(1,016)
USD	3,243,332	EUR	2,934,000	Natwest Markets plc	02/05/20	(54,671)
USD	117,558	GBP	91,000	Barclays Bank plc	02/05/20	(3,097)

Net Unrealized Depreciation						$(64,798)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY33.V1	5.00%	Quarterly	12/20/24	B	USD	9,515	$932,475	$615,411	$317,064

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR	USD	312	$(5,808)	$(19,011)	$13,203
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	116	(44,586)	176	(44,762)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	208	(79,947)	1,549	(81,496)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	NR	USD	567	(37,710)	(82,334)	44,624

								$(168,051)	$(99,620)	$(68,431)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$615,411	$—	$317,064	$—
OTC Swaps	1,725	(101,345)	57,827	(126,258)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	$—	$317,064	$—	$—	$—	$—	$317,064
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	59,552	—	—	—	—	59,552

	$—	$376,616	$—	$—	$—	$—	$376,616

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	64,798	—	—	64,798
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	227,603	—	—	—	—	227,603

	$—	$227,603	$—	$64,798	$—	$—	$292,401

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(494,944)	$—	$58,895	$—	$(436,049)
Forward foreign currency exchange contracts	—	—	—	341,784	—	—	341,784
Swaps	—	64,742	—	—	—	—	64,742

	$—	$64,742	$(494,944)	$341,784	$58,895	$—	$(29,523)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(137,851)	—	(137,851)
Forward foreign currency exchange contracts	—	—	—	(2,304)	—	—	(2,304)
Swaps	—	424,929	—	—	—	—	424,929

	$—	$424,929	$—	$(2,304)	$(137,851)	$—	$284,774

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	922,285
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	8,381,244
Average amounts sold — in USD	3,302,468
Credit default swaps:
Average notional value — sell protection	9,519,473

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$—	$64,798
Swaps — Centrally cleared	—	11,643
Swaps — OTC (a)	59,552	227,603

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$59,552	$304,044
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(11,643)

Total derivative assets and liabilities subject to an MNA	$59,552	$292,401

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank plc	$59,552	$(59,552)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank plc	$230,700	$(59,552)	$—	$—	$171,148
BNP Paribas SA	6,014	—	—	—	6,014
HSBC Bank plc	1,016	—	—	—	1,016
Natwest Markets plc	54,671	—	—	—	54,671

	$292,401	$(59,552)	$—	$—	$232,849

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks (a)	$5,101,451	$—	$—	$5,101,451
Corporate Bonds (a)	—	489,899,107	—	489,899,107
Floating Rate Loan Interests:
Aerospace & Defense	—	287,653	—	287,653
Auto Components	—	513,826	—	513,826
Building Products	—	194,598	—	194,598
Capital Markets	—	564,648	—	564,648
Chemicals	—	1,433,855	612,033	2,045,888
Commercial Services & Supplies	—	4,366,011	—	4,366,011
Construction & Engineering	—	677,347	—	677,347
Containers & Packaging	—	641,134	—	641,134
Diversified Consumer Services	—	189,078	—	189,078
Diversified Financial Services	—	867,803	—	867,803

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$—	$1,424,811	$—	$1,424,811
Energy Equipment & Services	—	451,542	966,720	1,418,262
Entertainment	—	96,096	—	96,096
Food & Staples Retailing	—	110,102	—	110,102
Food Products	—	359,812	—	359,812
Health Care Equipment & Supplies	—	1,561,191	—	1,561,191
Health Care Providers & Services	—	3,124,811	—	3,124,811
Health Care Technology	—	1,218,036	—	1,218,036
Hotels, Restaurants & Leisure	—	738,016	—	738,016
Independent Power and Renewable Electricity Producers	—	126,301	—	126,301
Industrial Conglomerates	—	1,308,560	232,090	1,540,650
Insurance	—	2,596,504	—	2,596,504
IT Services	—	3,441,325	117,453	3,558,778
Life Sciences Tools & Services	—	1,222,668	—	1,222,668
Machinery	—	1,781,092	—	1,781,092
Media	—	5,405,798	250,552	5,656,350
Oil, Gas & Consumable Fuels	—	3,158,676	—	3,158,676
Pharmaceuticals	—	1,117,019	—	1,117,019
Professional Services	—	441,469	—	441,469
Road & Rail	—	1,110,023	—	1,110,023
Semiconductors & Semiconductor Equipment	—	180,587	—	180,587
Software	—	3,584,460	—	3,584,460
Specialty Retail	—	1,198,037	—	1,198,037
Wireless Telecommunication Services	—	1,451,979	—	1,451,979
Preferred Securities:
Banks	86,616	10,879,019	—	10,965,635
Capital Markets	—	371,979	—	371,979
Short-Term Securities	17,735,436	—	—	17,735,436
Unfunded Floating Rate Loan Interests (b)	—	29,247	—	29,247

	$22,923,503	$548,124,220	$2,178,848	$573,226,571

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$374,891	$—	$374,891
Liabilities:
Credit contracts	—	(126,258)	—	(126,258)
Foreign currency exchange contracts	—	(64,798)	—	(64,798)

	$—	$183,835	$—	$183,835

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock High Yield V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets/Liabilities:
Opening balance, as of December 31, 2018	$6,063,675	$(527)	$6,063,148
Transfers into level 3	118,911	—	118,911
Transfers out of level 3	(1,414,112)	527	(1,413,585)
Accrued discounts/premiums	12,603	—	12,603
Net realized loss	(31,274)	—	(31,274)
Net change in unrealized appreciation (a)(b)	152,704	—	152,704
Purchases	1,033,520	—	1,033,520
Sales	(3,757,179)	—	(3,757,179)

Closing balance, as of December 31, 2019	$2,178,848	$—	$2,178,848

Net change in unrealized depreciation on investments still held at December 31, 2019 (b)	$(18,614)	$—	$(18,614)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $539,495,295)	$555,739,685
Investments at value — affiliated (cost — $17,457,639)	17,457,639
Cash pledged for centrally cleared swaps	521,000
Foreign currency at value (cost — $291,842)	295,861
Receivables:
Investments sold	1,023,928
Capital shares sold	1,713,281
Dividends — affiliated	29,969
Dividends — unaffiliated	101
Interest — unaffiliated	8,213,162
Swap premiums paid	1,725
Unrealized appreciation on:
OTC swaps	57,827
Unfunded floating rate loan interests	29,247
Prepaid expenses	9,256

Total assets	585,092,681

LIABILITIES
Bank overdraft	60,703
Payables:
Investments purchased	6,346,873
Capital shares redeemed	20,607
Distribution fees	78,722
Income dividend distributions	2,284,478
Investment advisory fees	221,595
Directors’ and Officer’s fees	3,604
Other affiliates	3,111
Variation margin on centrally cleared swaps	11,643
Other accrued expenses	372,763
Swap premiums received	101,345
Unrealized depreciation on:
Forward foreign currency exchange contracts	64,798
OTC swaps	126,258

Total liabilities	9,696,500

NET ASSETS	$575,396,181

NET ASSETS CONSIST OF
Paid-in capital	$572,339,396
Accumulated earnings	3,056,785

NET ASSETS	$575,396,181

NET ASSET VALUE
Class I — Based on net assets of $178,147,031 and 23,981,587 shares outstanding, 200 million shares authorized, $0.10 par value	$7.43

Class III — Based on net assets of $397,249,150 and 53,510,611 shares outstanding, 100 million shares authorized, $0.10 par value	$7.42

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations

Year Ended December 31, 2019

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$370,612
Dividends — unaffiliated	99,864
Interest — unaffiliated	29,732,505

Total investment income	30,202,981

EXPENSES
Investment advisory	2,394,677
Distribution — class specific	847,988
Transfer agent — class specific	812,426
Accounting services	133,434
Professional	85,150
Printing	58,541
Custodian	41,833
Directors and Officer	6,195
Transfer agent	5,599
Miscellaneous	21,902

Total expenses	4,407,745
Less:
Fees waived and/or reimbursed by the Manager	(13,100)
Transfer agent fees waived and/or reimbursed — class specific	(538,616)

Total expenses after fees waived and/or reimbursed	3,856,029

Net investment income	26,346,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,874,187)
Capital gain distributions from investment companies — affiliated	46
Forward foreign currency exchange contracts	341,784
Foreign currency transactions	(25,174)
Futures contracts	(436,049)
Swaps	64,742

(2,928,838)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	45,316,682
Forward foreign currency exchange contracts	(2,304)
Foreign currency translations	(6,751)
Futures contracts	(137,851)
Swaps	424,929
Unfunded floating rate loan interests	30,432

45,625,137

Net realized and unrealized gain	42,696,299

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,043,251

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,346,952	$24,175,311
Net realized loss	(2,928,838)	(3,228,636)
Net change in unrealized appreciation (depreciation)	45,625,137	(34,525,623)

Net increase (decrease) in net assets resulting from operations	69,043,251	(13,578,948)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(9,356,058)	(10,593,725)
Class III	(17,474,280)	(14,484,449)

Decrease in net assets resulting from distributions to shareholders	(26,830,338)	(25,078,174)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	103,576,572	22,839,455

NET ASSETS
Total increase (decrease) in net assets	145,789,485	(15,817,667)
Beginning of year	429,606,696	445,424,363

End of year	$575,396,181	$429,606,696

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.80	$7.39	$7.24	$6.77	$7.44

Net investment income(a)	0.38	0.38	0.38	0.37	0.36
Net realized and unrealized gain (loss)	0.64	(0.57)	0.15	0.48	(0.61)

Net increase (decrease) from investment operations	1.02	(0.19)	0.53	0.85	(0.25)

Distributions from net investment income(b)	(0.39)	(0.40)	(0.38)	(0.38)	(0.42)

Net asset value, end of year	$7.43	$6.80	$7.39	$7.24	$6.77

Total Return(c)
Based on net asset value	15.29%	(2.79)%	7.48%	12.92%	(3.60)%

Ratios to Average Net Assets(d)
Total expenses	0.70%	0.77%	0.78%	0.80%	0.84%

Total expenses after fees waived and/or reimbursed	0.59%	0.63%	0.67%	0.68%	0.70%

Net investment income	5.28%	5.30%	5.13%	5.29%	4.86%

Supplemental Data
Net assets, end of year (000)	$178,147	$185,736	$201,945	$152,835	$127,742

Portfolio turnover rate	83%	79%	75%	89%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund

	Class III

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.80	$7.38	$7.24	$6.76	$7.43

Net investment income(a)	0.37	0.36	0.36	0.36	0.34
Net realized and unrealized gain (loss)	0.62	(0.56)	0.14	0.48	(0.61)

Net increase (decrease) from investment operations	0.99	(0.20)	0.50	0.84	(0.27)

Distributions from net investment income(b)	(0.37)	(0.38)	(0.36)	(0.36)	(0.40)

Net asset value, end of year	$7.42	$6.80	$7.38	$7.24	$6.76

Total Return(c)
Based on net asset value	14.86%	(2.89)%	7.08%	12.82%	(3.85)%

Ratios to Average Net Assets(d)
Total expenses	0.94%	1.02%	1.03%	1.00%	1.06%

Total expenses after fees waived and/or reimbursed	0.83%	0.87%	0.92%	0.92%	0.94%

Net investment income	5.06%	5.05%	4.87%	5.05%	4.63%

Supplemental Data
Net assets, end of year (000)	$397,249	$243,871	$243,479	$190,149	$95,139

Portfolio turnover rate	83%	79%	75%	89%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”) effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $460,695,656. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
McDermott International, Inc., Term Loan	$276,951	$267,258	$282,213	$14,955
Triton Bidco, Term Loan B	594,010	582,129	596,421	14,292

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the year ended December 31, 2019, the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund were approximately $1,116,375,659.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $847,988.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$282,002
Class III	530,424
$812,426

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $13,100.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $6,288 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$177,865
Class III	360,751
$538,616

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). These expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$1,709,818
Sales	13,044,185
Net Realized Gain	444,033

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $513,668,660 and $407,790,581, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$26,830,338	$25,078,174

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$160,322
Non-expiring capital loss carryforwards (a)	(11,692,295)
Net unrealized gains (b)	14,588,758

$3,056,785

(a)	Amount available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/ losses on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$558,880,709

Gross unrealized appreciation	$19,100,252
Gross unrealized depreciation	(4,490,640)

Net unrealized appreciation	$14,609,612

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	7,593,809	$55,369,906	5,042,504	$36,340,639
Shares issued in reinvestment of distributions	1,308,440	9,425,674	1,458,219	10,550,832
Shares redeemed	(12,221,914)	(88,379,054)	(6,544,646)	(47,246,857)

Net decrease	(3,319,665)	$(23,583,474)	(43,923)	$(355,386)

Class III
Shares sold	42,635,935	$307,644,405	33,609,633	$243,303,797
Shares issued in reinvestment of distributions	2,356,193	17,002,418	1,977,382	14,290,069
Shares redeemed	(27,351,268)	(197,486,777)	(32,705,712)	(234,399,025)

Net increase	17,640,860	$127,160,046	2,881,303	$23,194,841

Total Net Increase	14,321,195	$103,576,572	2,837,380	$22,839,455

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

DAC	Designated Activity Company

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds II, Inc.

•	BlackRock Total Return V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

An above-benchmark stance with respect to portfolio duration (and corresponding sensitivity to changes in interest rates) was the leading positive contributor to Fund performance as Treasury yields declined over the period. The Fund’s overweighting of U.S. investment grade corporate bonds also added to relative performance as the asset class benefited from tightening credit spreads. Allocations to non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations contributed to performance as well.

The Fund’s foreign exchange exposure and absolute return strategies detracted from performance during the period.

Describe recent portfolio activity.

The Fund began the period positioned around the Fed’s dovish shift in monetary policy. The Fund’s investment adviser started to increase duration on the view that with a near-neutral policy rate U.S. interest rates would likely remain range-bound in the near term. With the Fed committed to underwriting the economic expansion, the investment adviser believed duration had become a means to manage risk against credit exposure in the portfolio. After the aggressive re-pricing in spread assets at the end of 2018, the Fund used the opportunity to add in investment grade corporate credit while holding a higher quality bias within the asset class. Outside of the United States, the Fund became modestly constructive on emerging market debt on the view that the global easing of monetary policy should be supportive for the asset class, tactically adding back some exposure in local currency bonds.

During the latter portion of the period, the Fund maintained a relatively long duration position while favoring the front end of the U.S. yield curve. As the European Central Bank delivered on its easing package, the Fund increased its European sovereign debt exposure including to longer maturities in Germany, France and Italy. The Fund reduced exposure in investment grade credit given rich valuations while adding to agency MBS given the robust demand and attractive relative value compared to other high-quality spread assets. The Fund also increased its exposure to inflation-protected bonds that could benefit from any modest uptick in global growth.

Describe portfolio positioning at period end.

The Fund somewhat reduced its overweight duration stance and held exposure further in on the curve relative to most of the second half of 2019. The Fund was underweight in investment grade corporate credit given valuation concerns while overweighting agency MBS. The investment adviser favored agency MBS on the view that demand from banks and foreign investors should remain supportive and that prepayment speeds will likely be slower than market expectations. The Fund had exposure to inflation-protected bonds, which could benefit from a weaker dollar, a strong labor market and a bottoming out in global growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Total Return V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of Class I Shares of the Predecessor Fund (as defined below), as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Total Return V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2019

	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
Class I (c)	2.47%	2.14%	2.57%	9.49%	3.07%	4.45%
Class III (c)	2.16	1.90	2.43	9.05	2.74	4.14	(d)
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.45	8.72	3.05	3.75

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(d)

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock Total Return V.I. Fund

Expense Example

	Actual				Hypothetical (a)
			Including interest expense and Fees	Excluding interest expense and Fees		Including interest expense and Fees		Excluding interest expense and Fees
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,025.70	$2.91	$2.76	$1,000.00	$1,022.33	$2.91	$1,022.48	$2.75
Class III	1,000.00	1,024.30	4.49	4.34	1,000.00	1,020.77	4.48	1,020.92	4.33

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Class I and 0.88% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Class I and 0.85% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	38%
Corporate Bonds	24
U.S. Treasury Obligations	19
Asset-Backed Securities	6
Municipal Bonds	4
Non-Agency Mortgage-Backed Securities	3
Investment Companies	3
Foreign Government Obligations	2
Foreign Agency Obligations	1
Floating Rate Loan Interests	_	(b)
Capital Trusts	_	(b)
Other Interests	_	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa (c)	62%
AA/Aa	5
A	15
BBB/Baa	12
BB/Ba	1
B	1
CCC/Caa	—	(d)
CC/Ca	1
C	—	(d)
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 7.3%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.13%, 04/25/36(a)	USD	190	$104,026
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, (LIBOR USD 1 Month + 0.72%), 2.51%, 12/25/33		122	119,867
Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 1.92%, 05/25/37		96	25,675
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.10%, 07/15/26(a)(b)		180	179,816
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57		336	345,608
Series 2018-A, Class A, 3.85%, 04/25/58(c)		326	325,954
Series 2018-A, Class B, 0.00%, 04/25/58(c)		90	51,920
Series 2018-B, Class A, 3.75%, 02/26/57(c)		243	242,724
Series 2018-B, Class B, 0.00%, 02/26/57(c)		100	27,885
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		369	371,767
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		110	61,399
Series 2018-E, Class A, 4.38%, 06/25/58(d)		206	208,507
Series 2018-E, Class B, 5.25%, 06/25/58(c)(d)		100	100,590
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		98	29,371
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		674	679,852
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		111	110,346
Series 2018-F, Class C, 0.00%, 11/25/58(c)		246	119,971
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		603	604,872
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		103	101,321
Series 2018-G, Class C, 5.25%, 06/25/57(c)		227	213,331
Series 2019-A, Class A, 3.75%, 08/25/57(d)		607	610,131
Series 2019-A, Class B, 5.25%, 08/25/57(c)(d)		100	98,120
Series 2019-A, Class C, 0.00%, 08/25/57(c)		185	145,328
Series 2019-B, Class A, 3.75%, 01/25/59(d)		1,034	1,036,794
Series 2019-B, Class B, 5.25%, 01/25/59(c)(d)		117	114,871
Series 2019-B, Class C, 0.00%, 01/25/59(c)		299	244,265
Allegro CLO ll-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.05%, 10/21/28(a)(b)		500	498,182
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.24%, 10/16/30(a)(b)		250	249,732
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 2.91%, 10/18/27		290	289,784
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/18/27		250	247,245
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 3.65%, 10/18/27		250	247,262
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.41%, 10/15/28(a)(b)		250	249,367
ALM VIII Ltd., Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.49%, 10/15/28(a)(b)		380	380,570
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 2.89%, 04/16/27(a)(b)		207	206,768
ALM XVI Ltd., Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.50%, 07/15/27(a)(b)		255	252,512
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/36(b)		182	189,103
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 2.99%, 04/13/31(a)(b)		310	305,178

Security	Par (000)		Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 2.99%, 01/28/31	USD	250	$248,465
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.79%, 01/28/31		250	241,375
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.45%, 01/15/30		500	493,296
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.85%, 01/15/30		250	242,687
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.27%, 07/15/30(a)(b)		250	249,331
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 2.96%, 10/15/27(a)(b)		750	749,453
Anchorage Capital CLO Ltd., Series 2013-1A, Class AIR, (LIBOR USD 3 Month + 1.25%), 3.24%, 10/13/30(a)(b)		250	248,645
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.08%, 04/15/31(a)(b)		500	496,681
Apidos CLO XV, Series 2013-15A, Class AIRR, (LIBOR USD 3 Month + 1.01%), 2.98%, 04/20/31(a)(b)		500	494,478
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 2.73%, 12/15/27(a)(b)		130	130,018
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 2.73%, 08/15/27(a)(b)		250	250,023
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/15/30(a)(b)		250	250,325
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.27%, 05/25/35(a)		50	47,317
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.98%, 07/17/26(a)(b)		152	151,720
Avery Point VI CLO Ltd., Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.39%, 08/05/27(a)(b)		250	248,358
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		23	22,869
Babson CLO Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/20/30(a)(b)		260	260,511
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.56%, 12/10/25(d)		300	168,188
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.19%, 01/24/29(a)(b)		940	940,277
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 05/28/39		119	110,146
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 02/28/40		158	152,652
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 2.80%, 12/28/40		61	60,956
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		40	12,847
Series 2000-A, Class A3, 7.83%, 06/15/30		37	12,330
Series 2000-A, Class A4, 8.29%, 06/15/30		27	9,447

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.14%, 12/15/35(a)(b)	USD 200	$200,157
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 1.96%, 05/25/35	73	80,054
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 1.93%, 03/25/37	46	48,589
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.14%, 04/25/37	195	179,140
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 2.99%, 01/25/36(a)	4	3,821
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.24%, 10/18/29(a)(b)	250	250,003
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.20%, 01/20/29	310	309,681
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.13%, 10/22/30	500	499,592
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.03%, 10/15/25(a)(b)	148	148,411
Carrington Mortgage Loan Trust(a):
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36	76	70,881
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.01%, 10/25/36	100	84,275
CBAM Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.22%, 07/20/30(a)(b)	250	250,287
C-BASS Trust, Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36(a)	57	43,058
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.12%, 06/09/30	250	250,110
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.63%, 06/09/30	250	249,051
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.06%, 10/20/28(a)(b)	430	429,696
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.25%, 10/17/30(a)(b)	510	510,256
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.21%, 10/18/30	230	230,075
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.13%, 10/17/30	540	538,224
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.06%, 06/25/37(e)	100	97,275
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 1.99%, 05/25/37	235	170,551
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.06%, 05/25/37	106	78,122
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.11%,11/25/36(a)	100	88,960
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)	46	46,504
Series 1997-6, Class M1, 7.21%, 01/15/29(d)	30	30,623
Series 1998-8, Class M1, 6.98%, 09/01/30(d)	107	95,778
Series 1999-5, Class A5, 7.86%, 03/01/30(d)	30	19,521
Series 1999-5, Class A6, 7.50%, 03/01/30(d)	31	19,944

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.24%, 11/15/32(a)	USD 74	$72,351
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)	56	23,030
Series 2000-4, Class A6, 8.31%, 05/01/32(d)	151	62,407
Series 2000-5, Class A7, 8.20%, 05/01/31	143	77,412
Countrywide Asset-Backed Certificates(a):
Series 2006-S10, Class A3, (LIBOR USD 1 Month + 0.32%), 2.11%, 10/25/36	30	29,004
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.01%, 12/25/25	2	1,913
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.32%, 12/25/36(e)	14	12,794
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)	100	102,357
Series 2006-SL1, Class A2, 6.06%, 09/25/36(b)(e)	84	11,153
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.13%, 07/25/37(a)(b)	53	35,749
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 4.73%, 04/25/36(d)	127	125,327
Series 2005-16, Class 2AF3, 4.47%, 05/25/36(d)	23	23,621
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 1.95%, 09/25/46(a)	8	7,632
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.01%, 03/15/34(a)	22	21,364
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, (LIBOR USD 1 Month + 0.90%), 2.69%, 10/25/34(a)	109	106,964
CWHEQ Home Equity Loan Trust, Series 2006-S5, Class A5, 6.16%, 06/25/35	11	12,418
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.04%, 12/15/33	17	15,982
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 1.93%, 05/15/35(c)	8	8,166
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 1.92%, 05/15/35	14	13,925
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 1.92%, 05/15/36	97	95,176
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 1.89%, 11/15/36	60	51,335
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.42%, 04/20/28(a)(b)	250	247,745
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.12%, 01/15/31(a)(b)	800	796,630
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 2.89%, 10/15/27(a)(b)	250	249,786
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 2.84%, 10/25/34	33	30,433
Series 2006-FF16, Class 2A3, (LIBOR USD 1 Month + 0.14%), 1.93%, 12/25/36	708	405,198
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 1.94%, 12/25/36	584	531,646

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.19%, 01/25/36	USD	93	$62,766
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.89%, 04/15/27(a)(b)		216	215,960
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 1.93%, 02/25/37(a)		232	173,499
GE-WMC Asset-Backed Pass-Through Certificates(a):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.04%, 12/25/35		17	16,642
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.23%, 12/25/35		172	145,872
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		28	8,851
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 1.99%, 01/25/47		28	16,773
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.04%, 02/25/47		40	41,438
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.02%, 07/25/27(a)(b)		376	375,108
Highbridge Loan Management Ltd., Series 6A-2015, Class AIR, (LIBOR USD 3 Month + 1.00%), 2.89%, 02/05/31(a)(b)		250	248,363
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 1.94%, 05/25/37(a)		90	75,139
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 3.82%, 07/25/34		25	24,922
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 1.98%, 04/25/37		68	49,133
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		67	19,262
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.46%, 04/15/36(a)		22	20,142
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.11%, 10/19/28(a)(b)		250	249,109
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 2.74%, 07/17/37(a)(b)		123	123,032
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)		39	38,306
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.06%, 05/25/36(a)		100	95,921
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.04%, 01/20/31(a)(b)		280	279,108
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.01%, 10/20/27(a)(b)		250	250,318
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.28%, 03/20/30(a)(b)		250	249,939
Legacy Mortgage Asset Trust(b):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)		106	107,161
Series 2019-SL1, Class A, 4.00%, 12/28/54(d)		384	386,975

Security	Par (000)		Value

Asset-Backed Securities (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(d)	USD	77	$83,146
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		57	57,298
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 1.97%, 03/25/46		223	179,228
Series 2006-4, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 05/25/36		362	165,338
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.05%, 05/25/36		402	188,854
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 1.90%, 10/25/36		53	21,917
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36		324	135,593
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.02%, 10/25/36		120	50,946
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 1.95%, 11/25/36		82	38,855
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.01%, 11/25/36		62	29,463
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.04%, 03/25/32(a)		34	34,135
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.09%, 07/23/29(a)(b)		250	249,912
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 2.92%, 04/19/30(a)(b)		580	577,101
Madison Park Funding XVIII Ltd., Series 2015-18A, Class AIR, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/21/30(a)(b)		510	510,320
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.13%, 07/29/30(a)(b)		270	269,384
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.18%, 12/18/30(a)(b)		250	248,474
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.11%), 3.05%, 04/25/31(a)(b)		250	249,099
Mariner CLO Ltd., Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 3.15%, 10/26/29(a)(b)		250	250,149
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.05%, 06/25/46(a)(b)		17	15,880
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.05%, 08/25/37		35	18,469
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 1.88%, 06/25/37		27	7,971
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 2.39%, 12/25/34		155	154,330
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 2.66%, 09/25/35		128	73,253
Series 2007-NC1,Class A1, (LIBOR USD 1 Month + 0.13%), 1.92%, 11/25/36		450	267,342
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.22%, 10/20/30(a)(b)		250	249,137

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 2.85%, 10/28/27(a)(b)	US	D 270	$269,479
Navient Private Education Loan Trust, Series 2014-AA, Class A2B, (LIBOR USD 1 Month + 1.25%), 2.99%, 02/15/29(a)(b)		262	263,167
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 10/18/30(a)(b)		250	249,848
Oakwood Mortgage Investors, lnc.(d):
Series 2001-D, Class A2, 5.26%, 01/15/19		21	14,860
Series 2001-D, Class A4, 6.93%, 09/15/31		12	9,725
Series 2002-B, Class M1, 7.62%, 06/15/32		79	66,990
OCP CLO Ltd.(a)(b):
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.12%, 10/18/28		216	216,329
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.26%, 07/15/30		300	300,007
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 3.85%, 11/20/30		250	240,733
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.10%, 04/15/26(a)(b)		117	117,430
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.02%, 07/17/30(a)(b)		250	247,707
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 2.94%, 01/25/31(a)(b)		250	248,468
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.13%, 03/20/25(a)(b)		184	184,312
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.90%, 10/18/26(a)(b)		105	104,609
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.95%, 05/23/31(a)(b)		225	224,062
Option One Mortgage Accep Corp. Asset- Backed Certificates, Series 2003-4, Class A2, (LIBOR USD 1 Month + 0.64%), 2.43%, 07/25/33(a)		167	165,572
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.00%, 03/25/37(a)		90	62,942
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		94	90,113
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		247	243,668
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		413	416,099
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 2.94%, 10/15/37(a)(b)(c)		71	70,674
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		70	67,157
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.20%, 10/22/30(a)(b)		390	387,747
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/29(a)(b)		250	249,032
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.13%, 01/17/31		250	249,515

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.03%, 04/18/31	USD	250	$247,313
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.10%, 07/16/31		420	418,752
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.13%, 11/14/29		280	280,093
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.61%, 11/14/29		300	297,972
Progress Residential Trust(b):
Series 2015-SFR3, Class A, 3.07%, 11/12/32		197	197,140
Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	99,753
Series 2018-SFR1, Class F, 4.78%, 03/17/35		100	101,812
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.21%, 10/15/30(a)(b)		500	498,328
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.04%, 07/25/31(a)(b)		250	248,762
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.05%, 07/20/28(a)(b)		330	329,918
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.37%), 3.37%, 04/15/29		250	250,089
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 3.80%, 04/15/29		250	250,106
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 3.75%, 10/15/29		250	249,270
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.30%, 10/15/29		250	245,174
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.16%, 10/20/30		250	249,643
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.00%, 04/20/31(a)(b)		250	247,064
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.09%, 01/15/30(a)(b)		1,250	1,240,062
Securitized Asset-Backed Receivables LLC Trust(a):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%),1.98%,11/25/36(b)		97	56,723
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 1.87%, 11/25/36		47	17,313
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 1.95%, 11/25/36		140	52,681
SG Mortgage Securities Trust, Series 2006- OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.00%, 10/25/36(a)		100	82,427
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.21%, 07/20/30(a)(b)		250	250,601
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.22%, 03/15/24(a)		190	189,370
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	100,461
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.40%, 04/15/32(a)(b)		800	796,312

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Soundview Home Loan Trust, Series 2004- WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 2.59%, 01/25/35(a)	USD	2	$1,627
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.09%, 01/25/35(a)		82	80,834
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.10%, 11/18/30(a)(b)		250	250,129
Towd Point Mortgage Trust(b)(d):
Series 2019-SJ2, Class A2, 4.25%, 11/25/58		140	143,584
Series 2019-SJ2, Class M1, 4.50%, 11/25/58		340	352,126
Tricon American Homes Trust, Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		100	103,971
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		94	97,880
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.10%, 10/22/31(a)(b)		100	99,659
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.22%, 10/15/29(a)(b)		315	315,973
Voya CLO Ltd.(a)(b):
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.13%, 10/15/30		250	249,350
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.17%, 04/15/29		225	224,670
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 1.92%, 07/25/37(a)(b)		77	73,177
WaMu Asset-Backed Certificates Trust(a):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.04%, 04/25/37		521	269,458
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.15%, 04/25/37		33	17,140
Washington Mutual Asset-Backed Certificates Trust(a):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 1.97%, 09/25/36		158	72,538
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 1.95%, 10/25/36		168	137,052
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.19%, 06/25/37(a)(b)		92	37,830
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.10%, 01/22/31(a)(b)		250	249,448

Total Asset-Backed Securities — 7.3% (Cost: $46,089,893)			45,809,729

Corporate Bonds — 31.3%

Aerospace & Defense — 1.2%
BAE Systems Holdings, Inc.(b):
3.80%, 10/07/24		48	50,757
3.85%, 12/15/25		265	281,304
4.75%, 10/07/44		8	9,107
Boeing Co. (The):
3.25%, 02/01/35		80	81,877
3.38%, 06/15/46		6	5,864
3.83%, 03/01/59		55	57,506
General Dynamics Corp., 3.75%, 05/15/28		143	157,457
L3Harris Technologies, Inc.:
3.85%, 06/15/23(b)		670	705,406

Security	Par (000)		Value

Aerospace & Defense (continued)
3.83%, 04/27/25	US	D 34	$36,286
3.85%, 12/15/26(b)		435	466,813
4.40%, 06/15/28		485	540,730
4.40%, 06/15/28(b)		165	183,960
4.85%, 04/27/35		8	9,445
5.05%, 04/27/45		15	18,507
Lockheed Martin Corp.:
3.60%, 03/01/35		520	568,636
4.50%, 05/15/36		10	11,861
4.07%, 12/15/42		7	7,994
Northrop Grumman Corp.:
3.50%, 03/15/21		10	10,193
2.55%, 10/15/22		60	60,910
2.93%, 01/15/25		380	391,856
3.25%, 01/15/28		588	613,677
Raytheon Co.:
7.20%, 08/15/27		45	59,089
7.00%, 11/01/28		360	476,861
4.20%, 12/15/44		62	72,239
Rockwell Collins, Inc., 3.20%, 03/15/24		23	23,938
Textron, Inc.:
3.65%, 03/15/27		130	135,185
3.90%, 09/17/29		235	251,109
TransDigm, Inc.:
6.25%, 03/15/26(b)		451	488,257
6.38%, 06/15/26		106	112,425
7.50%, 03/15/27		62	67,816
5.50%, 11/15/27(b)		276	279,099
United Technologies Corp.:
1.95%, 11/01/21		598	599,304
4.13%, 11/16/28		590	663,806
5.40%, 05/01/35		95	122,084
6.13%, 07/15/38		15	20,832
4.15%, 05/15/45		10	11,470

			7,653,660

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.30%, 03/15/27		15	15,512
4.90%, 01/15/34		30	34,260
3.90%, 02/01/35		48	48,933
3.88%, 08/01/42		231	222,850
5.10%, 01/15/44		15	16,464
4.40%, 01/15/47		2	2,009
United Parcel Service, Inc.:
2.50%, 04/01/23		18	18,331
3.40%, 03/15/29		208	223,459
2.50%, 09/01/29		185	184,586

			766,404

Airlines — 0.6%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		61	63,020
Series 2017-1, Class B, 3.70%, 01/15/26		1	900
Series 2017-1, Class AA, 3.30%, 01/15/30		91	92,849
American Airlines Group, Inc., 4.63%, 03/01/20(b)		103	103,162
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		3	3,444
Series 2015-1, Class B, 3.70%, 05/01/23		33	33,114
Series 2015-2, Class B, 4.40%, 09/22/23		258	266,833
Series 2016-1, Class B, 5.25%, 01/15/24		189	199,843
Series 2017-1, Class B, 4.95%, 02/15/25		57	60,661
Series 2017-2, Class B, 3.70%, 10/15/25		68	68,606
Series 2016-3, Class B, 3.75%, 10/15/25		3	3,330
Series 2015-2, Class AA, 3.60%, 09/22/27		43	44,887

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Airlines (continued)
Series 2019-1, Class B, 3.85%, 02/15/28	USD	235	$238,808
Series 2016-2, Class AA, 3.20%, 06/15/28		75	77,332
Series 2016-3, Class AA, 3.00%, 10/15/28		193	196,412
Series 2017-1, Class AA, 3.65%, 02/15/29		60	63,725
Series 2017-2, Class AA, 3.35%, 10/15/29		86	88,140
Series 2019-1, Class AA, 3.15%, 02/15/32		215	221,067
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		2	1,720
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		215	223,654
Delta Air Lines, Inc., 2.88%, 03/13/20		871	871,135
Gol Finance, Inc., 7.00%, 01/31/25(b)		55	56,650
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	100	111,469
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	USD	31	28,985
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		14	14,611
Series 2014-2, Class B, 4.63%, 09/03/22		22	22,614
Series 2016-2, Class B, 3.65%, 10/07/25		12	12,605
Series 2016-1, Class B, 3.65%, 01/07/26		19	19,364
Series 2018-1, Class B, 4.60%, 03/01/26		74	76,017
Series 2015-1, Class AA, 3.45%, 12/01/27		38	39,947
Series 2019-2, Class B, 3.50%, 05/01/28		158	159,587
Series 2016-1, Class AA, 3.10%, 07/07/28		12	12,453
Series 2016-2, Class AA, 2.88%, 10/07/28		80	80,603
Series 2018-1, Class AA, 3.50%, 03/01/30		38	39,470
Series 2019-2, Class AA, 2.70%, 05/01/32		130	130,506
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		7	7,077
Series 2013-1, Class B, 5.38%, 11/15/21		25	26,154

			3,760,754

Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25		74	77,053
Aptiv plc, 5.40%, 03/15/49		30	34,084
Lear Corp., 5.25%, 05/15/49		23	23,878

			135,015

Automobiles — 0.4%
BMW US Capital LLC, 2.80%, 04/11/26(b)		84	85,309
Daimler Finance North America LLC(b):
3.10%, 05/04/20		340	341,120
2.30%, 02/12/21		150	150,283
3.35%, 05/04/21		430	436,708
3.75%, 11/05/21		150	154,191
General Motors Co.:
6.60%, 04/01/36		156	184,127
6.25%, 10/02/43		114	128,083
Hyundai Capital America(b):
2.55%, 04/03/20		786	786,246
3.95%, 02/01/22		305	313,098
Toyota Motor Corp., 2.76%, 07/02/29		115	118,004

			2,697,169

Banks — 6.8%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		275	276,650
Australia & New Zealand Banking Group Ltd., 2.63%, 11/09/22		250	254,627
Banco Santander SA:
2.71%, 06/27/24		200	202,848
3.31%, 06/27/29		400	412,256
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(a)		200	202,250

Security	Par (000)		Value

Banks (continued)
Bank of America Corp.:
2.63%, 10/19/20	USD	175	$176,002
2.63%, 04/19/21		3	3,027
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		485	485,996
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		1,835	1,840,228
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		285	290,726
3.30%, 01/11/23		42	43,423
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		280	284,478
4.10%, 07/24/23		49	52,268
4.13%, 01/22/24		20	21,499
4.00%, 04/01/24		90	96,398
4.20%, 08/26/24		6	6,443
4.00%, 01/22/25		85	90,669
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		200	208,857
Series L, 3.95%, 04/21/25		265	283,009
3.88%, 08/01/25		10	10,746
4.45%, 03/03/26		374	410,768
4.25%, 10/22/26		3	3,272
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)		259	273,777
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		637	683,949
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(f)		290	321,552
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		1,007	1,076,740
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		1,730	1,816,749
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		232	252,827
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		8	8,892
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)		46	50,502
Series L, 4.75%, 04/21/45		3	3,718
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(a)(f)		250	259,062
Bank of Montreal:
3.10%, 07/13/20		7	7,049
Series D, 3.10%, 04/13/21		52	52,849
1.90%, 08/27/21		10	10,019
2.90%, 03/26/22		85	86,665
Series E, 3.30%, 02/05/24		16	16,678
2.50%, 06/28/24		59	59,731
Barclays plc, 4.38%, 01/12/26		220	237,666
BNP Paribas SA(b):
3.50%, 03/01/23		400	413,950
(LIBOR USD 3 Month + 2.24%), 4.70%, 01/10/25(a)		400	433,419
Citibank NA:
(LIBOR USD 3 Month + 0.53%), 3.16%, 02/19/22(a)		365	369,624
3.65%, 01/23/24		1,515	1,603,838
Citigroup, Inc.:
2.75%, 04/25/22		2	2,032
4.05%, 07/30/22		1	1,045
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)		40	42,317

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)	USD 36	$37,469
4.40%, 06/10/25	252	273,947
5.50%, 09/13/25	4	4,574
4.45%, 09/29/27	216	237,985
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)	673	725,300
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)	792	844,385
(LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/28(a)	60	63,174
8.13%, 07/15/39	5	8,347
4.65%, 07/23/48	5	6,254
Citizens Bank NA, 2.25%, 03/02/20	544	544,042
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(f)	450	545,625
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	270	281,110
Danske Bank A/S(b):
5.00%, 01/12/22	400	420,157
3.88%, 09/12/23	210	218,081
5.38%, 01/12/24	300	328,390
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(a)(f)	200	210,250
Fifth Third Bancorp, 3.65%, 01/25/24	100	105,552
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 1.21%), 3.80%, 03/11/25	464	487,110
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28	460	492,185
HSBC USA, Inc., 2.35%, 03/05/20	655	655,335
ING Groep NV:
4.10%, 10/02/23	480	510,385
3.55%, 04/09/24	200	209,331
4.63%, 01/06/26(b)	200	222,482
JPMorgan Chase & Co.:
4.25%, 10/15/20	14	14,249
2.55%, 03/01/21	344	346,661
4.63%, 05/10/21	189	195,606
2.40%, 06/07/21	2	2,013
4.35%, 08/15/21	16	16,616
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)	271	276,870
2.97%, 01/15/23	204	207,862
3.20%, 01/25/23	24	24,769
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)	1,201	1,229,641
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)	73	74,153
3.38%, 05/01/23	10	10,392
2.70%, 05/18/23	231	235,203
3.88%, 02/01/24	40	42,695
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)	117	121,924
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)	392	413,187
3.88%, 09/10/24	85	90,999
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)	956	1,019,547
3.13%, 01/23/25	66	68,880
(LIBOR USD 3 Month + 1.16%), 3.22%, 03/01/25(a)	336	348,358
3.90%, 07/15/25	6	6,481
(SOFR + 1.16%), 2.30%, 10/15/25(a)	315	314,645

Security	Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.25%), 3.96%, 01/29/27(a)	USD 120	$130,240
4.25%, 10/01/27	24	26,572
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)	913	984,565
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)	1,324	1,406,782
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)	242	270,142
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)	85	94,089
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(a)	200	200,625
KeyBank NA, 2.30%, 09/14/22	250	252,776
KeyCorp:
4.15%, 10/29/25	69	75,673
4.10%, 04/30/28	8	8,774
2.55%, 10/01/29	8	7,823
Lloyds Banking Group plc:
3.90%, 03/12/24	210	221,765
3.75%, 01/11/27	212	222,990
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	35	35,824
3.00%, 02/22/22	85	86,635
3.22%, 03/07/22	20	20,493
2.67%, 07/25/22	20	20,296
3.46%, 03/02/23	935	967,700
3.76%, 07/26/23	65	68,476
3.41%, 03/07/24	246	256,540
Mizuho Financial Group, Inc.:
2.27%, 09/13/21	200	200,820
2.95%, 02/28/22	1,183	1,204,678
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)	360	360,104
3.66%, 02/28/27	200	212,475
(LIBOR USD 3 Month + 1.31%), 2.87%, 09/13/30(a)	200	199,835
Nordea Bank Abp, 2.13%, 05/29/20(b)	310	310,107
Santander UK Group Holdings plc, 2.88%, 08/05/21	370	373,448
Santander UK plc, 5.00%, 11/07/23(b)	560	602,148
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 02/05/30(a)	200	203,042
Sumitomo Mitsui Financial Group, Inc.:
3.75%, 07/19/23	97	101,770
3.04%, 07/16/29	200	204,095
Svenska Handelsbanken AB, 2.40%, 10/01/20	250	250,814
Toronto-Dominion Bank (The):
2.50%, 12/14/20	257	258,477
3.25%, 03/11/24	79	82,725
2.65%, 06/12/24	122	124,976
Truist Bank:
2.80%, 05/17/22	185	188,519
3.20%, 04/01/24	3	3,122
US Bancorp:
2.95%, 07/15/22	172	176,016
2.40%, 07/30/24	309	313,301
3.10%, 04/27/26	17	17,700
Series X, 3.15%, 04/27/27	8	8,408
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)	265	266,242
Washington Mutual Escrow Bonds(c)(g)(h):
0.00%, 11/06/09	300	—

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
0.00%, 09/19/17	USD 250	$—
0.00%, 09/29/17	500	—
Wells Fargo & Co.:
2.60%, 07/22/20	77	77,294
2.55%, 12/07/20	397	399,418
2.50%, 03/04/21	608	612,369
4.60%, 04/01/21	136	140,414
2.10%, 07/26/21	13	13,019
3.50%, 03/08/22	270	278,833
2.63%, 07/22/22	649	658,699
3.07%, 01/24/23	65	66,341
3.75%, 01/24/24	785	830,001
3.00%, 02/19/25	24	24,766
3.55%, 09/29/25	198	209,665
(LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/25(a)	19	19,018
3.00%, 04/22/26	409	420,733
3.00%, 10/23/26	184	188,582
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(a)	48	49,808
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)	906	963,138
(LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/30(a)	75	75,521
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)	540	544,228

		42,826,760

Beverages — 0.5%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36	1,153	1,336,044
4.90%, 02/01/46	94	111,495
Anheuser-Busch InBev Worldwide, Inc.:
4.00%, 04/13/28	30	33,017
4.75%, 01/23/29	1,015	1,176,557
5.45%, 01/23/39	92	115,776
4.95%, 01/15/42	20	23,674
Coca-Cola Co. (The):
2.20%, 05/25/22	13	13,135
2.88%, 10/27/25	73	76,121
2.13%, 09/06/29	99	96,512
Keurig Dr Pepper, Inc.:
3.55%, 05/25/21	89	90,901
4.06%, 05/25/23	24	25,313
Molson Coors Brewing Co.:
5.00%, 05/01/42	50	54,673
4.20%, 07/15/46	60	59,889
PepsiCo, Inc.:
4.45%, 04/14/46	4	4,914
3.45%, 10/06/46	65	69,004
4.00%, 05/02/47	91	105,275
3.38%, 07/29/49	20	20,980

		3,413,280

Biotechnology — 0.4%
AbbVie, Inc.:
2.95%, 11/21/26(b)	184	187,342
4.50%, 05/14/35	598	674,455
4.30%, 05/14/36	14	15,411
4.05%, 11/21/39(b)	170	178,680
4.88%, 11/14/48	50	57,767
Amgen, Inc., 4.40%, 05/01/45	361	404,518
Gilead Sciences, Inc.:
2.55%, 09/01/20	135	135,575
3.70%, 04/01/24	15	15,908
3.50%, 02/01/25	348	369,393

Security	Par (000)	Value

Biotechnology (continued)
3.65%, 03/01/26	USD 30	$32,310
4.60%, 09/01/35	101	120,607
5.65%, 12/01/41	20	26,285
4.80%, 04/01/44	71	85,327
4.50%, 02/01/45	34	39,525
4.75%, 03/01/46	49	58,924

		2,402,027

Building Products — 0.0%
Johnson Controls International plc:
4.63%, 07/02/44(e)	80	87,940
5.13%, 09/14/45	5	5,842
4.50%, 02/15/47	2	2,163
Owens Corning:
3.95%, 08/15/29	75	78,071
4.30%, 07/15/47	5	4,746

		178,762

Capital Markets — 1.9%
ARI Investments LLC, (LIBOR USD 1 Month + 2.90%), 4.61%, 01/06/25(a)(c)	807	806,975
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(a)(f)	200	202,000
2.95%, 01/29/23	13	13,351
3.40%, 05/15/24	2	2,109
2.80%, 05/04/26	8	8,227
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)	293	310,904
Charles Schwab Corp. (The), 3.20%, 03/02/27	140	146,544
CME Group, Inc.:
3.00%, 09/15/22	2	2,059
3.75%, 06/15/28	44	48,616
Coastal Emerald Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(a)(f)	200	199,742
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23(a)(b)	530	539,927
Deutsche Bank AG:
2.70%, 07/13/20	422	422,297
2.95%, 08/20/20	100	100,234
4.25%, 02/04/21	155	157,479
E*TRADE Financial Corp., 3.80%, 08/24/27	30	31,196
Goldman Sachs Group, Inc. (The):
2.75%, 09/15/20	65	65,306
5.25%, 07/27/21	37	38,829
2.35%, 11/15/21	460	461,828
5.75%, 01/24/22	60	64,411
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(a)	25	25,412
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(a)	22	22,397
3.63%, 02/20/24	90	94,477
4.00%, 03/03/24	80	85,251
3.50%, 01/23/25	5	5,249
3.75%, 05/22/25	32	33,970
(LIBOR USD 3 Month + 1.17%), 3.08%, 05/15/26(a)	230	232,391
3.50%, 11/16/26	240	252,587
3.85%, 01/26/27	245	260,814
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)	515	547,952
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)	140	152,149
(LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/39(a)	69	78,629

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
4.80%, 07/08/44	USD 3	$3,634
Huarong Finance Co. Ltd.:
3.25%, 11/13/24	200	200,413
3.88%, 11/13/29	200	201,624
Intercontinental Exchange, Inc.:
2.75%, 12/01/20	11	11,069
2.35%, 09/15/22	2	2,021
4.00%, 10/15/23	8	8,536
3.75%, 12/01/25	312	335,998
3.10%, 09/15/27	17	17,813
3.75%, 09/21/28	280	305,743
Joy Treasure Assets Holdings, Inc., 3.50%, 09/24/29	200	200,438
Moody’s Corp.:
2.75%, 12/15/21	9	9,139
4.88%, 02/15/24	59	64,885
Morgan Stanley:
2.75%, 05/19/22	273	278,042
3.13%, 01/23/23	144	148,044
3.75%, 02/25/23	164	171,743
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)	3	3,135
3.70%, 10/23/24	189	200,775
3.88%, 01/27/26	20	21,482
6.25%, 08/09/26	283	344,703
3.63%, 01/20/27	1,077	1,146,805
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)	120	127,598
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)	310	333,700
Northern Trust Corp., 3.15%, 05/03/29	19	19,962
Nuveen LLC, 4.00%, 11/01/28(b)	20	22,273
State Street Corp.:
(LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24(a)	30	31,749
3.30%, 12/16/24	26	27,429
2.65%, 05/19/26	150	152,688
UBS Group AG(b):
2.95%, 09/24/20	205	206,434
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)	510	518,178
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(f)	490	535,325
(LIBOR USD 3 Month + 1.47%), 3.13%, 08/13/30(a)	200	203,454
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(b)	470	511,382

		11,779,526

Chemicals — 0.4%
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23	200	210,125
Dow Chemical Co. (The):
9.00%, 04/01/21	135	146,740
3.00%, 11/15/22	85	86,921
4.55%, 11/30/25	89	98,347
3.63%, 05/15/26	272	286,248
5.25%, 11/15/41	21	24,481
4.38%, 11/15/42	290	309,768
DuPont de Nemours, Inc.:
4.49%, 11/15/25	604	665,239
5.32%, 11/15/38	5	5,968
5.42%, 11/15/48	135	166,574
LYB International Finance BV, 4.00%, 07/15/23	10	10,578
LYB International Finance III LLC, 4.20%, 10/15/49	125	130,468

Security	Par (000)	Value

Chemicals (continued)
Methanex Corp., 5.25%, 12/15/29	USD 70	$72,336
Sherwin-Williams Co. (The):
4.00%, 12/15/42	20	20,633
4.50%, 06/01/47	70	79,568
3.80%, 08/15/49	20	20,390

		2,334,384

Commercial Services & Supplies — 0.4%
Conservation Fund A Nonprofit Corp. (The), 3.47%, 12/15/29	86	85,742
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	106	110,240
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)	53	54,590
RELX Capital, Inc.:
3.50%, 03/16/23	355	368,630
4.00%, 03/18/29	261	283,491
Republic Services, Inc.:
3.55%, 06/01/22	40	41,326
4.75%, 05/15/23	305	328,462
2.90%, 07/01/26	131	134,217
3.38%, 11/15/27	40	42,310
3.95%, 05/15/28	286	315,171
Waste Management, Inc.:
3.13%, 03/01/25	40	41,800
3.45%, 06/15/29	5	5,355
3.90%, 03/01/35	58	63,939
4.00%, 07/15/39	306	342,873
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	55	57,337

		2,275,483

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.95%, 02/28/26	44	45,897
Motorola Solutions, Inc.:
4.60%, 02/23/28	5	5,423
4.60%, 05/23/29	416	454,123
5.50%, 09/01/44	34	37,925

		543,368

Construction Materials — 0.0%
Cemex SAB de CV, 3.72%, 03/15/20(i)	24	24,037

Consumer Finance — 0.9%
American Express Co.:
2.50%, 08/01/22	100	101,195
3.70%, 08/03/23	202	212,382
3.40%, 02/22/24	113	118,210
2.50%, 07/30/24	151	152,767
4.20%, 11/06/25	110	121,278
3.13%, 05/20/26	405	421,251
American Express Credit Corp.:
Series F, 2.60%, 09/14/20	2	2,008
2.25%, 05/05/21	175	175,843
2.70%, 03/03/22	9	9,151
American Honda Finance Corp., 2.15%, 09/10/24	185	185,146
Capital One Financial Corp.:
3.45%, 04/30/21	2	2,036
3.50%, 06/15/23	39	40,531
3.90%, 01/29/24	554	587,621
3.75%, 04/24/24	10	10,532
3.30%, 10/30/24	87	90,610
4.25%, 04/30/25	2	2,178
3.80%, 01/31/28	36	38,715
Discover Financial Services, 4.10%, 02/09/27	44	47,415
Ford Motor Credit Co. LLC:
3.20%, 01/15/21	200	201,119
5.75%, 02/01/21	200	206,457

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
4.13%, 08/04/25	USD 240	$243,376
5.11%, 05/03/29	750	772,948
General Motors Financial Co., Inc.:
4.20%, 11/06/21	66	68,428
3.55%, 07/08/22	16	16,471
3.70%, 05/09/23	4	4,124
5.10%, 01/17/24	30	32,569
3.50%, 11/07/24	2	2,061
4.00%, 01/15/25	370	388,954
4.35%, 04/09/25	67	71,490
5.25%, 03/01/26	22	24,398
4.35%, 01/17/27	18	18,923
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)	250	252,969
Navient Corp.:
5.88%, 03/25/21	62	64,046
6.63%, 07/26/21	74	78,255
6.50%, 06/15/22	100	108,375
7.25%, 09/25/23	58	65,542
5.88%, 10/25/24	55	58,850
6.75%, 06/25/25	57	62,928
6.75%, 06/15/26	55	60,450
Synchrony Financial:
2.70%, 02/03/20	48	48,016
4.38%, 03/19/24	140	149,381
4.25%, 08/15/24	11	11,741
4.50%, 07/23/25	6	6,474
Toyota Motor Credit Corp., 3.05%, 01/11/28	103	108,629

		5,445,843

Containers & Packaging — 0.1%
International Paper Co.:
6.00%, 11/15/41	116	144,802
4.80%, 06/15/44	64	70,338
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22	55	57,090
5.88%, 08/15/23	78	83,265

		355,495

Distributors — 0.0%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26	67	71,187
4.00%, 01/15/28	74	75,110
Performance Food Group, Inc., 5.50%, 10/15/27	118	126,113

		272,410

Diversified Consumer Services — 0.2%
American University (The), 3.67%, 04/01/49	265	284,228
Claremont Mckenna College, 3.38%, 01/01/50	184	182,749
George Washington University (The), Series 2018, 4.13%, 09/15/48	81	93,506
President & Fellows of Harvard College, 5.63%, 10/01/38	229	310,354
University of Southern California, 3.03%, 10/01/39	50	50,267
Wesleyan University, 4.78%, 07/01/2116	45	50,484

		971,588

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23	30	31,439
5.00%, 04/20/48	35	37,671
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	400	427,894

Security	Par (000)	Value

Diversified Financial Services (continued)
MDGH - GMTN BV:
2.50%, 11/07/24(b)	USD 200	$200,500
3.70%, 11/07/49	200	208,000
ORIX Corp., 2.90%, 07/18/22	155	158,024
Shell International Finance BV:
1.88%, 05/10/21	70	70,082
3.25%, 05/11/25	125	132,497
4.13%, 05/11/35	283	331,140
6.38%, 12/15/38	49	71,520
3.63%, 08/21/42	64	68,467
4.55%, 08/12/43	27	32,927
4.38%, 05/11/45	80	95,505
4.00%, 05/10/46	7	7,977

		1,873,643

Diversified Telecommunication Services — 1.4%
Altice France SA, 7.38%, 05/01/26(b)	516	553,998
AT&T, Inc.:
0.00%, 11/27/22(b)(j)	1,000	935,039
3.60%, 07/15/25	50	52,928
3.80%, 02/15/27	69	73,556
4.25%, 03/01/27	113	124,117
4.10%, 02/15/28	48	52,231
4.35%, 03/01/29	170	189,127
4.30%, 02/15/30	71	78,895
4.50%, 05/15/35	1,007	1,122,128
6.00%, 08/15/40	204	261,292
5.35%, 09/01/40	4	4,828
5.15%, 03/15/42	150	175,274
4.65%, 06/01/44	24	26,235
4.80%, 06/15/44	97	110,676
4.85%, 07/15/45	146	166,755
4.75%, 05/15/46	2	2,263
5.15%, 11/15/46	47	56,275
5.45%, 03/01/47	2	2,485
CCO Holdings LLC(b):
5.75%, 02/15/26	226	238,435
5.50%, 05/01/26	134	141,203
5.13%, 05/01/27	288	303,840
5.88%, 05/01/27	71	75,082
5.00%, 02/01/28	223	233,998
5.38%, 06/01/29	138	147,660
4.75%, 03/01/30	159	161,867
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)	225	236,959
Frontier Communications Corp., 8.00%, 04/01/27(b)	182	190,190
Verizon Communications, Inc.:
4.13%, 03/16/27	1,359	1,508,815
4.40%, 11/01/34	17	19,707
4.27%, 01/15/36	1,127	1,276,387
5.25%, 03/16/37	11	13,815
4.81%, 03/15/39	27	32,594

		8,568,654

Electric Utilities — 2.2%
Adani Transmission Ltd., 4.25%, 05/21/36	200	202,000
AEP Texas, Inc.:
3.95%, 06/01/28	424	461,078
Series H, 3.45%, 01/15/50	14	14,013
AEP Transmission Co. LLC:
3.75%, 12/01/47	40	43,057
4.25%, 09/15/48	76	87,312
3.80%, 06/15/49	155	165,874
3.15%, 09/15/49	115	111,272

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23	USD 35	$36,937
4.15%, 08/15/44	130	144,952
3.75%, 03/01/45	150	159,020
Series A, 4.30%, 07/15/48	74	85,767
3.45%, 10/01/49	110	112,861
Baltimore Gas & Electric Co.:
2.80%, 08/15/22	327	332,240
3.50%, 08/15/46	86	87,587
3.75%, 08/15/47	85	90,750
4.25%, 09/15/48	105	120,121
3.20%, 09/15/49	125	122,516
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48	85	95,490
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 3.00%, 12/10/29	200	200,967
Dayton Power & Light Co. (The), 3.95%, 06/15/49(b)	178	182,439
DTE Electric Co., Series A, 4.05%, 05/15/48	265	307,676
Duke Energy Carolinas LLC:
3.35%, 05/15/22	2	2,066
3.05%, 03/15/23	45	46,384
3.95%, 11/15/28	72	79,982
2.45%, 08/15/29	230	228,455
3.70%, 12/01/47	115	123,763
3.95%, 03/15/48	52	58,387
3.20%, 08/15/49	145	144,519
Duke Energy Florida LLC:
3.80%, 07/15/28	100	109,549
2.50%, 12/01/29	415	413,900
6.40%, 06/15/38	140	202,021
3.40%, 10/01/46	90	91,708
Duke Energy Ohio, Inc., 3.65%, 02/01/29	425	461,908
Duke Energy Progress LLC:
3.00%, 09/15/21	75	76,377
3.25%, 08/15/25	162	170,185
3.70%, 09/01/28	400	436,470
3.45%, 03/15/29	115	123,274
4.10%, 03/15/43	105	117,649
4.20%, 08/15/45	92	104,793
Edison International:
2.40%, 09/15/22	42	41,899
3.55%, 11/15/24	48	49,169
Entergy Arkansas LLC, 4.20%, 04/01/49	4	4,656
Entergy Corp., 2.95%, 09/01/26	31	31,501
Entergy Louisiana LLC:
5.40%, 11/01/24	65	74,448
4.20%, 09/01/48	185	214,144
4.20%, 04/01/50	45	52,218
Eversource Energy:
2.80%, 05/01/23	100	101,504
Series N, 3.80%, 12/01/23	17	17,906
Exelon Corp.:
4.95%, 06/15/35	18	20,840
4.45%, 04/15/46	65	73,078
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25	555	596,428
4.55%, 04/01/49	180	206,357
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.31%, 05/06/22(a)	1,095	1,095,033
3.25%, 06/01/24	2	2,095
4.05%, 06/01/42	14	15,923
3.70%, 12/01/47	32	34,947
3.95%, 03/01/48	250	285,310

Security	Par (000)	Value

Electric Utilities (continued)
3.15%, 10/01/49	USD 165	$166,901
ITC Holdings Corp., 2.70%, 11/15/22	10	10,125
MidAmerican Energy Co.:
3.10%, 05/01/27	10	10,428
3.65%, 04/15/29	80	87,485
4.25%, 07/15/49	131	157,269
3.15%, 04/15/50	120	118,538
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)	40	43,779
Mong Duong Finance Holdings BV, 5.13%, 05/07/29	250	255,625
Northern States Power Co.:
2.15%, 08/15/22	370	372,570
3.40%, 08/15/42	205	214,643
4.00%, 08/15/45	60	68,118
3.60%, 09/15/47	20	21,415
2.90%, 03/01/50	88	84,072
NSTAR Electric Co.:
3.20%, 05/15/27	76	79,706
3.25%, 05/15/29	35	36,960
Ohio Power Co.:
Series G, 6.60%, 02/15/33	140	189,943
4.00%, 06/01/49	99	111,199
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28	235	257,249
4.55%, 12/01/41	63	75,487
3.80%, 09/30/47	101	111,494
3.80%, 06/01/49	11	11,963
3.10%, 09/15/49	95	92,857
Public Service Electric & Gas Co.:
2.38%, 05/15/23	35	35,471
3.00%, 05/15/25	16	16,622
3.00%, 05/15/27	26	26,903
3.65%, 09/01/28	210	229,066
3.20%, 05/15/29	84	88,626
Southern California Edison Co., 3.88%, 06/01/21	36	36,782
Southwestern Public Service Co.:
Series 6, 4.40%, 11/15/48	9	10,647
3.75%, 06/15/49	2	2,152
Stoneway Capital Corp., 10.00%, 03/01/27(b)	133	83,895
Tampa Electric Co.:
4.30%, 06/15/48	30	34,969
4.45%, 06/15/49	175	207,512
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)	420	445,718
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23	210	213,866
Series A, 3.50%, 03/15/27	275	294,193
Series B, 6.00%, 01/15/36	7	9,306
4.00%, 01/15/43	170	187,977
Series B, 4.20%, 05/15/45	43	49,177
Series C, 4.00%, 11/15/46	57	62,911
3.30%, 12/01/49	4	4,039
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)	381	388,692

		14,079,125

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24	20	20,753
Corning, Inc.:
3.70%, 11/15/23	35	36,482
4.38%, 11/15/57	75	76,964
Tyco Electronics Group SA:
3.45%, 08/01/24	30	31,439

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
3.13%, 08/15/27	USD 65	$66,954

		232,592

Energy Equipment & Services — 0.0%
Hilong Holding Ltd., 8.25%, 09/26/22	200	201,625
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)	25	24,932
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)	24	23,513

		250,070

Entertainment — 0.1%
NBCUniversal Media LLC, 5.95%, 04/01/41	130	178,882
Walt Disney Co. (The):
6.40%, 12/15/35	142	201,830
6.65%, 11/15/37	57	84,732
4.75%, 09/15/44	75	93,694

		559,138

Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
2.25%, 01/15/22	60	60,195
3.00%, 06/15/23	161	164,561
2.95%, 01/15/25	15	15,329
4.00%, 06/01/25	80	85,616
2.75%, 01/15/27	66	65,928
3.13%, 01/15/27	16	16,378
3.95%, 03/15/29	80	86,049
Boston Properties LP, 3.85%, 02/01/23	67	70,208
CC Holdings GS V LLC, 3.85%, 04/15/23	80	83,859
Crown Castle International Corp.:
3.40%, 02/15/21	3	3,041
4.88%, 04/15/22	16	16,949
5.25%, 01/15/23	82	89,078
3.20%, 09/01/24	395	408,612
4.45%, 02/15/26	32	35,059
3.70%, 06/15/26	251	265,344
3.65%, 09/01/27	48	50,799
3.80%, 02/15/28	6	6,396
4.30%, 02/15/29	10	11,084
3.10%, 11/15/29	270	273,461
5.20%, 02/15/49	115	139,922
Equinix, Inc., 2.63%, 11/18/24	178	178,331
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	122	133,436
4.50%, 09/01/26	55	57,888
5.75%, 02/01/27(b)	90	100,350
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR 100	101,116
Realty Income Corp.:
4.65%, 08/01/23	USD 6	6,494
3.88%, 04/15/25	6	6,471
4.13%, 10/15/26	112	122,908
3.00%, 01/15/27	35	36,020
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)	76	78,470

		2,769,352

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc.:
5.75%, 03/15/25	136	140,760
7.50%, 03/15/26(b)	71	79,697
5.88%, 02/15/28(b)	85	90,313
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)	425	437,167
Walmart, Inc.:
3.55%, 06/26/25	227	243,854

Security	Par (000)	Value

Food & Staples Retailing (continued)
3.70%, 06/26/28	USD 265	$291,975
3.25%, 07/08/29	125	134,165
3.95%, 06/28/38	123	142,488
3.63%, 12/15/47	23	25,600
2.95%, 09/24/49	16	15,942

		1,601,961

Food Products — 0.2%
Campbell Soup Co., 8.88%, 05/01/21	100	108,058
Mondelez International, Inc., 4.00%, 02/01/24	22	23,429
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)	97	104,881
Post Holdings, Inc.(b):
5.00%, 08/15/26	162	171,112
5.75%, 03/01/27	147	157,657
5.63%, 01/15/28	108	116,370
5.50%, 12/15/29	85	90,636
Simmons Foods, Inc., 5.75%, 11/01/24(b)	57	57,285
Tyson Foods, Inc.:
3.95%, 08/15/24	12	12,868
4.00%, 03/01/26	63	68,197
3.55%, 06/02/27	159	169,063
4.35%, 03/01/29	4	4,534
4.55%, 06/02/47	34	38,928
5.10%, 09/28/48	17	21,406

		1,144,424

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49	95	96,475
Dominion Energy Gas Holdings LLC, 4.80%, 11/01/43	45	51,459
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46	25	24,874

		172,808

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 3.75%, 11/30/26	725	792,172
Baxter International, Inc., 1.70%, 08/15/21	20	19,971
Becton Dickinson and Co., 3.30%, 03/01/23	170	173,640
DH Europe Finance II SARL, 1.80%, 09/18/49	EUR 100	108,204
Edwards Lifesciences Corp., 4.30%, 06/15/28	USD 11	12,232
Medtronic Global Holdings SCA, 1.75%, 07/02/49	EUR 100	109,602
Medtronic, Inc.:
3.15%, 03/15/22	USD 20	20,570
3.50%, 03/15/25	47	50,384

		1,286,775

Health Care Providers & Services — 1.2%
Aetna, Inc.:
4.50%, 05/15/42	119	128,368
4.13%, 11/15/42	4	4,098
4.75%, 03/15/44	50	55,854
Anthem, Inc.:
3.50%, 08/15/24	31	32,503
2.38%, 01/15/25	32	31,962
3.65%, 12/01/27	26	27,534
4.10%, 03/01/28	30	32,598
2.88%, 09/15/29	11	10,958
Baylor Scott & White Holdings, 4.19%, 11/15/45	35	39,144
CHRISTUS Health, Series C, 4.34%, 07/01/28	113	124,842
Cigna Corp.:
3.30%, 02/25/21(b)	94	95,202
3.90%, 02/15/22(b)	65	67,321
3.05%, 11/30/22(b)	9	9,200
3.75%, 07/15/23	110	115,368
3.50%, 06/15/24(b)	102	106,540
3.25%, 04/15/25(b)	166	172,161

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
3.40%, 03/01/27(b)	USD	5	$5,197
3.05%, 10/15/27(b)		58	58,826
4.38%, 10/15/28		250	276,972
4.80%, 08/15/38		3	3,499
CommonSpirit Health:
3.35%, 10/01/29		101	101,620
4.35%, 11/01/42		30	30,814
4.19%, 10/01/49		105	104,981
CVS Health Corp.:
3.70%, 03/09/23		52	54,202
4.10%, 03/25/25		347	372,561
3.88%, 07/20/25		12	12,781
4.30%, 03/25/28		8	8,740
4.78%, 03/25/38		321	364,935
5.13%, 07/20/45		516	612,139
Encompass Health Corp.:
4.50%, 02/01/28		53	54,921
4.75%, 02/01/30		55	57,063
Express Scripts Holding Co., 2.60%, 11/30/20		50	50,281
HCA, Inc.:
4.75%, 05/01/23		264	282,827
5.00%, 03/15/24		85	92,919
5.25%, 04/15/25		552	617,638
4.50%, 02/15/27		92	99,221
4.13%, 06/15/29		309	327,874
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		96	108,155
Ochsner Clinic Foundation, 5.90%, 05/15/45		21	27,793
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		16	19,700
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		56	55,346
Select Medical Corp., 6.25%, 08/15/26(b)		62	67,116
Spectrum Health System Obligated Group,
Series 19A, 3.49%, 07/15/49		99	99,137
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		309	322,405
Sutter Health, Series 2018, 3.70%, 08/15/28		104	111,458
Tenet Healthcare Corp.:
5.13%, 05/01/25		152	156,560
6.25%, 02/01/27(b)		168	180,810
Toledo Hospital (The), 5.75%, 11/15/38		36	41,154
UnitedHealth Group, Inc.:
2.38%, 08/15/24		48	48,637
3.75%, 07/15/25		805	869,610
3.70%, 12/15/25		30	32,471
3.10%, 03/15/26		122	127,794
3.85%, 06/15/28		155	171,042
2.88%, 08/15/29		25	25,732
5.80%, 03/15/36		66	87,647
3.50%, 08/15/39		180	189,034
4.63%, 11/15/41		92	109,744
4.75%, 07/15/45		37	45,563
3.75%, 10/15/47		92	99,027

			7,639,599

Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC, 5.00%, 10/15/25(b)		304	313,880
Boyd Gaming Corp.:
6.38%, 04/01/26		74	79,619
6.00%, 08/15/26		68	72,930
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		182	188,370
Cedar Fair LP:
5.38%, 04/15/27		55	59,184
5.25%,07/15/29(b)		58	62,495

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(b):
5.50%, 04/01/27	USD	67	$71,020
4.75%, 01/15/28		55	56,787
Eldorado Resorts, Inc., 6.00%, 09/15/26		60	66,075
McDonald’s Corp.:
3.70%, 01/30/26		214	230,915
2.63%, 09/01/29		1	1,002
4.70%, 12/09/35		27	32,023
6.30%, 03/01/38		34	46,057
3.70%, 02/15/42		37	37,580
3.63%, 05/01/43		132	131,529
4.88%, 12/09/45		48	57,869
4.45%, 03/01/47		83	94,377
4.45%, 09/01/48		60	68,769
3.63%, 09/01/49		359	365,182
Scientific Games International, Inc., 5.00%, 10/15/25(b)		118	123,458
Six Flags Entertainment Corp., 5.50%, 04/15/27(b)		55	58,644
Station Casinos LLC, 5.00%, 10/01/25(b)		60	61,050
Viking Cruises Ltd., 5.88%, 09/15/27(b)		92	98,325
Wynn Las Vegas LLC(b):
5.50%, 03/01/25		203	217,210
5.25%, 05/15/27		101	107,313
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		83	89,018

			2,790,681

Household Durables — 0.0%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)		65	68,575
Century Communities, Inc., 6.75%, 06/01/27(b)(e)		58	62,188
Mattamy Group Corp, 6.50%, 10/01/25(b)		55	58,712
Tempur Sealy International, Inc., 5.50%, 06/15/26		67	70,601

			260,076

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27		31	31,963
Spectrum Brands, Inc., 5.75%, 07/15/25		96	100,202

			132,165

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 5.50%, 02/01/24		56	56,840
NRG Energy, Inc., 3.75%, 06/15/24(b)		19	19,647

			76,487

Industrial Conglomerates — 0.2%
3M Co.:
3.25%, 02/14/24		15	15,700
2.00%, 02/14/25		57	56,694
3.00%, 08/07/25		125	131,438
3.38%, 03/01/29		30	32,060
2.38%, 08/26/29		195	192,408
General Electric Co.:
5.88%, 01/14/38		252	306,321
6.88%, 01/10/39		50	66,827
4.13%, 10/09/42		33	34,044
Honeywell International, Inc., 2.70%, 08/15/29		155	158,648

			994,140

Insurance — 0.4%
Ambac Assurance Corp, 5.10%, 06/07/20(b)		15	21,971
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.94%, 02/12/23(a)(b)		91	92,255
Aon Corp.:
4.50%, 12/15/28		469	528,396
3.75%, 05/02/29		260	278,220

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
Aon plc:
3.88%, 12/15/25	USD	16	$17,222
4.75%, 05/15/45		57	67,226
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		35	38,966
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		108	109,586
4.05%, 10/15/23		105	111,711
3.50%, 06/03/24		316	331,973
3.50%, 03/10/25		135	142,519
4.38%, 03/15/29		217	247,410
4.20%, 03/01/48		57	64,880
Principal Financial Group, Inc., 3.70%, 05/15/29		105	114,512
Travelers Cos., Inc. (The):
6.75%, 06/20/36		5	7,240
6.25%, 06/15/37		2	2,793
Trinity Acquisition plc, 4.40%, 03/15/26		80	86,991
Willis North America, Inc.:
3.60%, 05/15/24		36	37,615
3.88%, 09/15/49		15	14,965

			2,316,451

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		220	231,176
Amazon.com, Inc., 3.88%, 08/22/37		245	278,463
Expedia Group, Inc.:
3.80%, 02/15/28		103	105,357
3.25%, 02/15/30(b)		345	332,049

			947,045

IT Services — 0.9%
Fidelity National Information Services, Inc.:
3.00%, 08/15/26		521	539,131
3.75%, 05/21/29		34	37,272
Fiserv, Inc.:
3.85%, 06/01/25		65	69,361
3.20%, 07/01/26		737	763,271
4.20%, 10/01/28		288	319,463
3.50%, 07/01/29		280	294,302
Global Payments, Inc.:
3.80%, 04/01/21		62	63,220
3.75%, 06/01/23		85	88,538
4.00%, 06/01/23		12	12,626
2.65%, 02/15/25		90	90,410
4.80%, 04/01/26		308	342,839
3.20%, 08/15/29		255	259,898
IBM Credit LLC, 3.45%, 11/30/20		210	213,242
International Business Machines Corp.:
2.90%, 11/01/21		100	101,855
3.00%, 05/15/24		235	243,864
3.30%, 05/15/26		980	1,034,545
Mastercard, Inc.:
2.95%, 11/21/26		50	52,022
2.95%, 06/01/29		345	360,043
3.65%, 06/01/49		75	83,316
PayPal Holdings, Inc.:
2.20%, 09/26/22		10	10,057
2.40%, 10/01/24		195	196,923
2.65%, 10/01/26		155	157,177
2.85%, 10/01/29		250	252,322
Visa, Inc., 4.30%, 12/14/45		43	52,860
Zayo Group LLC:
6.38%, 05/15/25		99	102,052
5.75%, 01/15/27(b)		180	182,925

			5,923,534

Security	Par (000)		Value

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22	USD	131	$131,802
3.90%, 11/19/29		50	50,363

			182,165

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		34	35,681
3.05%, 09/22/26		366	374,363
2.75%, 09/15/29		105	104,254
Thermo Fisher Scientific, Inc.:
2.95%, 09/19/26		478	491,574
2.60%, 10/01/29		285	281,933
5.30%, 02/01/44		5	6,406
1.88%, 10/01/49	EUR	200	207,500

			1,501,711

Machinery — 0.1%
CNH Industrial NV, 3.85%, 11/15/27	USD	40	41,764
Parker-Hannifin Corp.:
2.70%, 06/14/24		140	143,031
3.25%, 06/14/29		110	114,923
Terex Corp., 5.63%, 02/01/25(b)		64	66,080

			365,798

Media — 1.1%
Charter Communications Operating LLC:
4.50%, 02/01/24		230	247,533
4.91%, 07/23/25		327	360,085
4.20%, 03/15/28		15	15,991
6.38%, 10/23/35		471	592,822
6.48%, 10/23/45		329	407,870
5.75%, 04/01/48		130	151,830
5.13%, 07/01/49		45	48,976
4.80%, 03/01/50		188	198,247
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(b)		138	143,699
Comcast Corp.:
3.13%, 07/15/22		7	7,220
3.70%, 04/15/24		51	54,396
3.15%, 03/01/26		376	394,199
2.35%, 01/15/27		30	29,975
3.15%, 02/15/28		86	90,161
4.15%, 10/15/28		37	41,675
4.25%, 01/15/33		145	168,067
4.20%, 08/15/34		55	62,771
5.65%, 06/15/35		1	1,316
4.40%, 08/15/35		76	89,150
6.50%, 11/15/35		130	184,367
3.20%, 07/15/36		516	528,287
4.60%, 10/15/38		311	370,795
4.65%, 07/15/42		70	84,169
3.40%, 07/15/46		189	191,829
3.97%, 11/01/47		45	49,578
4.95%, 10/15/58		5	6,516
Cox Communications, Inc.(b):
3.15%, 08/15/24		557	572,785
3.35%, 09/15/26		32	33,028
Diamond Sports Group LLC, 6.63%, 08/15/27(b)		200	194,500
Discovery Communications LLC:
5.00%, 09/20/37		158	178,569
5.20%, 09/20/47		175	203,997
Fox Corp., 4.03%, 01/25/24(b)		75	79,924
Gray Television, Inc.(b):
5.88%, 07/15/26		78	82,973
7.00%, 05/15/27		89	98,901

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Meredith Corp., 6.88%, 02/01/26	USD	140	$145,558
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)		127	133,833
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		74	77,515
Time Warner Cable LLC:
5.00%, 02/01/20		58	58,109
4.00%, 09/01/21		22	22,513
6.55%, 05/01/37		50	61,337
5.50%, 09/01/41		113	126,233
4.50%, 09/15/42		9	9,201
ViacomCBS, Inc.:
6.88%, 04/30/36		122	163,363
4.38%, 03/15/43		150	159,039

			6,922,902

Metals & Mining — 0.2%
Anglo American Capital plc(b):
3.63%, 09/11/24		270	280,111
4.75%, 04/10/27		220	240,654
ArcelorMittal SA:
3.60%, 07/16/24		28	28,713
6.13%, 06/01/25		10	11,490
4.55%, 03/11/26		90	95,574
Barrick Gold Corp.:
3.85%, 04/01/22		108	112,402
5.25%, 04/01/42		46	54,899
Barrick North America Finance LLC, 5.75%, 05/01/43		47	59,845
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	202,870
Newmont Goldcorp Corp., 2.80%, 10/01/29		190	188,245
Nucor Corp.:
5.20%, 08/01/43		40	49,409
4.40%, 05/01/48		18	20,423
Steel Dynamics, Inc., 5.13%, 10/01/21		110	110,066
Teck Resources Ltd., 6.13%, 10/01/35		81	95,254

			1,549,955

Multiline Retail — 0.0%
Dollar General Corp.:
3.88%, 04/15/27		40	42,833
4.13%, 05/01/28		9	9,830

			52,663

Multi-Utilities — 0.1%
Ameren Illinois Co.:
3.80%, 05/15/28		120	130,847
3.25%, 03/15/50		155	156,970
Consumers Energy Co.:
3.38%, 08/15/23		2	2,090
3.80%, 11/15/28		25	27,647
3.95%, 07/15/47		21	23,535
4.05%, 05/15/48		45	51,929
4.35%, 04/15/49		8	9,712
3.75%, 02/15/50		161	177,981
3.10%, 08/15/50		85	84,850

			665,561

Oil, Gas & Consumable Fuels — 2.7%
BP Capital Markets America, Inc.:
3.79%, 02/06/24		168	178,800
3.80%, 09/21/25		297	321,439
3.41%, 02/11/26		24	25,572
3.12%, 05/04/26		105	109,724
3.94%, 09/21/28		20	22,106
BP Capital Markets plc:
2.32%, 02/13/20		46	46,010
3.81%, 02/10/24		10	10,684
3.28%, 09/19/27		7	7,366

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Cameron LNG LLC(b):
3.30%, 01/15/35	USD	245	$247,448
3.40%, 01/15/38		245	245,893
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		348	391,312
5.13%, 06/30/27		429	474,122
Chevron Corp., 2.90%, 03/03/24		282	292,315
Cimarex Energy Co.:
4.38%, 06/01/24		69	72,884
4.38%, 03/15/29		2	2,122
Citgo Holding, Inc., 9.25%, 08/01/24(b)		75	80,437
Concho Resources, lnc., 3.75%, 10/01/27		150	157,776
Diamondback Energy, Inc., 3.50%, 12/01/29		375	381,600
Enbridge Energy Partners LP, 7.38%, 10/15/45		13	19,422
Enbridge, Inc.:
2.90%, 07/15/22		55	56,032
5.50%, 12/01/46		55	70,684
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		475	490,062
Energy Transfer Operating LP:
5.88%, 01/15/24		178	197,071
4.75%, 01/15/26		6	6,498
4.20%, 04/15/27		5	5,237
5.50%, 06/01/27		98	110,177
5.80%, 06/15/38		56	63,424
6.50%, 02/01/42		448	532,898
5.15%, 03/15/45		5	5,264
6.13%, 12/15/45		18	20,875
5.30%, 04/15/47		158	168,670
6.00%, 06/15/48		2	2,334
Enterprise Products Operating LLC:
3.75%, 02/15/25		25	26,644
3.13%, 07/31/29		34	34,986
Series D, 6.88%, 03/01/33		56	76,367
5.95%, 02/01/41		21	27,102
4.45%, 02/15/43		176	193,699
4.85%, 03/15/44		25	28,927
5.10%, 02/15/45		206	246,969
EOG Resources, Inc.:
4.15%, 01/15/26		80	87,941
3.90%, 04/01/35		20	22,187
Exxon Mobil Corp.:
2.73%, 03/01/23		70	71,700
2.02%, 08/16/24		40	40,145
2.71%, 03/06/25		274	283,286
3.04%, 03/01/26		48	50,359
2.28%, 08/16/26		268	269,808
3.00%, 08/16/39		49	49,131
3.57%, 03/06/45		10	10,739
4.11%, 03/01/46		24	28,177
Hess Corp., 6.00%, 01/15/40		120	141,798
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		55	66,590
6.50%, 02/01/37		112	139,704
6.95%, 01/15/38		51	67,569
6.38%, 03/01/41		43	54,002
5.00%, 03/01/43		120	131,615
Kinder Morgan, Inc., 4.30%, 03/01/28		254	276,966
Marathon Petroleum Corp.:
4.75%, 12/15/23		106	115,200
5.13%, 12/15/26		9	10,196
4.75%, 09/15/44		15	16,491
5.85%, 12/15/45		65	74,645
MPLX LP:
4.88%, 12/01/24		489	531,637

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.25%, 01/15/25(b)	USD	40	$42,014
4.13%, 03/01/27		398	418,075
4.25%, 12/01/27(b)		220	231,641
NGPL PipeCo LLC, 4.38%, 08/15/22(b)		102	105,951
Northwest Pipeline LLC, 4.00%, 04/01/27		365	388,712
Occidental Petroleum Corp.:
2.60%, 08/13/21		63	63,466
3.20%, 08/15/26		45	45,541
0.00%, 10/10/36(j)		2,000	1,004,675
Petrobras Global Finance BV:
7.38%, 01/17/27		141	171,738
6.00%, 01/27/28		57	64,909
7.25%, 03/17/44		452	548,191
6.85%, 06/05/2115		136	155,720
Plains All American Pipeline LP, 3.65%, 06/01/22		6	6,156
ReNew Power Synthetic, 6.67%, 03/12/24		200	207,000
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(e)		184	200,269
5.75%, 05/15/24		460	513,221
5.63%, 03/01/25		661	744,490
5.88%, 06/30/26		273	313,820
Spectra Energy Partners LP:
3.38%, 10/15/26		3	3,106
5.95%, 09/25/43		20	25,138
4.50%, 03/15/45		73	80,549
Suncor Energy, Inc.:
3.60%, 12/01/24		85	90,214
6.80%, 05/15/38		70	99,727
6.50%, 06/15/38		44	61,251
Sunoco Logistics Partners Operations LP:
5.30%, 04/01/44		17	18,094
5.35%, 05/15/45		12	12,905
Texas Eastern Transmission LP, 3.50%, 01/15/28(b)		475	488,007
Total Capital International SA:
2.75%, 06/19/21		40	40,540
2.88%, 02/17/22		20	20,436
3.70%, 01/15/24		2	2,127
3.75%, 04/10/24		70	74,978
2.43%, 01/10/25		200	202,541
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		13	13,700
4.88%, 01/15/26		487	545,269
4.25%, 05/15/28		115	127,741
4.63%, 03/01/34		20	22,814
5.85%, 03/15/36		33	40,815
6.20%, 10/15/37		10	13,049
4.75%, 05/15/38		38	43,414
6.10%, 06/01/40		179	236,991
5.10%, 03/15/49		2	2,441
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		162	205,895
4.00%, 03/15/28		246	261,738
4.60%, 03/15/48		55	60,314
Valero Energy Corp.:
3.65%, 03/15/25		39	41,488
3.40%, 09/15/26		297	311,322
Western Midstream Operating LP:
4.00%, 07/01/22		90	92,256
4.65%, 07/01/26		100	102,401
5.30%, 03/01/48		15	13,116
Williams Cos., Inc. (The):
4.55%, 06/24/24		24	25,912
3.90%, 01/15/25		29	30,540

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
4.00%, 09/15/25	USD	72	$76,395
3.75%, 06/15/27		98	102,220
Series A, 7.50%, 01/15/31		15	19,577
5.75%, 06/24/44		110	130,366

			16,955,814

Paper & Forest Products — 0.1%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		177	181,913
3.73%, 07/15/23(b)		184	192,644
3.60%, 03/01/25(b)		40	42,270
7.38%, 12/01/25		97	122,769
7.75%, 11/15/29		60	84,941
8.88%, 05/15/31		13	20,206

			644,743

Pharmaceuticals — 0.9%
Allergan Funding SCS:
3.85%, 06/15/24		14	14,706
3.80%, 03/15/25		487	511,792
4.55%, 03/15/35		269	294,075
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		154	176,884
8.50%, 01/31/27		180	204,984
Bausch Health Cos., Inc.(b):
5.88%, 05/15/23		102	102,893
9.00%, 12/15/25		157	178,540
7.00%, 01/15/28		74	81,681
7.25%, 05/30/29		76	86,830
Bristol-Myers Squibb Co.(b):
2.25%, 08/15/21		25	25,156
2.75%, 02/15/23		305	310,852
3.25%, 02/20/23		575	595,539
3.63%, 05/15/24		3	3,171
3.20%, 06/15/26		721	757,496
4.13%, 06/15/39		5	5,771
GlaxoSmithKline Capital plc, 3.38%, 06/01/29		55	59,034
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		330	364,515
Pfizer, Inc.:
3.00%, 06/15/23		16	16,636
5.80%, 08/12/23		29	32,776
3.45%, 03/15/29		4	4,311
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23		170	173,233
3.20%, 09/23/26		469	483,349
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		600	699,055
Wyeth LLC, 5.95%, 04/01/37		341	465,800

			5,649,079

Real Estate Management & Development — 0.5%
Central China Real Estate Ltd.:
6.50%, 03/05/21		200	199,418
6.75%, 11/08/21		200	199,132
China Aoyuan Group Ltd., 7.95%, 02/19/23		200	212,000
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75%(a)(f)		200	200,500
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		200	201,250
Easy Tactic Ltd., 8.13%, 07/11/24		200	203,500
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	209,500
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	202,370
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	209,375
Scenery Journey Ltd., 11.00%, 11/06/20		200	204,500
Sunac China Holdings Ltd., 7.50%, 02/01/24		200	205,350

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25	USD	200	$199,381
Yuzhou Properties Co. Ltd.:
6.00%, 10/25/23		200	195,500
8.50%, 02/26/24		200	207,875
Zhenro Properties Group Ltd., 8.70%, 08/03/22		200	203,500

			3,053,151

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.00%, 03/15/23		89	91,438
6.15%, 05/01/37		63	88,311
5.05%, 03/01/41		160	198,340
4.95%, 09/15/41		25	30,625
CSX Corp.:
4.25%, 03/15/29		90	101,385
6.15%, 05/01/37		15	19,939
4.30%, 03/01/48		142	161,323
4.75%, 11/15/48		93	112,858
4.50%, 03/15/49		109	127,753
3.35%, 09/15/49		125	123,294
4.25%, 11/01/66		59	63,119
Norfolk Southern Corp.:
3.85%, 01/15/24		60	63,679
3.65%, 08/01/25		86	92,045
2.90%, 06/15/26		255	262,973
2.55%, 11/01/29		6	5,985
4.84%, 10/01/41		30	35,553
4.45%, 06/15/45		45	51,943
3.94%, 11/01/47		23	24,790
4.10%, 05/15/49		25	27,631
3.40%, 11/01/49		25	24,838
4.05%, 08/15/52		112	123,304
Penske Truck Leasing Co. LP(b):
2.70%, 03/14/23		5	5,054
4.45%, 01/29/26		20	21,564
3.40%, 11/15/26		20	20,419
3.35%, 11/01/29		20	19,986
Ryder System, Inc.:
3.45%, 11/15/21		21	21,471
2.80%, 03/01/22		3	3,038
3.40%, 03/01/23		120	123,768
Union Pacific Corp.:
3.15%, 03/01/24		130	135,342
2.75%, 03/01/26		175	179,357
3.38%, 02/01/35		93	96,388
3.60%, 09/15/37		221	230,574
3.55%, 08/15/39		34	35,333
3.84%, 03/20/60(b)		93	94,360

			2,817,780

Semiconductors & Semiconductor Equipment — 0.7%
Analog Devices, Inc., 3.50%, 12/05/26		105	110,170
Applied Materials, Inc.:
5.10%, 10/01/35		30	37,932
4.35%, 04/01/47		227	274,334
Broadcom Corp.:
2.38%, 01/15/20		38	38,002
3.13%, 01/15/25		86	87,048
3.88%, 01/15/27		669	694,929
Broadcom, Inc.(b):
3.13%, 04/15/21		40	40,486
4.25%, 04/15/26		295	313,340
KLA Corp.:
4.10%, 03/15/29		225	246,522
5.00%, 03/15/49		105	129,162

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.:
2.75%, 03/15/20	USD	121	$121,061
3.75%, 03/15/26		257	275,541
4.00%, 03/15/29		15	16,520
4.88%, 03/15/49		117	146,520
NVIDIA Corp., 3.20%, 09/16/26		508	533,480
NXP BV(b):
4.13%, 06/01/21		450	461,379
3.88%, 09/01/22		200	207,510
4.63%, 06/01/23		300	320,730
3.88%, 06/18/26		30	31,825
5.55%, 12/01/28		3	3,507
4.30%, 06/18/29		157	169,777
QUALCOMM, Inc.:
4.80%, 05/20/45		71	86,995
4.30%, 05/20/47		98	112,433
Texas Instruments, Inc.:
2.25%, 05/01/23		90	91,128
2.25%, 09/04/29		140	138,237
3.88%, 03/15/39		35	39,569

			4,728,137

Software — 0.5%
Autodesk, Inc., 3.50%, 06/15/27		468	490,685
Microsoft Corp.:
3.50%, 02/12/35		331	364,721
4.20%, 11/03/35		91	108,268
3.45%, 08/08/36		606	664,184
3.70%, 08/08/46		195	220,497
Oracle Corp.:
2.50%, 05/15/22		40	40,525
2.65%, 07/15/26		370	378,505
3.90%, 05/15/35		274	305,612
3.85%, 07/15/36		80	87,717
3.80%, 11/15/37		14	15,301
5.38%, 07/15/40		84	109,187
4.13%, 05/15/45		51	57,630
4.00%, 07/15/46		21	23,377

			2,866,209

Specialty Retail — 0.1%
Home Depot, Inc. (The):
2.80%, 09/14/27		25	26,006
3.90%, 12/06/28		35	39,308
2.95%, 06/15/29		142	147,752
5.88%, 12/16/36		4	5,522
Lowe’s Cos., Inc.:
4.38%, 09/15/45		150	167,437
3.70%, 04/15/46		55	56,106
4.05%, 05/03/47		55	59,419

			501,550

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
3.00%, 02/09/24		175	181,748
2.85%, 05/11/24		8	8,275
3.35%, 02/09/27		22	23,434
3.85%, 05/04/43		759	850,939
Dell International LLC, 8.10%, 07/15/36(b)		295	387,907
Hewlett Packard Enterprise Co.(e):
3.60%, 10/15/20		2	2,023
4.40%, 10/15/22		20	21,132
6.35%, 10/15/45		95	114,393
HP, Inc., 6.00%, 09/15/41		10	11,088
Seagate HDD Cayman:
4.25%, 03/01/22		22	22,773

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals (continued)
5.75%, 12/01/34	USD	50	$52,384

			1,676,096

Thrifts & Mortgage Finance — 0.1%(b)
BPCE SA, 2.70%, 10/01/29		491	487,426
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		108	114,320
9.13%, 07/15/26		88	97,460

			699,206

Tobacco — 0.5%
Altria Group, Inc.:
4.40%, 02/14/26		348	378,327
4.80%, 02/14/29		292	325,482
5.80%, 02/14/39		536	630,612
6.20%, 02/14/59		22	26,215
BAT Capital Corp.:
3.22%, 09/06/26		115	115,882
3.56%, 08/15/27		214	218,500
4.54%, 08/15/47		136	136,778
Philip Morris International, Inc.:
2.13%, 05/10/23		85	85,259
2.88%, 05/01/24		170	174,995
4.50%, 03/20/42		5	5,683
3.88%, 08/21/42		29	30,210
Reynolds American, Inc.:
4.45%, 06/12/25		606	652,592
5.70%, 08/15/35		29	33,717
5.85%, 08/15/45		250	286,923

			3,101,175

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		134	134,670
BOC Aviation Ltd., 3.00%, 09/11/29		200	196,138
GATX Corp., 2.60%, 03/30/20		59	59,035
H&E Equipment Services, Inc., 5.63%, 09/01/25		106	111,035
Herc Holdings, Inc., 5.50%, 07/15/27(b)		134	141,035

			641,913

Wireless Telecommunication Services — 0.3%
Sprint Corp.:
7.63%, 02/15/25		176	193,133
7.63%, 03/01/26		177	195,196
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(e)		346	349,143
Vodafone Group plc:
3.75%, 01/16/24		153	161,844
4.13%, 05/30/25		118	128,180
4.38%, 05/30/28		18	19,957
5.00%, 05/30/38		8	9,265
4.38%, 02/19/43		135	144,988
5.25%, 05/30/48		336	403,611
5.13%, 06/19/59		1	1,176

			1,606,493

Total Corporate Bonds — 31.3% (Cost: $189,518,550)			197,636,786

Floating Rate Loan Interests — 0.7%(k)

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.80%, 02/24/25		309	310,564

Banks — 0.1%
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 6 Month + 1.90%), 4.10%, 09/17/22(c)		368	366,783

Security	Par (000)		Value

Building Products — 0.0%
Advanced Drainage Systems, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.00%, 07/31/26	USD	45	$44,869
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 3.94%, 12/14/24		117	117,450

			162,319

Capital Markets — 0.0%
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 6 Month + 1.75%), 3.95%, 09/17/22(c)		157	156,422

Construction Materials — 0.0%
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.80%, 08/13/25		134	134,068

Diversified Financial Services — 0.0%
Triton Bidco, Term Loan B, 09/23/26(l)		111	111,703

Health Care Providers & Services — 0.1%
Acadia Healthcare Co., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.30%, 02/16/23		304	303,947
Select Medical Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.58%, 03/01/21		46	45,998

			349,945

Hotels, Restaurants & Leisure — 0.1%
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.54%, 02/02/26(c)		156	157,407
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.55% - 4.72%, 10/04/23		186	186,035

			343,442

Media — 0.0%
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.24%, 04/15/27		181	181,600
Lamar Media Corp., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.56%, 03/14/25		19	19,380

			200,980

Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.44%, 11/01/26		467	470,699

Pharmaceuticals — 0.0%
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.74%, 11/15/27		287	289,600

Road & Rail — 0.0%
Genesee & Wyoming, Inc., Term Loan, 11/06/26(l)		169	170,448

Thrifts & Mortgage Finance — 0.2%(c)
Caliber Home Loans, Inc., Term Loan, 04/24/21(l)		477	475,717
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 2.49%), 5.87%, 08/08/20		832	832,138

			1,307,855

Total Floating Rate Loan Interests — 0.7% (Cost: $4,361,013)			4,374,828

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Agency Obligations — 0.8%

Argentina — 0.0%
YPF SA(b):
8.50%, 07/28/25	USD	15	$14,114
8.50%, 06/27/29		10	9,028

			23,142

India — 0.0%
Power Finance Corp. Ltd., 4.50%, 06/18/29		200	206,312

Indonesia — 0.0%
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23		200	221,125

Mexico — 0.8%
Petroleos Mexicanos:
6.38%, 02/04/21		224	232,540
(LIBOR USD 3 Month + 3.65%), 5.54%, 03/11/22(a)		44	45,843
4.50%, 01/23/26		55	54,665
6.88%, 08/04/26		103	113,094
6.49%, 01/23/27(b)		258	274,770
6.50%, 03/13/27		2,013	2,132,723
5.35%, 02/12/28		1,490	1,475,100
6.63%, 06/15/35		127	129,921
7.69%, 01/23/50(b)		208	227,908

			4,686,564

South Africa — 0.0%
Eskom Holdings SOC Ltd., 6.75%, 08/06/23(b).		200	203,500

Total Foreign Agency Obligations — 0.8% (Cost: $5,166,817)			5,340,643

Foreign Government Obligations — 2.6%

Argentina — 0.1%
Republic of Argentina:
7.50%, 04/22/26		150	77,672
5.88%, 01/11/28		335	157,345
7.13%, 07/06/36		150	71,766
6.88%, 01/11/48		224	107,240

			414,023

Colombia — 0.2%
Republic of Colombia, 3.88%, 04/25/27		1,408	1,492,480

Egypt — 0.1%
Arab Republic of Egypt:
15.90%, 07/02/24	EGP	550	36,847
16.10%, 05/07/29		5,041	352,282
5.63%, 04/16/30	EUR	117	135,504
6.38%, 04/11/31(b)		132	158,244

			682,877

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	414	465,621

Indonesia — 0.4%
Republic of Indonesia:
4.10%, 04/24/28		270	293,119
8.25%, 05/15/29	IDR	9,034,000	707,362
6.63%, 05/15/33		1,064,000	71,316
8.38%, 03/15/34		4,623,000	358,651
7.50%, 06/15/35		6,138,000	441,034
8.38%, 04/15/39		7,876,000	609,174

			2,480,656

Security	Par (000)		Value

Mexico — 0.8%
United Mexican States:
6.50%, 06/09/22	MXN	88	$462,028
8.00%, 12/07/23		79	436,064
8.00%, 09/05/24		62	344,415
10.00%, 12/05/24		186	1,117,481
4.15%, 03/28/27	USD	2,233	2,391,403

			4,751,391

Nigeria — 0.0%
Federal Republic of Nigeria, 13.98%, 02/23/28	NGN	19,895	61,357

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28	USD	626	682,927

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		548	613,760

Philippines — 0.2%
Republic of the Philippines, 3.00%, 02/01/28		1,010	1,049,107

Russia — 0.3%
Russian Federation:
7.10%, 10/16/24	RUB	47,161	795,524
8.50%, 09/17/31		61,886	1,175,875

			1,971,399

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
3.25%, 10/26/26	USD	200	206,500
4.38%, 04/16/29		230	257,025

			463,525

Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka, 7.55%, 03/28/30		200	197,487

Turkey — 0.0%
Republic of Turkey, 7.63%, 04/26/29		200	221,375

United Arab Emirates — 0.0%
Emirate of Abu Dhabi United Arab Emirates, 3.13%, 09/30/49		200	195,063

Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27		683	754,248

Total Foreign Government Obligations — 2.6% (Cost: $15,854,404)			16,497,296

	Shares

Investment Companies — 4.3%
BlackRock Allocation Target Shares- BATS Series A*		2,726,552	27,401,851

Total Investment Companies — 4.3% (Cost: $27,500,000)			27,401,851

	Par (000)

Municipal Bonds — 5.0%
American Municipal Power, Inc. (Combined Hydroelectric Project):
Series 2010B, RB, 7.83%, 02/15/41		50	78,179
Series 2009B, RB, 6.45%, 02/15/44		30	41,594
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.22%, 01/01/20(m)		35	34,721

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
Bay Area Toll Authority:
Series 2019F-1, RB, 2.43%, 04/01/26	USD	285	$287,613
Series 2010S-1, RB, 6.92%, 04/01/40		90	131,845
Series 2010S-1, RB, 7.04%, 04/01/50		600	961,284
Berks County Industrial Development Authority (Tower Health Project), Series 2017, RB, 5.00%, 11/01/47		60	68,110
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		180	180,626
California Health Facilities Financing Authority (Cedars- Sinai Medical Center):
Series 2019, RB, 2.93%, 06/01/32		40	39,680
Series 2016A, RB, 5.00%, 08/15/33		40	48,695
Series 2017A, RB, 5.00%, 08/15/47		60	70,036
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		35	53,580
Canaveral Port Authority:
Series 2018A, RB, 5.00%, 06/01/45		80	93,432
Series 2018B, RB, 5.00%, 06/01/48		80	94,891
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		60	69,641
Central Texas Regional Mobility Authority:
Series 2015A, RB, 5.00%, 01/01/45		30	34,348
Series 2016, RB, 5.00%, 01/01/46		30	34,517
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project):
Series 2016, RB, 5.00%, 07/01/41		30	34,888
Series 2016, RB, 5.00%, 07/01/51		25	28,821
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		30	34,989
City of New York:
Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		115	124,891
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31		220	221,093
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32		370	371,683
Series 2010F-1, GO, 6.27%, 12/01/37...		85	117,867
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/43		375	455,651
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	77,655
City of San Antonio Electric & Gas Systems, Series 2010A, RB, 5.81%, 02/01/41		160	219,901
Colorado Health Facilities Authority (Catholic Health Initiatives):
Series 2011A, RB, 5.25%, 02/01/31(n)		25	26,104
Series 2019A-2, RB, 5.00%, 08/01/44		520	613,408
Commonwealth Financing Authority:
Series 2018A, RB, 3.86%, 06/01/38		40	42,872
Series 2016A, RB, 4.14%, 06/01/38		60	65,756
Series 2019A, RB, 3.81%, 06/01/41		460	490,631
Commonwealth of Massachusetts, Series 2019H, GO, 2.90%, 09/01/49		175	166,596
Connecticut Housing Finance Authority, Series 2015A, RB, 3.75%, 11/15/40		1,350	1,397,034
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.):
Series 2015F, RB, 5.00%, 07/01/45		60	67,048
Series 2015L, RB, 5.00%, 07/01/45		90	102,219
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	13,251

Security	Par (000)		Value

Municipal Bonds (continued)
County of Broward Airport System:
Series 2019C, RB, 2.81%, 10/01/31	USD	65	$64,123
Series 2019C, RB, 2.91%, 10/01/32		60	59,308
County of Miami-Dade:
Series 2017D, RB, 3.35%, 10/01/29		20	20,689
Series 2019E, RB, 2.53%, 10/01/30		235	226,693
Series 2017D, RB, 3.45%, 10/01/30		35	36,357
Series 2017D, RB, 3.50%, 10/01/31		30	31,177
Series 2018C, RB, 4.06%, 10/01/31		55	59,719
Series 2015A, RB, 5.00%, 10/01/38		10	11,507
Series 2017B, RB, 5.00%, 10/01/40		60	70,708
Dallas Area Rapid Transit:
Series 2016A, RB, 5.00%, 12/01/41		60	70,444
Series 2016A, RB, 5.00%, 12/01/46		90	105,470
Dallas/Fort Worth International Airport, Series 2019A-2, RB, 3.14%, 11/01/45		100	99,334
DuBois Hospital Authority (Penn Highlands Healthcare),Series 2018, RB, 5.00%, 07/15/43		60	69,589
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		100	115,198
Foothill-Eastern Transportation Corridor Agency, Series 2019A, RB, 4.09%, 01/15/49		85	85,056
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	17,494
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		20	24,016
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.):
Series 2016, RB, 5.00%, 11/15/29		25	29,877
Series 2016A, RB, 3.65%, 01/15/46		20	21,465
Series 2016B, RB, 3.09%, 09/15/51		115	112,312
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		50	59,040
Indiana Finance Authority (CWA Authority Project):
Series 2015A, RB, 5.00%, 10/01/45		130	147,811
Series 2016A, RB, 5.00%, 10/01/46		420	492,425
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		30	32,209
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		340	369,519
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		30	34,814
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		115	175,336
Los Angeles Department of Water & Power System, Series 2010D, RB, 6.57%, 07/01/45		45	70,413
Los Angeles Unified School District, Series 2010), GO, 6.76%, 07/01/34		375	513,652
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		50	58,838
Maryland Health & Higher Educational Facilities Authority:
Series 2015, RB, 5.00%, 08/15/25		80	94,230
Series 2015, RB, 5.00%, 08/15/27		50	58,616
Massachusetts Development Finance Agency (Partners Healthcare System Issue):
Series 2018J-2, RB, 5.00%, 07/01/43		80	94,882
Series 2017L, RB, 5.00%, 07/01/44		100	116,335

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
Series 2016Q, RB, 5.00%, 07/01/47	USD	50	$58,181
Series 2018J-2, RB, 5.00%, 07/01/48		70	82,318
Massachusetts Housing Finance Agency:
Series 2014B, RB, 4.50%, 12/01/39		25	26,213
Series 2014B, RB, 4.60%, 12/01/44		40	42,794
Series 2015A, RB, 4.50%, 12/01/48		40	42,073
Massachusetts School Building Authority:
Series 2019B, RB, 2.87%, 10/15/31		275	273,309
Series 2019B, RB, 2.97%, 10/15/32		170	169,590
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		30	35,844
Metropolitan Atlanta Rapid Transit Authority Series 2015A, RB, 5.00%, 07/01/41		110	128,134
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center):
Series 2016A, RB, 5.00%, 07/01/40		40	46,656
Series 2016A, RB, 5.00%, 07/01/46		60	69,394
Metropolitan Transportation Authority:
Series 2010A, RB, 6.67%, 11/15/39		55	77,464
Series 2009C, RB, 7.34%, 11/15/39		520	812,760
Series 2019C, RB, 5.00%, 11/15/41		80	98,807
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46		30	47,798
Michigan Finance Authority (Henry Ford Health System):
Series 2016, RB, 5.00%, 11/15/28		50	60,828
Series 2019T, RB, 3.38%, 12/01/40		175	175,044
Series 2016, RB, 5.00%, 11/15/41		30	35,234
Series 2017A-MI, RB, 5.00%, 12/01/47(n)		120	133,332
Michigan State Housing Development Authority:
Series 2018B, RB, 3.55%, 10/01/33		30	31,940
Series 2018A, RB, 4.00%, 10/01/43		30	32,088
Series 2018A, RB, 4.05%, 10/01/48		20	21,286
Series 2018A, RB, 4.15%, 10/01/53		80	84,614
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		60	66,439
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project):
Series 2010A, RB, 6.64%, 04/01/57		40	53,798
Series 2010A, RB, 6.66%, 04/01/57		75	104,234
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47		60	70,896
New Jersey Transportation Trust Fund Authority:
Series 2010C, RB, 5.75%, 12/15/28		140	161,297
Series 2010C, RB, 6.10%, 12/15/28(n)		135	140,365
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		30	35,047
Series 2019B, RB, 4.13%, 06/15/42		95	93,950
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		565	886,553
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		50	56,286
New York City Housing Development Corp.:
Series 2018C-1-A, RB, 3.70%, 11/01/38		40	42,182
Series 2018C-1-B, RB, 3.85%, 11/01/43		110	116,105
Series 2018C-1-A, RB, 4.00%, 11/01/53		120	125,365

Security	Par (000)		Value

Municipal Bonds (continued)
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40	USD	30	$35,030
New York City Transitional Finance Authority Future Tax Secured:
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		165	174,393
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		170	181,589
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		165	174,426
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	166,258
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		255	265,939
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		210	226,781
New York City Water & Sewer System:
Series 2010AA,, RB, 5.75%, 06/15/41		35	48,685
Series 2010EE, RB, 6.01%, 06/15/42		25	35,499
Series 2020AA, RB, 5.38%, 06/15/43(n)		135	140,531
Series 2020AA, RB, 5.38%, 06/15/43		65	67,350
Series 2011AA, RB, 5.44%, 06/15/43		60	81,620
Series 2011EE, RB, 5.50%, 06/15/43(n)		240	250,049
Series 2011CC, RB, 5.88%, 06/15/44		40	57,465
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40		30	35,309
New York State Dormitory Authority:
Series 2010H, RB, 5.39%, 03/15/40		60	76,152
Series 2019F, RB, 3.19%, 02/15/43(o)		160	160,237
Series 2019B, RB, 3.14%, 07/01/43		120	118,957
New York State Urban Development Corp.:
Series 2017B, RB, 3.12%, 03/15/25		65	67,924
Series 2019B, RB, 3.25%, 03/15/25		100	105,369
Series 2019B, RB, 3.35%, 03/15/26		395	417,396
Series 2019B, RB, 2.35%, 03/15/27		230	228,779
Series 2017D, RB, 3.32%, 03/15/29		140	145,873
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project):
Series 2016A, RB, 5.00%, 07/01/46		30	33,167
Series 2016A, RB, 5.25%, 01/01/50		340	381,171
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35		60	73,682
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	106,109
Oregon School Boards Association:
Series 2005A, GO, 4.76%, 06/30/28		220	245,890
Series 2002B, GO, 5.55%, 06/30/28		290	342,731
Series 2003B, GO, 5.68%, 06/30/28		210	251,767
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The)), Series 2015, RB, 5.00%, 06/30/23		310	345,294
Pennsylvania Turnpike Commission:
Series 2016A-1, RB, 5.00%, 12/01/46		50	58,203
Series 2018B, RB, 5.00%, 12/01/48		90	107,133
Port Authority of New York & New Jersey:
Series 165, RB, 5.65%, 11/01/40		95	126,872
Series 181, RB, 4.96%, 08/01/46		235	298,119
Series 174, RB, 4.46%, 10/01/62		105	128,922
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		30	35,081

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49	USD	75	$106,755
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		40	44,760
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43		90	88,475
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 1.81%, 03/02/20(m)		330	318,587
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		180	210,091
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		30	34,798
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	60,229
San Jose Redevelopment Agency Successor Agency:
Series 2017A-T, 2.96%, 08/01/24		250	258,973
Series 2017A-T, 3.18%, 08/01/26		85	89,009
South Carolina Public Service Authority:
Series 2016D, RB, 2.39%, 12/01/23		257	255,851
Series 2012E, RB, 3.72%, 12/01/23		65	67,744
Series 2010C, RB, 6.45%, 01/01/50		136	199,882
State of California:
Series 2019, GO, 2.65%, 04/01/26		425	433,989
Series 2009, GO, 7.50%, 04/01/34		60	90,554
Series 2018, GO, 4.60%, 04/01/38		815	907,886
Series 2009, GO, 7.55%, 04/01/39		85	136,003
Series 2009, GO, 7.30%, 10/01/39		85	129,851
Series 2009, GO, 7.35%, 11/01/39		340	517,847
State of Colorado, Series 2018N, COP, 5.00%, 03/15/38		1,030	1,251,471
State of Connecticut:
Series 2017A, GO, 3.31%, 01/15/26		155	161,463
Series 2008A, GO, 5.85%, 03/15/32		210	267,187
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		580	624,718
State of Minnesota, Series 2018A, GO, 5.00%, 08/01/36		170	212,797
State of New York, Series 2019B, GO, 2.80%, 02/15/32		205	205,656
State of Ohio:
Series 2017A, GO, 5.00%, 05/01/36		90	105,289
Series 2017A, GO, 5.00%, 05/01/37		70	81,837
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		335	399,615
State of Washington:
Series 2016A-1, GO, 5.00%, 08/01/40		100	116,834
Series 2018B, GO, 5.00%, 08/01/40		40	48,351
Series 2018B, GO, 5.00%, 08/01/41		40	48,285
State of Wisconsin:
Series 2017C, RB, 3.15%, 05/01/27		65	67,782
Series 2017B, GO, 5.00%, 05/01/36		50	58,631
Series 2017B, GO, 5.00%, 05/01/38		50	58,456
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		100	110,221
Tennessee Housing Development Agency (Residential Finance Program):
Series 2018-3, RB, 3.75%, 07/01/38		30	31,861
Series 2018-3, RB, 3.85%, 07/01/43		20	21,160
Series 2018-3, RB, 3.95%, 01/01/49		10	10,577

Security	Par (000)		Value

Municipal Bonds (continued)
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27	USD	75	$77,228
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		30	35,463
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), Series 2019, RB, 5.00%, 06/30/58		290	337,635
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		125	129,603
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		60	67,314
University of California:
Series 2017AX, RB, 3.06%, 07/01/25		520	543,171
Series 2019BD, RB, 3.35%, 07/01/29		235	251,452
Series 2013AJ, RB, 4.60%, 05/15/31		300	345,282
Series 2015AO, RB, 5.00%, 05/15/32		80	95,220
Series 2009R, RB, 5.77%, 05/15/43		165	218,340
Series 2012AD, RB, 4.86%, 05/15/12		20	24,738
Virginia Small Business Financing Authority (Transform 66 P3 Project):
Series 2017, RB, 5.00%, 12/31/52		90	103,016
Series 2017, RB, 5.00%, 12/31/56		80	91,003
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group):
Series 2016A, RB, 5.00%, 06/01/20		30	30,458
Series 2016A, RB, 5.00%, 06/01/21		30	31,550
Series 2016A, RB, 5.00%, 06/01/22		30	32,603
Series 2016A, RB, 5.00%, 06/01/23		25	28,001
Series 2016A, RB, 5.00%, 06/01/24		25	28,775

Total Municipal Bonds — 5.0% (Cost: $29,699,221)			31,282,103

Non-Agency Mortgage-Backed Securities — 3.7%

Collateralized Mortgage Obligations — 1.4%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.14%, 06/25/35(d)		143	124,433
Series 2005-72, Class A3, 2.39%, 01/25/36(d)		72	67,699
Series 2005-76, Class 2A1, 3.24%, 02/25/36(d)		25	23,178
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		64	49,016
Series 2006-15CB, Class A1, 6.50%, 06/25/36		10	7,700
Series 2006-OA14, Class 1A1, 3.97%, 11/25/46(d)		88	77,785
Series 2006-OA16, Class A4C, 2.13%, 10/25/46(d)		145	87,945
Series 2006-OA8, Class 1A1, 1.98%, 07/25/46(d)		13	13,114
Series 2006-OC10, Class 2A3, 2.02%, 11/25/36(d)		57	46,892
Series 2006-OC7, Class 2A3, 2.04%, 07/25/46(d)		83	69,098
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		13	9,289
Series 2007-OA3, Class 1A1, 1.93%, 04/25/47(d)		23	21,669
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 3.18%, 10/25/46		64	57,038
Series 2006-4, Class 1A12, 2.00%, 10/25/46		76	51,855
Series 2006-5, Class A1, 3.16%, 11/25/46		125	60,105

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2007-1, Class A1, 2.94%, 02/25/47	USD	65	$39,497
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.33%, 07/31/57		246	92,520
Series 2016-3, Class 3A, 4.64%, 09/27/46		191	194,794
Series 2016-3, Class 4A, 4.39%, 04/27/47(c)		38	38,052
Banc of America Funding Trust(b)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		143	35,493
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(c)		86	89,598
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 2.07%, 08/25/36		52	51,319
Series 2007-AR2, Class A1, 1.96%, 03/25/37		158	148,045
Series 2007-AR3, Class 1A1, 1.93%, 03/25/37		17	16,767
Series 2007-AR4, Class 1A1, 1.99%, 09/25/47		68	64,767
Series 2007-AR4, Class 2A1, 2.00%, 06/25/37		22	21,587
Chase Mortgage Finance Trust, Series 2007- S6, Class 1A1, 6.00%, 12/25/37		877	633,923
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 3.20%, 04/25/46(d)		153	71,952
Series 2006-OA5, Class 3A1, 1.99%, 04/25/46(d)		26	24,577
Series 2007-15, Class 2A2, 6.50%, 09/25/37		231	159,276
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		65	57,648
Series 2008-2, Class 1A1, 6.50%, 06/25/38		93	81,101
Credit Suisse Mortgage Capital Certificates(b):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37		281	154,809
Series 2019-RPL4, Class A1, 3.83%, 08/26/58		385	387,787
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.14%, 11/25/35(d)		45	13,057
CSMC Trust(b)(d):
Series 2009-5R, Class 4A4, 4.16%, 06/25/36		76	69,757
Series 2014-11R, Class 16A1, 3.98%, 09/27/47		45	45,605
Series 2015-6R, Class 5A1, 2.07%, 03/27/36		2	1,500
Series 2015-6R, Class 5A2, 2.07%, 03/27/36		60	45,941
Series 2019-JR1, Class A1,4.10%, 09/27/66		1,619	1,620,952
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1.96%, 08/25/47(d)		148	103,999
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		13	11,737
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.24%, 03/25/36(d)		26	26,006
GSMPS Mortgage Loan Trust(b)(d):
Series 2005-RP1, Class 1AF, 2.14%, 01/25/35		48	44,256
Series 2005-RP2, Class 1AF, 2.14%, 03/25/35		57	52,761
Series 2006-RP1, Class 1AF1, 2.14%, 01/25/36		43	37,570
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37		11	11,996

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
HarborView Mortgage Loan Trust, Series 2007-4, Class 2A2, 2.01%, 07/19/47(d)	USD	162	$148,126
IndyMac INDX Mortgage Loan Trust(d):
Series 2007-AR19, Class 3A1, 3.61%, 09/25/37		83	58,389
Series 2007-FLX5, Class 2A2, 2.03%, 08/25/37		155	136,948
Lehman XS Trust, Series 2007-20N, Class A1, 2.94%, 12/25/37(d)		30	29,702
LSTAR Securities Investment Trust(b)(d):
Series 2019-1, Class A1, 3.41%, 03/01/24		137	136,710
Series 2019-2, Class A1, 3.21%, 04/01/24		165	165,405
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.14%, 08/25/37(b)(c)(d)		27	21,331
MCM Trust(b):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		70	70,079
Series 2018-NPL2, Class A, 4.00%, 10/25/28(c)(e)		433	436,194
Series 2018-NPL2, Class B, 0.00%, 10/25/28(c)		1,000	221,400
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.00%, 04/25/37(d)		212	184,579
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.05%, 04/16/36(b)(d)		394	345,502
New Residential Mortgage Loan Trust(b):
Series 2019-2A, Class A1, 4.25%, 12/25/57(d)		94	97,577
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)		757	759,162
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.21%, 06/25/37(d)		16	13,395
RALI Trust, Series 2007-QH9, Class A1, 3.47%, 11/25/37(d)		37	34,516
Reperforming Loan REMIC Trust, Series 2005- R3, Class AF, 2.19%, 09/25/35(b)(d)		6	5,381
Seasoned Credit Risk Transfer Trust(d):
Series 2017-3, Class M2, 4.75%, 07/25/56(b)		100	101,797
Series 2018-1, Class BX, 4.45%, 05/25/57		20	8,132
Series 2018-1, Class M, 4.75%, 05/25/57		20	20,547
Series 2018-3, Class M, 4.75%, 08/25/57(b)		90	92,673
STACR Trust, Series 2018-DNA2, Class M2, 3.94%, 12/25/30(b)(d)		47	47,845
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 4.02%, 04/25/36(d)		68	54,849
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR4, Class 3A1, 1.98%, 06/25/36		94	91,036
Series 2006-AR5, Class 2A1, 2.00%, 05/25/46		57	48,902
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, 2.32%, 01/25/45(d)		95	64,161
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		87	84,812
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		43	39,674

			8,734,289

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities — 2.1%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(d)	USD	200	$195,978
280 Park Avenue Mortgage Trust(b)(d):
Series 2017-280P, Class D, 3.28%, 09/15/34		100	100,121
Series 2017-280P, Class E, 3.86%, 09/15/34		150	150,286
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(b)(d)		100	100,433
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 3.84%, 04/15/35(b)(d)		19	18,952
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2015-200P, Class F, 3.60%, 04/14/33		300	296,642
Series 2016-ISQ, Class E, 3.61%, 08/14/34		200	197,529
Series 2017-SCH, Class CL, 3.24%, 11/15/32		100	99,996
Series 2017-SCH, Class DL, 3.74%, 11/15/32		100	100,040
Series 2018-DSNY, Class D, 3.44%, 09/15/34		650	651,139
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.59%, 01/15/33(b)(d)		61	60,683
Bayview Commercial Asset Trust(b)(d):
Series 2005-2A, Class A1, 2.10%, 08/25/35		51	48,787
Series 2005-4A, Class A1, 2.09%, 01/25/36		45	43,772
Series 2005-4A, Class M1, 2.24%, 01/25/36		33	32,031
Series 2006-1A, Class A2, 2.15%, 04/25/36		12	11,120
Series 2006-3A, Class A1, 2.04%, 10/25/36		21	19,850
Series 2006-3A, Class A2, 2.09%, 10/25/36		17	16,578
Series 2007-2A, Class A1, 2.06%, 07/25/37		32	30,566
Series 2007-4A, Class A1, 2.24%, 09/25/37		164	153,877
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 2.46%, 03/15/37(b)(d)		35	34,825
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	103,117
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.45%, 01/12/45(d)		29	28,613
Benchmark Mortgage Trust, Series 2019-B10, Class 3CCA, 3.90%, 03/15/62(b)(d)		148	151,000
BHMS, Series 2018-ATLS, Class A, 2.99%, 07/15/35(b)(d)		140	139,876
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	156,200
Series 2013-1515, Class C, 3.45%, 03/10/33		105	107,258
BX Commercial Mortgage Trust, Series 2018- IND, Class H, 4.74%, 11/15/35(b)(d)		371	371,346
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37		60	60,852
Series 2017-CC, Class E, 3.55%, 08/13/37		110	107,961
Series 2017-GM, Class D, 3.42%, 06/13/39		200	201,822
Series 2017-GM, Class E, 3.42%, 06/13/39		50	48,819
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 3.49%, 12/15/37(b)(d)		218	218,612
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		20	20,356
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		18	18,864
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	32,113
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,709

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)	USD	126	$139,676
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(b)(d)		100	99,943
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 2.53%, 07/15/32		174	173,410
Series 2017-BIOC, Class D, 3.34%, 07/15/32		100	100,552
Series 2017-BIOC, Class E, 3.89%, 07/15/32		247	246,039
Citigroup Commercial Mortgage Trust(d):
Series 2016-GC37, Class C, 4.92%, 04/10/49		20	21,424
Series 2016-P3, Class C, 4.83%, 04/15/49		10	10,770
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.72%, 06/10/44(b)(d)		78	78,543
Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		30	32,013
Series 2014-CR16, Class A4, 4.05%, 04/10/47		177	187,853
Series 2014-CR17, Class A5, 3.98%, 05/10/47		59	62,774
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	53,002
Series 2014-LC15, Class A4, 4.01%, 04/10/47		50	53,181
Series 2014-UBS4, Class C, 4.61%, 08/10/47(d)		50	51,710
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(d)		350	350,154
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	106,643
Series 2015-LC19, Class A4, 3.18%, 02/10/48		59	61,173
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		10	9,225
Series 2015-LC21, Class C, 4.30%, 07/10/48(d)		150	156,490
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		100	99,187
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 06/15/57		50	52,274
CSMC Trust(b):
Series 2017-PFHP, Class A, 2.69%, 12/15/30(d)		60	59,925
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	104,078
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(b)(d)		100	96,595
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	145,856
Series 2017-BRBK, Class E, 3.53%, 10/10/34(d)		310	308,412
Series 2017-BRBK, Class F, 3.53%, 10/10/34(d)		80	78,906
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(b)(d)		100	104,693
Exantas Capital Corp. Ltd.(b)(d):
Series 2018-RSO6, Class A, 2.57%, 06/15/35		39	38,442
Series 2019-RSO7, Class AS, 3.24%, 04/15/36		160	160,000

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GPMT Ltd., Series 2018-FL1, Class A, 2.66%, 11/21/35(b)(d)	USD 40	$39,729
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)	330	331,156
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class A, 5.37%, 05/03/32(b)	100	113,642
GS Mortgage Securities Corp. Trust(b):
Series 2017-500K, Class D, 3.04%, 07/15/32(d)	10	9,988
Series 2017-500K, Class E, 3.24%, 07/15/32(d)	20	19,968
Series 2017-500K, Class F, 3.54%, 07/15/32(d)	110	110,000
Series 2017-GPTX, Class A, 2.86%, 05/10/34	100	99,707
GS Mortgage Securities Trust:
Series 2015-GC32, Class C, 4.41%, 07/10/48(d)	30	31,618
Series 2017-GS6, Class A3, 3.43%, 05/10/50	150	158,420
Series 2017-GS7, Class A4, 3.43%, 08/10/50	76	80,429
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)	20	18,798
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)	110	111,184
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34	100	103,762
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(d)	100	99,084
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47	50	52,997
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)	100	99,050
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.64%, 03/15/50(b)(d)	100	103,366
Series 2017-JP7, Class B, 4.05%, 09/15/50	10	10,572
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.55%, 03/15/50(b)(d)	70	71,152
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.04%, 06/15/45(b)(d)	96	96,743
Series 2014-C20, Class A5, 3.80%, 07/15/47	70	74,190
Series 2015-JP1, Class D, 4.24%, 01/15/49(d)	50	50,022
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(d)	130	130,318
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(d)	100	100,045
Series 2016-NINE, Class A, 2.85%, 09/06/38(b)(d)	150	152,279
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.04%, 03/25/37(b)(d)	32	31,362
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.15%, 04/20/48(b)(d)	100	101,506
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(d)	101	101,278

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47	USD 140		$148,125
Series 2015-C26, Class D, 3.06%, 10/15/48(b)	26		24,663
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)	74		78,477
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(d)	100		95,689
Series 2017-CLS, Class F, 4.34%, 11/15/34(b)(d)	211		211,000
Series 2017-H1, Class D, 2.55%, 06/15/50(b)	140		120,797
Series 2019-AGLN, Class D, 3.49%, 03/15/34(b)(d)	150		149,999
Series 2019-AGLN, Class F, 4.34%, 03/15/34(b)(d)	150		150,657
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, 4.12%, 06/15/35(b)(d)	85		85,156
Olympic Tower Mortgage Trust, Series 2017- OT, Class E, 3.95%, 05/10/39(b)(d)	190		191,919
PFP Ltd.(b)(d):
Series 2019-5, Class A, 2.71%, 04/14/36	63		62,994
Series 2019-5, Class AS, 3.16%, 04/14/36	40		40,000
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)	100		102,560
USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(b)(d)	50		51,200
Velocity Commercial Capital Loan Trust(d):
Series 2016-2, Class M4, 7.23%, 10/25/46	100		103,135
Series 2017-2, Class M3, 4.24%, 11/25/47(b)	144		145,602
Series 2017-2, Class M4, 5.00%, 11/25/47(b)	72		73,092
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48	20		19,772
Series 2015-C31, Class A4, 3.70%, 11/15/48	50		53,337
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)	110		117,515
Series 2015-NXS4, Class A4, 3.72%, 12/15/48	20		21,355
Series 2015-P2, Class A4, 3.81%, 12/15/48	70		75,109
Series 2015-P2, Class D, 3.24%, 12/15/48(b)	78		69,732
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(d)	83		83,206
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)	60		52,492
Series 2017-HSDB, Class A, 2.59%, 12/13/31(b)(d)	151		150,545
Series 2018-C44, Class A5, 4.21%, 05/15/51	770		857,341
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 2.69%, 03/15/44(b)(d)	—	(P)	421
Series 2014-C21, Class A5, 3.68%, 08/15/47	60		63,311

			13,285,232

Interest Only Commercial Mortgage-Backed Securities — 0.2%(d)
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.56%, 12/15/35(b)	15,000		472,050
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50	1,000		41,244
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)	1,030		58,648
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)	3,475		97,912

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust:
Series 2018-B8, Class XA, 0.67%, 01/15/52	USD 4,991	$241,804
Series 2019-B9, Class XA, 1.05%, 03/15/52	1,048	82,360
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.73%, 05/10/58	170	7,266
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)	1,916	9,158
Series 2015-CR25, Class XA, 0.84%, 08/10/48	198	7,624
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.13%, 11/15/50	1,430	23,011
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.85%, 09/15/47	1,164	38,361
Series 2014-C23, Class XA, 0.64%, 09/15/47	1,224	30,012
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)	1,800	80,057
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)	900	38,592
Morgan Stanley Bank of America Merrill Lynch Trust(b):
Series 2014-C19, Class XF, 1.21%, 12/15/47	130	6,394
Series 2015-C26, Class XD, 1.34%, 10/15/48	120	8,420
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.61%, 03/15/49(b)	1,000	88,310
Series 2017-H1, Class XD, 2.20%, 06/15/50(b)	110	15,353
Series 2019-L2, Class XA, 1.03%, 03/15/52	385	30,332
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32	1,880	5,696
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32)(c)	376	4
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)	1,000	68,750

		1,451,358

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(l)	117	13,145

Total Non-Agency Mortgage-Backed Securities — 3.7% (Cost: $23,203,358)		23,484,024

	Beneficial Interest (000)

Other Interests — 0.0%(q)

Capital Markets — 0.0%(c)(g)(h)
Lehman Brothers Holdings Capital Trust VII	185	—
Lehman Brothers Holdings, Inc.	1,365	—

Total Other Interests — 0.0%		—

	Par (000)

Capital Trusts — 0.3%

Banks — 0.1%
JPMorgan Chase & Co., Series FF, 5.00%(f)(k)	435	452,400

Security	Par (000)	Value

Capital Markets — 0.1%(f)(k)
Bank of New York Mellon Corp. (The), Series F, 4.62%	USD 310	$326,080
State Street Corp.:
Series F, 5.25%	205	210,223
Series H, 5.63%	335	355,522

		891,825

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)	620	640,150

Total Capital Trusts — 0.3% (Cost: $1,920,570)		1,984,375

U.S. Government Sponsored Agency Securities — 49.6%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured
Agency Credit Risk Debt Notes, Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.24%, 03/25/30(a)	250	276,482

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28	22	24,310
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25(k)	71	75,230
Federal Home Loan Mortgage Corp. Variable Rate Notes(k):
Series 2017-K64, Class B, 3.98%, 05/25/50(b)	20	21,140
Series 2018-K77, Class B, 4.16%, 05/25/51(b)	20	21,175
Series 2018-K732, Class B, 4.06%, 05/25/25(b)	100	103,708
Series 2018-SB52, Class A10F, 3.48%, 06/25/28	77	80,761
Series 2018-SB53, Class A10F, 3.66%, 06/25/28	46	48,618
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38	32	31,152
Series 2016-158, Class VA, 2.00%, 03/16/35	86	81,447

		487,541

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.79%, 09/16/51(k)	577	28,531
Series 2013-191, 0.73%, 11/16/53(k)	95	2,915
Series 2015-48, 0.69%, 02/16/50(k)	183	7,422
Series 2015-173, 0.88%, 09/16/55(k)	214	13,059
Series 2016-26, 0.94%, 02/16/58(k)	567	37,482
Series 2016-67, 1.14%, 07/16/57(k)	139	10,203
Series 2016-110,1.03%, 05/16/58(k)	192	13,680
Series 2016-113, (LIBOR USD 1 Month + 0.00%),1.18%,02/16/58(a)	264	21,578
Series 2016-125, 0.99%, 12/16/57(k)	254	17,849
Series 2016-128, 0.95%, 09/16/56(k)	150	10,769
Series 2016-152, 0.88%, 08/15/58(k)	495	33,554
Series 2016-162, 0.99%, 09/16/58(k)	122	9,369

		206,411

Mortgage-Backed Securities — 49.4%
Federal Home Loan Mortgage Corp.:
2.50%, 02/01/24 - 04/01/31	597	606,170
3.00%, 09/01/27 - 02/01/47	4,966	5,112,323

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 09/01/30 - 01/01/48	USD 8,457	$8,961,380
4.00%, 08/01/40 - 02/01/47	1,065	1,141,293
4.50%, 02/01/39 - 04/01/49	6,547	7,112,393
5.00%,10/01/41 - 11/01/41	158	173,241
5.50%, 02/01/35 - 06/01/41	186	208,863
Federal National Mortgage Association:
4.00%, 01/01/41	29	30,415
6.00%, 07/01/39	151	170,781
Government National Mortgage Association:
2.50%,1/15/50(r)	603	605,568
3.00%, 02/15/45 - 12/20/46	5,399	5,576,866
3.00%, 01/15/50(r)	8,346	8,574,023
3.50%, 01/15/42- 11/20/46	13,609	14,178,405
3.50%, 01/15/50 - 02/15/50(r)	6,187	6,377,422
4.00%, 04/20/39- 12/20/47	2,118	2,222,932
4.00%, 01/15/50 - 02/15/50(r)	9,743	10,085,409
4.50%, 12/20/39 - 03/20/49	2,486	2,622,311
4.50%, 01/15/50(r)	2,242	2,343,941
5.00%, 12/15/38-07/20/44	167	185,572
5.00%, 01/15/50(r)	2,112	2,223,540
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	558	554,715
2.50%, 09/01/27 - 02/01/33	3,002	3,046,137
2.50%, 01/25/35 - 01/25/50(r)	6,440	6,380,030
3.00%, 04/01/28 - 03/01/47	9,210	9,504,223
3.00%, 01/25/35 - 01/25/50(r)	23,067	23,433,849
3.50%, 03/01/29 - 01/01/48	11,978	12,697,340
3.50%, 01/25/35 - 02/25/50(r)	31,304	32,204,171
4.00%, 08/01/31 - 08/01/48	8,797	9,447,364
4.00%, 01/25/50 - 02/25/50(r)	93,199	96,944,872
4.50%, 02/01/25 - 05/01/49	16,120	17,632,907
4.50%, 01/25/50 - 02/25/50(r)	16,166	17,023,087
5.00%, 02/01/35 - 06/01/45	1,075	1,180,724
5.00%, 01/25/50(r)	1,077	1,151,380
5.50%, 02/01/35 - 03/01/40	548	612,526
5.50%, 01/25/50(r)	987	1,062,876
6.00%, 04/01/35 - 06/01/41	305	350,157
6.00%, 01/25/50(r)	172	189,523
6.50%, 05/01/40	122	138,590

		312,067,319

Total U.S. Government Sponsored Agency Securities - 49.6% (Cost: $309,683,938)		313,037,753

U.S. Treasury Obligations — 24.3%
U.S. Treasury Bonds:
4.25%, 05/15/39	431	568,078
4.50%, 08/15/39	431	585,840
4.38%, 11/15/39	431	577,725
3.13%, 02/15/43	1,623	1,844,451
2.88%, 05/15/43 - 05/15/49	3,287	3,602,260
3.63%, 08/15/43	1,623	1,994,388
3.75%, 11/15/43	1,623	2,033,758
3.00%, 02/15/48	1,559	1,757,042
2.25%, 08/15/49	3,701	3,600,379
2.38%, 11/15/49	3,385	3,383,281
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(s)	50,117	50,927,543
0.13%, 10/15/24	4,947	4,975,468
0.25%, 01/15/25	8,959	9,038,816
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25	10,178	10,247,600
2.50%, 12/31/20	4,699	4,738,281
1.13%, 07/31/21	7,049	6,996,408
1.75%, 07/31/21 - 11/15/29	15,821	15,871,938

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
1.50%, 01/31/22 - 08/15/26	USD	10,796	$10,698,982
2.13%, 12/31/22 - 05/15/25		9,722	9,901,916
2.75%, 05/31/23		3,139	3,254,751
2.25%, 08/15/27		3,139	3,228,633
2.88%, 08/15/28		942	1,015,962
3.13%, 11/15/28		942	1,036,457
1.63%, 08/15/29		1,408	1,372,745

Total U.S. Treasury Obligations — 24.3% (Cost: $151,212,412)			153,252,702

Total Long-Term Investments — 129.9% (Cost: $804,210,188)			820,102,090

Short-Term Securities — 2.8%

Foreign Government Obligations — 2.1%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills(t):
16.60%, 05/05/20	EGP	2,575	152,514
15.75%, 07/28/20		5,700	327,263

			479,777

Japan — 2.0%
Japan Treasury Bills(t):
(0.14)%, 03/09/20	JPY	685,050	6,306,606
(0.11)%, 03/16/20		681,650	6,275,460

			12,582,066

Nigeria — 0.0%
Nigeria OMO Bills(t):
14.60%, 01/16/20	NGN	11,370	31,200
11.09%, 01/30/20		19,898	53,775
13.47%, 05/28/20		11,370	29,737
12.34%, 07/30/20		5,685	14,741

			129,453

Total Foreign Government Obligations — 2.1% (Cost: $13,173,251)			13,191,296

	Shares

Money Market Funds — 0.7%(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*		4,269,478	4,269,478
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Class, 1.41%		10,706	10,706

Total Money Market Funds — 0.7% (Cost: $4,280,184)			4,280,184

Total Short-Term Securities — 2.8% (Cost: $17,453,435)			17,471,480

Total Options Purchased — 0.0% (Cost: $470,181)			340,728

Total Investments Before Options Written and TBA Sale Commitments — 132.7% (Cost: $822,133,804)			837,914,298

Total Options Written — (0.0)% (Premium Received — $217,339)			(59,776)

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

TBA Sale Commitments — (3.0)%(r)

Mortgage-Backed Securities — (3.0)%
Government National Mortgage Association:
3.50%, 01/15/50	USD	2,967	$(3,058,162)
4.00%, 01/15/50		2,120	(2,194,200)
4.50%, 01/15/50		100	(106,344)
Uniform Mortgage-Backed Securities:
4.00%, 01/25/35 - 01/25/50		5,066	(5,270,208)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
3.00%, 01/25/50	USD	2,658	$(2,695,794)
3.50%, 01/25/50		5,193	(5,341,913)
4.50%, 01/25/50		190	(200,042)

Total TBA Sale Commitments — (3.0)% (Proceeds: $18,856,953)			(18,866,663)

Total Investments Net of Options Written and TBA Sale Commitments — 129.7% (Cost: $803,059,512)			818,987,859

Liabilities in Excess of Other Assets — (29.7)%			(187,655,767)

Net Assets — 100.0%			$631,332,092

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(n)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(o)	When-issued security.
(p)	Amount is less than 500.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	22,894,841	—	(18,625,363)	4,269,478	$4,269,478	$416,081	$4	$—
BlackRock Allocation Target Shares- BATS Series A	—	2,726,552	—	2,726,552	27,401,851	478,868	—	(98,149)

					$31,671,329	$894,949	$4	$(98,149)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
J.P. Morgan Securities LLC	1.75%	12/30/19	01/02/20	$14,525,000	$14,525,706	U.S. Treasury Obligations	Overnight

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	27	03/06/20	$4,315	$(11,098)
Euro-Schatz	230	03/06/20	28,870	(25,684)
U.S. Treasury 10 Year Ultra Note	81	03/20/20	11,397	(131,360)
U.S. Treasury Ultra Bond	140	03/20/20	25,432	(759,488)
U.S. Treasury 2 Year Note	347	03/31/20	74,779	(50,060)

				(977,690)

Short Contracts
Euro-Bund	21	03/06/20	4,016	41,085
Euro-Buxl	3	03/06/20	668	14,634
U.S. Treasury 10 Year Note	460	03/20/20	59,074	462,249
U.S. Treasury Long Bond	25	03/20/20	3,898	24,355
Long Gilt	20	03/27/20	3,481	13,991
U.S. Treasury 5 Year Note	13	03/31/20	1,542	(4,695)

				551,619

				$(426,071)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,679,550	USD	402,000	Citibank NA	01/03/20	$15,518
BRL	2,326,489	USD	566,000	Deutsche Bank AG	01/03/20	12,340
MXN	2,439,337	USD	125,000	Citibank NA	01/03/20	4,014
MXN	2,446,969	USD	125,000	HSBC Bank plc	01/03/20	4,418
ZAR	3,530,943	USD	251,000	JPMorgan Chase Bank NA	01/06/20	1,007
CNY	1,327,111	USD	188,000	Bank of America NA	01/08/20	2,631
EUR	114,000	USD	126,371	HSBC Bank plc	01/08/20	1,542
KRW	162,723,650	USD	138,500	BNP Paribas SA	01/08/20	2,331
KRW	111,813,000	USD	94,000	Deutsche Bank AG	01/08/20	2,770
KRW	148,425,000	USD	125,000	JPMorgan Chase Bank NA	01/08/20	3,457
MXN	1,040,199	USD	53,000	Morgan Stanley & Co. International plc	01/08/20	1,978
RUB	8,060,812	USD	125,000	BNP Paribas SA	01/09/20	4,780
RUB	2,122,527	USD	33,000	Citibank NA	01/09/20	1,173
USD	6,311,768	JPY	685,256,000	Citibank NA	01/09/20	2,809
USD	6,294,986	JPY	681,854,000	UBS AG	01/14/20	15,576
AUD	379,000	JPY	28,641,014	Morgan Stanley & Co. International plc	01/17/20	2,251
COP	2,262,978,030	USD	655,208	JPMorgan Chase Bank NA	01/22/20	32,702
COP	799,788,920	USD	231,020	Natwest Markets plc	01/22/20	12,104
RUB	10,667,871	USD	165,221	HSBC Bank plc	01/22/20	6,245
RUB	15,792,129	USD	245,200	JPMorgan Chase Bank NA	01/22/20	8,628
MXN	2,397,049	USD	126,000	Bank of America NA	01/23/20	387
BRL	2,708,656	USD	666,000	Credit Suisse International	02/04/20	6,695
BRL	637,169	USD	157,000	Morgan Stanley & Co. International plc	02/04/20	1,241
JPY	11,083,177	USD	102,000	Morgan Stanley & Co. International plc	02/05/20	194
MXN	12,990,000	USD	670,822	Bank of America NA	02/05/20	12,666
MXN	3,962,000	USD	202,123	HSBC Bank plc	02/05/20	6,344

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	34,123,228	USD	313,000	UBS AG	02/06/20	$1,656
RUB	19,878,075	USD	315,000	Bank of America NA	02/18/20	3,446
USD	1,514,264	EUR	1,160,000	Deutsche Bank AG	02/25/20	208,779
USD	1,543,322	JPY	154,610,000	HSBC Bank plc	03/16/20	114,439
BRL	6,343,620	USD	1,549,000	Bank of America NA	03/18/20	23,082
BRL	6,482,530	USD	1,570,000	Deutsche Bank AG	03/18/20	36,506
MXN	10,832,080	USD	560,000	BNP Paribas SA	03/18/20	6,524
MXN	41,467,892	USD	2,125,000	Citibank NA	03/18/20	43,794
MXN	8,798,335	USD	455,000	Deutsche Bank AG	03/18/20	5,158
RUB	200,502,910	USD	3,129,000	Bank of America NA	03/18/20	72,142

						681,327

USD	302,000	BRL	1,286,580	Citibank NA	01/03/20	(17,830)
USD	666,000	BRL	2,705,292	Credit Suisse International	01/03/20	(6,506)
USD	126,000	MXN	2,412,522	BNP Paribas SA	01/03/20	(1,596)
USD	124,000	MXN	2,367,904	Citibank NA	01/03/20	(1,236)
JPY	10,193,031	USD	94,000	Bank of America NA	01/06/20	(172)
JPY	13,546,317	USD	125,000	Morgan Stanley & Co. International plc	01/06/20	(305)
USD	219,000	JPY	23,862,104	Morgan Stanley & Co. International plc	01/06/20	(652)
USD	126,000	ZAR	1,819,886	Bank of America NA	01/06/20	(3,887)
USD	125,000	ZAR	1,842,375	BNP Paribas SA	01/06/20	(6,492)
USD	188,000	CNY	1,324,028	Bank of America NA	01/08/20	(2,188)
USD	127,022	EUR	114,000	Bank of America NA	01/08/20	(891)
USD	357,500	KRW	425,289,150	Deutsche Bank AG	01/08/20	(10,573)
USD	53,000	MXN	1,041,964	Goldman Sachs International	01/08/20	(2,072)
USD	158,000	RUB	9,927,140	Citibank NA	01/09/20	(1,828)
JPY	18,752,805	AUD	250,140	Morgan Stanley & Co. International plc	01/17/20	(2,870)
USD	126,000	KRW	146,550,600	BNP Paribas SA	01/21/20	(883)
USD	883,609	COP	3,062,766,950	Credit Suisse International	01/22/20	(47,428)
USD	741,227	RUB	48,000,001	Morgan Stanley & Co. International plc	01/22/20	(30,281)
COP	412,524,000	USD	126,000	JPMorgan Chase Bank NA	01/24/20	(607)
USD	126,000	COP	419,643,000	Citibank NA	01/24/20	(1,557)
USD	100,449	AUD	148,000	State Street Bank and Trust Co.	02/05/20	(3,498)
USD	240,947	EUR	216,000	Goldman Sachs International	02/05/20	(1,850)
USD	275,500	EUR	245,148	HSBC Bank plc	02/05/20	(62)
USD	104,434	EUR	94,000	Morgan Stanley & Co. International plc	02/05/20	(1,228)
USD	22,109	EUR	20,000	Natwest Markets plc	02/05/20	(373)
USD	878,019	IDR	12,445,917,844	Barclays Bank plc	02/05/20	(19,182)
USD	645,833	IDR	9,143,464,536	BNP Paribas SA	02/05/20	(13,301)
USD	438,545	IDR	6,222,957,844	Citibank NA	02/05/20	(10,055)
USD	144,559	IDR	2,051,725,000	Deutsche Bank AG	02/05/20	(3,346)
USD	3,232,723	MXN	62,557,067	HSBC Bank plc	02/05/20	(58,812)
USD	1,538,984	RUB	98,899,738	JPMorgan Chase Bank NA	02/05/20	(47,806)
USD	251,000	ZAR	3,545,224	JPMorgan Chase Bank NA	02/05/20	(987)
EUR	1,160,000	USD	1,429,520	JPMorgan Chase Bank NA	02/25/20	(124,033)
JPY	154,610,000	USD	1,432,635	JPMorgan Chase Bank NA	03/16/20	(3,752)
USD	1,183,000	CAD	1,537,545	Bank of America NA	03/18/20	(1,362)
USD	1,183,000	CHF	1,138,845	Morgan Stanley & Co. International plc	03/18/20	(48)
USD	111,922	EUR	99,463	UBS AG	11/27/20	(1,977)

						(431,526)

Net Unrealized Appreciation						$249,801

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar March 2020 Futures	258	03/13/20	USD	99.00	USD	64,500	$6,450

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)		Value
90-day Eurodollar March 2020 Futures	516	03/13/20	USD 99.13	USD	129,000	$ 9,673

						$ 16,123

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	Bank of America NA	01/06/20	TRY	5.60	TRY	5.60	USD	5	$—
USD Currency	One-Touch	BNP Paribas SA	01/06/20	TRY	5.60	TRY	5.60	USD	15	—
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	19	100
USD Currency	One-Touch	BNP Paribas SA	01/10/20	TRY	5.67	TRY	5.67	USD	31	163
USD Currency	One-Touch	HSBC Bank plc	01/23/20	CNH	6.90	CNH	6.90	USD	21	3,716
EUR Currency	One-Touch	Deutsche Bank AG	02/06/20	NOK	9.85	NOK	9.85	EUR	9	4,650
USD Currency	One-Touch	Deutsche Bank AG	02/06/20	BRL	3.98	BRL	3.98	USD	22	8,202
USD Currency	One-Touch	Citibank NA	02/06/20	BRL	3.98	BRL	3.98	USD	27	10,066
USD Currency	One-Touch	Bank of America NA	02/07/20	RUB	62.10	RUB	62.10	USD	20	9,829
USD Currency	One-Touch	Bank of America NA	02/14/20	RUB	61.10	RUB	61.10	USD	25	5,588

										$42,314

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	01/09/20	ZAR	15.30	USD	157	$—
USD Currency	Bank of America NA	01/21/20	TWD	30.60	USD	313	21
USD Currency	Bank of America NA	03/24/20	ZAR	15.50	USD	495	2,238
USD Currency	Citibank NA	03/24/20	ZAR	17.00	USD	247	120
USD Currency	Deutsche Bank AG	03/31/20	ZAR	14.65	USD	235	3,521
USD Currency	Citibank NA	04/08/20	ZAR	15.60	USD	470	2,566

							8,466

Put
USD Currency	Deutsche Bank AG	01/14/20	KRW	1,178.00	USD	314	6,511
USD Currency	Deutsche Bank AG	01/17/20	BRL	3.96	USD	188	386
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	4.10	USD	250	5,114
USD Currency	Citibank NA	02/06/20	BRL	4.14	USD	299	9,577
USD Currency	Credit Suisse International	02/06/20	BRL	4.18	USD	252	10,199
USD Currency	Deutsche Bank AG	02/14/20	BRL	4.10	USD	471	11,756
USD Currency	Citibank NA	02/19/20	BRL	4.16	USD	156	5,829
USD Currency	Bank of America NA	03/06/20	RUB	64.30	USD	299	9,857
USD Currency	Citibank NA	03/06/20	BRL	4.14	USD	299	10,304
USD Currency	Deutsche Bank AG	04/02/20	JPY	107.00	USD	940	7,131
USD Currency	Citibank NA	05/01/20	JPY	107.00	USD	313	3,140

							79,804

							$88,270

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year lnterest Rate Swap	3 month LIBOR	Quarterly	1.71%	Semi-Annual	Citibank NA	06/03/20	1.71%	USD	4,565	$36,736

Put
10-Year lnterest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/29/20	2.00%	USD	6,744	21,111
10-Year lnterest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/30/20	2.30%	USD	1,967	3,521
10-Year lnterest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/30/20	2.30%	USD	5,901	10,562
10-Year lnterest Rate Swap	1.71%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/03/20	1.71%	USD	4,565	122,091

										157,285

										$194,021

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
90-day Eurodollar March 2020 Futures	258	03/13/20	USD	98.88	USD	64,500	$(8,063)
90-day Eurodollar March 2020 Futures	516	03/13/20	USD	99.00	USD	129,000	(9,674)

							$(17,737)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Citibank NA	01/09/20	ZAR	15.30	USD	157	$—
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	4.35	USD	94	(1)
USD Currency	Citibank NA	01/20/20	RUB	62.60	USD	220	(949)
USD Currency	Citibank NA	02/05/20	JPY	109.00	USD	94	(401)
USD Currency	Credit Suisse International	02/06/20	BRL	4.35	USD	126	(73)
EUR Currency	Bank of America NA	02/14/20	CNH	7.85	EUR	226	(1,786)
USD Currency	Citibank NA	02/19/20	BRL	4.35	USD	94	(116)
USD Currency	Bank of America NA	03/24/20	ZAR	17.00	USD	495	(239)
USD Currency	Deutsche Bank AG	03/31/20	ZAR	15.35	USD	470	(3,026)
USD Currency	Citibank NA	04/08/20	ZAR	17.00	USD	470	(429)

							(7,020)

Put
USD Currency	Citibank NA	01/09/20	ZAR	14.45	USD	157	(4,956)
USD Currency	Morgan Stanley & Co. International plc	01/17/20	BRL	3.99	USD	188	(746)
USD Currency	Citibank NA	02/05/20	JPY	108.00	USD	94	(479)
USD Currency	Credit Suisse International	02/06/20	BRL	4.06	USD	378	(6,581)
USD Currency	Citibank NA	02/06/20	BRL	3.98	USD	449	(3,355)
USD Currency	Deutsche Bank AG	02/14/20	BRL	3.98	USD	628	(5,232)
USD Currency	Bank of America NA	03/06/20	RUB	62.50	USD	448	(5,754)
USD Currency	Citibank NA	03/06/20	BRL	3.98	USD	449	(4,897)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

OTC Currency Options Written (continued)

Description	Counterparty	Expiration Date	Exercise Price			Notional Amount (000)	Value
USD Currency	Citibank NA	05/01/20	JPY	104.00	USD	313	$(1,323)

							(33,323)

							$(40,343)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
2-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/29/20	1.86%	USD	33,720	$(1,696)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	13,669	$(358,936)	$(285,769)	$(73,167)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.62%	At Termination	1 day REPO_CORRA	At Termination	03/04/20	(a)	04/15/20	CAD	359,260	$34,688	$—	$34,688
1 day REPO_CORRA	At Termination	1.59%	At Termination	04/15/20	(a)	06/03/20	CAD	309,350	(43,924)	—	(43,924)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	23,154	(2,000)	—	(2,000)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/16/20	MXN	44,796	(3,905)	—	(3,905)
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	5,597	(1,056)	—	(1,056)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	7,812	(1,645)	—	(1,645)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	24,720	(3,911)	—	(3,911)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A		12/06/21	CAD	11,840	(7,829)	—	(7,829)
28 day MXIBTIIE	Monthly	6.52%	Monthly	N/A		12/14/21	MXN	35,148	(6,540)	—	(6,540)
28 day MXIBTIIE	Monthly	6.51%	Monthly	N/A		12/15/21	MXN	29,946	(5,779)	—	(5,779)
3 month BA	Semi-Annual	2.02%	Semi-Annual	N/A		12/17/21	CAD	12,165	5,278	—	5,278
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/18/22	MXN	6,068	(4,602)	—	(4,602)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/19/22	MXN	3,034	(2,306)	—	(2,306)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/20/22	MXN	1,167	(875)	—	(875)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/25/22	MXN	1,633	(1,216)	—	(1,216)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A		08/03/22	MXN	7,566	(5,691)	—	(5,691)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	14,122	6,727	—	6,727
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,855	(2,630)	—	(2,630)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	5,081	(3,430)	—	(3,430)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	4,769	1,232	—	1,232
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	10,494	1,369	—	1,369
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	9,029	2,074	—	2,074
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	13,689	(787)	—	(787)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	1,733	(1,494)	—	(1,494)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	60	1,532	—	1,532
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	91	(3,068)	—	(3,068)

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Effective Date
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A	08/23/26	USD	125	$(9,898)	$—	$(9,898)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A	10/03/28	USD	152	(16,345)	—	(16,345)

								$(76,031)	$—	$(76,031)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value		Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	135	$(583	) $	115	$(698)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	(840)		249	(1,089)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	142	(1,426)		4,989	(6,415)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,491	(1,124)		24,624	(25,748)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	12/20/24	USD	47	(36)		776	(812)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	982	(741)		17,725	(18,466)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	155	(117)		2,796	(2,913)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	220	(6,156)		(5,153)	(1,003)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	110	(3,079)		(2,643)	(436)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	111	(3,106)		(2,473)	(633)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	120	(3,358)		(2,616)	(742)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	111	(3,101)		(2,690)	(411)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	152	(4,242)		(3,384)	(858)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	222	(6,202)		(5,379)	(823)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	111	(3,106)		(2,744)	(362)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	203	(5,681)		(4,910)	(771)
Republic of Chile	1.00%	Quarterly	Citibank NA	12/20/24	USD	110	(3,079)		(2,613)	(466)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	671	(8,932)		(2,423)	(6,509)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	46	(612)		(166)	(446)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	360	(4,792)		(1,364)	(3,428)
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	20	(267)		(76)	(191)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	731	20,948		28,071	(7,123)
Republic of the Philippines	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,046	(33,438)		(26,277)	(7,161)
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	508	40,655		62,803	(22,148)
State of Qatar	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	172	(5,289)		(4,251)	(1,038)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,222)	(24)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	236	(2,493)		(2,333)	(160)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,222)	(24)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,194)	(52)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,278)	32
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,250)	4
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	118	(1,246)		(1,166)	(80)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/24	USD	186	(1,965)		(1,839)	(126)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	118	(1,246)		(1,222)	(24)
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/24	USD	118	(1,246)		(1,250)	4
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,709	(18,051)		12,830	(30,881)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	277	(2,926)		2,080	(5,006)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,000	(10,563)		6,035	(16,598)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	149	(1,574)		(1,543)	(31)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	213	(2,250)		(2,509)	259
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	107	(1,131)		(1,260)	129
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	128	(1,352)		(1,447)	95
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	126	(1,331)		(1,246)	(85)
CMBX.NA.9.AAA-	0.50%	Monthly	Credit Suisse International	09/17/58	USD	150	(1,960)		1,731	(3,691)
CMBX.NA.9.AAA-	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	120	(1,568)		1,401	(2,969)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	100	(1,306)		1,154	(2,460)

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	90	$(1,176)	$1,040	$(2,216)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	230	(3,005)	2,860	(5,865)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8	43	447	(404)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	188	(1,607)	(141)	(1,466)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	80	(681)	(12)	(669)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	30	1,518	2,780	(1,262)

							$(101,050)	$83,210	$(184,260)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	135	$583	$(133)	$716
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	135	840	(218)	1,058
Republic of Turkey	1.00%	Quarterly	Goldman Sachs International	12/20/24	B+	USD	127	(10,164)	(15,701)	5,537
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	—	—	(5)	5
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	29	(156)	(3,378)	3,222
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	120	2,186	(5,014)	7,200
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	60	1,093	(2,553)	3,646
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	10	(20)	(829)	809
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	30	(1,518)	(2,298)	780

								$(7,156)	$(30,129)	$22,973

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
4.45%	At Termination	1 day BZDIOVER	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	8,436	$3,512	$—	$3,512
4.46%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	5,656	2,191	—	2,191
4.49%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	8,299	2,612	—	2,612
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	(10,617)	—	(10,617)
1 day BZDIOVER	At Termination	5.32%	At Termination	JPMorgan Chase Bank NA	01/03/22	BRL	6,564	2,566	—	2,566
1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	4,521	25,102	—	25,102
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	2,627	64,813	—	64,813
1 day BZDIOVER	At Termination	5.98%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	2,684	(8,897)	—	(8,897)
1 day BZDIOVER	At Termination	5.99%	At Termination	Citibank NA	01/02/25	BRL	1,899	(5,931)	—	(5,931)

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1 day BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	1,899	$(5,092)	$—	$(5,092)
1 day BZDIOVER	At Termination	6.05%	At Termination	Citibank NA	01/02/25	BRL	1,863	(4,523)	—	(4,523)
1 day BZDIOVER	At Termination	6.26%	At Termination	Citibank NA	01/02/25	BRL	2,836	(120)	—	(120)
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	672	1,405	—	1,405
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	(290)	—	(290)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	(208)	—	(208)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	(734)	—	(734)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,395	3,135	—	3,135
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	(134)	—	(134)

								$68,790	$—	$68,790

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day REPO_CORRA	Canadian Overnight Repo Rate	1.78%
28 day MXIBTIIE	Mexico Interbank THE 28-Day	7.55%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(285,769)	$52,900	$(202,098)	$—
OTC Swaps	174,506	(121,425)	128,832	(221,329)	—
Options Written	N/A	N/A	177,854	(20,291)	(59,776)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$556,314	$—	$556,314
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	681,327	—	—	681,327
Options purchased
Investments at value — unaffiliated(b)	—	—	—	130,584	210,144	—	340,728
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	52,900	—	52,900
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	198,002	—	—	105,336	—	303,338

	$—	$198,002	$—	$811,911	$924,694	$—	$1,934,607

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	982,385	—	982,385
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	431,526	—	—	431,526
Options written
Options written at value	—	—	—	40,343	19,433	—	59,776
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	73,167	—	—	128,931	—	202,098
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	306,208	—	—	36,546	—	342,754

	$—	$379,375	$—	$471,869	$1,167,295	$—	$2,018,539

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,044,219	$—	$7,044,219
Forward foreign currency exchange contracts	—	—	—	(1,150,365)	—	—	(1,150,365)
Options purchased(a)	—	—	—	(940,966)	(155,092)	—	(1,096,058)
Options written	—	—	—	523,882	107,535	—	631,417
Swaps	—	(431,305)	—	2,915	83,460	(313,232)	(658,162)

	$—	$(431,305)	$—	$(1,564,534)	$7,080,122	$(313,232)	$4,771,051

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(2,310,925)	—	(2,310,925)
Forward foreign currency exchange contracts	—	—	—	469,637	—	—	469,637
Options purchased(b)	—	—	—	72,378	(268,207)	—	(195,829)
Options written	—	—	—	(8,378)	248,614	—	240,236
Swaps	—	(262,396)	—	2,640	(4,014)	(8,941)	(272,711)

	$—	$(262,396)	$—	$536,277	$(2,334,532)	$(8,941)	$(2,069,592)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$154,313,854
Average notional value of contracts — short	68,193,383
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	35,452,349
Average amounts sold — in USD	18,525,143
Options:
Average value of option contracts purchased	149,870
Average value of option contracts written	72,427
Average notional value of swaption contracts purchased	7,602,250
Average notional value of swaption contracts written	8,430,000
Credit default swaps:
Average notional value — buy protection	24,553,601
Average notional value — sell protection	662,036
Interest rate swaps:
Average notional value — pays fixed rate	87,749,974
Average notional value — receives fixed rate	99,025,407
Currency swaps:
Average notional value — pays	—	(a)
Average notional value — receives	—	(a)
Inflation Swaps:
Average notional value — pays fixed rate	7,234,423
Average notional value — receives fixed rate	9,302,063

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$76,927	$186,789
Forward foreign currency exchange contracts	681,327	431,526
Options(a)	340,728	59,776
Swaps — Centrally cleared	1,114	—
Swaps — OTC(b)	303,338	342,754

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,403,434	$1,020,845
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(94,164)	(204,526)

Total derivative assets and liabilities subject to an MNA	$1,309,270	$816,319

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$147,778	$(17,925)	$—	$—	$129,853
Barclays Bank plc	5,025	(5,025)	—	—	—
BNP Paribas SA	13,902	(13,902)	—	—	—
Citibank NA	329,447	(224,064)	—	—	105,383
Credit Suisse International	19,410	(19,410)	—	—	—
Deutsche Bank AG	326,314	(48,996)	—	—	277,318
Goldman Sachs International	117,415	(77,063)	—	—	40,352
HSBC Bank plc	136,704	(58,874)	—	—	77,830
JPMorgan Chase Bank NA	142,960	(142,960)	—	—	—
JPMorgan Securities LLC	3,589	(2,091)	—	—	1,498
Morgan Stanley & Co. International plc	37,390	(37,390)	—	—	—
Natwest Markets plc	12,104	(373)	—	—	11,731
UBS AG	17,232	(1,977)	—	—	15,255

	$1,309,270	$(650,050)	$—	$—	$659,220

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$17,925	$(17,925)	$—	$—	$—
Barclays Bank plc	37,567	(5,025)	—	—	32,542
BNP Paribas SA	24,768	(13,902)	—	—	10,866
Citibank NA	224,064	(224,064)	—	—	—
Credit Suisse International	66,582	(19,410)	—	—	47,172
Deutsche Bank AG	48,996	(48,996)	—	—	—
Goldman Sachs International	77,063	(77,063)	—	—	—
HSBC Bank plc	58,874	(58,874)	—	—	—
JPMorgan Chase Bank NA	197,379	(142,960)	—	—	54,419
JPMorgan Securities LLC	2,091	(2,091)	—	—	—
Morgan Stanley & Co. International plc	55,162	(37,390)	—	—	17,772
Natwest Markets plc	373	(373)	—	—	—
State Street Bank and Trust Co.	3,498	—	—	—	3,498
UBS AG	1,977	(1,977)	—	—	—

	$816,319	$(650,050)	$—	$—	$166,269

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$42,029,704	$3,780,025	$45,809,729
Corporate Bonds:
Aerospace & Defense	—	7,653,660	—	7,653,660
Air Freight & Logistics	—	766,404	—	766,404

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Airlines	$—	$3,760,754	$—	$3,760,754
Auto Components	—	135,015	—	135,015
Automobiles	—	2,697,169	—	2,697,169
Banks	—	42,826,760	—	42,826,760
Beverages	—	3,413,280	—	3,413,280
Biotechnology	—	2,402,027	—	2,402,027
Building Products	—	178,762	—	178,762
Capital Markets	—	10,972,551	806,975	11,779,526
Chemicals	—	2,334,384	—	2,334,384
Commercial Services & Supplies	—	2,275,483	—	2,275,483
Communications Equipment	—	543,368	—	543,368
Construction Materials	—	24,037	—	24,037
Consumer Finance	—	5,445,843	—	5,445,843
Containers & Packaging	—	355,495	—	355,495
Distributors	—	272,410	—	272,410
Diversified Consumer Services	—	971,588	—	971,588
Diversified Financial Services	—	1,873,643	—	1,873,643
Diversified Telecommunication Services	—	8,568,654	—	8,568,654
Electric Utilities	—	14,079,125	—	14,079,125
Electronic Equipment, Instruments & Components	—	232,592	—	232,592
Energy Equipment & Services	—	250,070	—	250,070
Entertainment	—	559,138	—	559,138
Equity Real Estate Investment Trusts (REITs)	—	2,769,352	—	2,769,352
Food & Staples Retailing	—	1,601,961	—	1,601,961
Food Products	—	1,144,424	—	1,144,424
Gas Utilities	—	172,808	—	172,808
Health Care Equipment & Supplies	—	1,286,775	—	1,286,775
Health Care Providers & Services	—	7,639,599	—	7,639,599
Hotels, Restaurants & Leisure	—	2,790,681	—	2,790,681
Household Durables	—	260,076	—	260,076
Household Products	—	132,165	—	132,165
Independent Power and Renewable Electricity Producers	—	76,487	—	76,487
Industrial Conglomerates	—	994,140	—	994,140
Insurance	—	2,316,451	—	2,316,451
Internet & Direct Marketing Retail	—	947,045	—	947,045
IT Services	—	5,923,534	—	5,923,534
Leisure Products	—	182,165	—	182,165
Life Sciences Tools & Services	—	1,501,711	—	1,501,711
Machinery	—	365,798	—	365,798
Media	—	6,922,902	—	6,922,902
Metals & Mining	—	1,549,955	—	1,549,955
Multiline Retail	—	52,663	—	52,663
Multi-Utilities	—	665,561	—	665,561
Oil, Gas & Consumable Fuels	—	16,955,814	—	16,955,814
Paper & Forest Products	—	644,743	—	644,743
Pharmaceuticals	—	5,649,079	—	5,649,079
Real Estate Management & Development	—	3,053,151	—	3,053,151
Road & Rail	—	2,817,780	—	2,817,780
Semiconductors & Semiconductor Equipment	—	4,728,137	—	4,728,137
Software	—	2,866,209	—	2,866,209
Specialty Retail	—	501,550	—	501,550
Technology Hardware, Storage & Peripherals	—	1,676,096	—	1,676,096
Thrifts & Mortgage Finance	—	699,206	—	699,206
Tobacco	—	3,101,175	—	3,101,175
Trading Companies & Distributors	—	641,913	—	641,913
Wireless Telecommunication Services	—	1,606,493	—	1,606,493
Floating Rate Loan Interests:
Air Freight & Logistics	—	310,564	—	310,564
Banks	—	—	366,783	366,783
Building Products	—	162,319	—	162,319
Capital Markets	—	—	156,422	156,422
Construction Materials	—	134,068	—	134,068
Diversified Financial Service	—	111,703	—	111,703
Health Care Providers & Service	—	349,945	—	349,945
Hotels, Restaurants & Leisure	—	186,035	157,407	343,442
Media	—	200,980	—	200,980

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$—	$470,699	$—	$470,699
Pharmaceuticals	—	289,600	—	289,600
Road & Rail	—	170,448	—	170,448
Thrifts & Mortgage Finance	—	—	1,307,855	1,307,855
Foreign Agency Obligations (a)	—	5,340,643	—	5,340,643
Foreign Government Obligations (a)	—	16,497,296	—	16,497,296
Investment Companies	27,401,851	—	—	27,401,851
Municipal Bonds	—	31,282,103	—	31,282,103
Non-Agency Mortgage-Backed Securities	—	22,574,885	909,139	23,484,024
Capital Trusts (a)	—	1,984,375	—	1,984,375
U.S. Government Sponsored Agency Securities	—	313,037,753	—	313,037,753
U.S. Treasury Obligations	—	153,252,702	—	153,252,702
Short-Term Securities:
Foreign Government Obligations (a)	—	13,191,296	—	13,191,296
Money Market Funds	4,280,184	—	—	4,280,184
Options Purchased:
Foreign currency exchange contracts	—	130,584	—	130,584
Interest rate contracts	16,123	194,021	—	210,144
Unfunded Floating Rate Loan Interests(b)	—	3,142	—	3,142
Liabilities:
Investments:
TBA Sale Commitments	—	(18,866,663)	—	(18,866,663)

	$31,698,158	$779,868,013	$7,484,606	$819,050,777

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$23,496	$—	$23,496
Foreign currency exchange contracts	—	681,327	—	681,327
Interest rate contracts	556,314	158,236	—	714,550
Liabilities:
Credit contracts	—	(257,950)	—	(257,950)
Foreign currency exchange contracts	—	(471,869)	—	(471,869)
Interest rate contracts	(1,000,122)	(167,173)	—	(1,167,295)

	$(443,808)	$(33,933)	$—	$(477,741)

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $14,525,706 are categorized as Level 2 within the disclosure hierarchy.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening balance, as of December 31, 2018	$1,026,437	$894,031	$3,465,229	$3,137,920	$81,630	$8,605,247
Transfers into level 3	2,352,107	—	—	—	—	2,352,107
Transfers out of level 3	(20,381)	—	—	(654,516)	(81,630)	(756,527)
Other (a)	808,297	—	—	(808,297)	—	—
Accrued discounts/premiums	8,242	—	2	38,415	—	46,659
Net realized gain	17,265	—	4,588	24,547	—	46,400
Net change in unrealized appreciation (depreciation) (b)(c)	89,518	—	60	(79,170)	—	10,408
Purchases	599,865	—	698,387	—	—	1,298,252
Sales	(1,101,325)	(87,056)	(2,179,799)	(749,760)	—	(4,117,940)

Closing balance, as of December 31, 2019	$3,780,025	$806,975	$1,988,467	$909,139	$—	$7,484,606

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 (c)	$88,062	$—	$61	$(79,270)	$—	$8,853

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	47

Statement of Assets and Liabilities

December 31, 2019

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $790,364,326)	$806,242,969
Investments at value — affiliated (cost — $31,769,478)	31,671,329
Cash pledged:
Futures contracts	731,050
Centrally cleared swaps	388,090
Foreign currency at value (cost — $3,739,009)	3,771,780
Receivables:
Investments sold	41,614,321
TBA sale commitments	18,856,953
Capital shares sold	369,256
Dividends — affiliated	104,154
Dividends — unaffiliated	14,125
Interest — unaffiliated	4,168,530
Variation margin on futures contracts	76,927
Variation margin on centrally cleared swaps	1,114
Swap premiums paid	174,506
Unrealized appreciation on:
Forward foreign currency exchange contracts	681,327
OTC swaps	128,832
Unfunded floating rate loan interests	3,142
Prepaid expenses	10,674
Other assets	3,870

Total assets	909,012,949

LIABILITIES
Bank overdraft	56,723
Cash received as collateral for TBA commitments	22,000
Options written at value (premium received $217,339)	59,776
TBA sale commitments at value (proceeds $18,856,953)	18,866,663
Reverse repurchase agreements at value	14,525,706
Payables:
Investments purchased	241,150,459
Capital shares redeemed	165,232
Distribution fees	77,510
Income dividend distributions	1,264,550
Interest expense	2,101
Investment advisory fees	120,707
Directors’ and Officer’s fees	2,912
Other affiliates	3,508
Variation margin on futures contracts	186,789
Other accrued expenses	401,941
Swap premiums received	121,425
Unrealized depreciation on:
Forward foreign currency exchange contracts	431,526
OTC swaps	221,329

Total liabilities	277,680,857

NET ASSETS	$631,332,092

NET ASSETS CONSIST OF
Paid-in capital	$614,447,345
Accumulated earnings	16,884,747

NET ASSETS	$631,332,092

NET ASSET VALUE
Class I — Based on net assets of $245,548,084 and 20,096,033 shares outstanding, 600 million shares authorized, $0.10 par value	$12.22

Class III — Based on net assets of $385,784,008 and 31,952,392 shares outstanding, 100 million shares authorized, $0.10 par value	$12.07

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$894,949
Dividends — unaffiliated	2,976
Interest — unaffiliated	19,888,969
Foreign taxes withheld	(40,529)

Total investment income	20,746,365

EXPENSES
Investment advisory	2,517,635
Transfer agent — class specific	999,078
Distribution — class specific	889,389
Printing	284,927
Accounting services	138,668
Professional	116,381
Custodian	78,930
Directors and Officer	7,127
Transfer agent	5,000
Registration	162
Miscellaneous	106,855

Total expenses excluding interest expense	5,144,152
Interest expense	135,638

Total expenses	5,279,790
Less:
Fees waived and/or reimbursed by the Manager	(113,070)
Transfer agent fees waived and/or reimbursed — class specific	(785,596)

Total expenses after fees waived and/or reimbursed	4,381,124

Net investment income	16,365,241

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	11,855,371
Borrowed bonds	(262,106)
Capital gain distributions from investment companies — affiliated	4
Forward foreign currency exchange contracts	(1,150,365)
Foreign currency transactions	446,201
Futures contracts	7,044,219
Options written	631,417
Swaps	(658,162)

17,906,579

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(98,149)
Investments — unaffiliated	20,567,798
Borrowed bonds	46,605
Forward foreign currency exchange contracts	469,637
Foreign currency translations	(61,624)
Futures contracts	(2,310,925)
Options written	240,236
Swaps	(272,711)
Unfunded floating rate loan interests	3,142

18,584,009

Net realized and unrealized gain	36,490,588

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,855,829

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,365,241	$12,069,063
Net realized gain (loss)	17,906,579	(11,445,812)
Net change in unrealized appreciation (depreciation)	18,584,009	(1,221,799)

Net increase (decrease) in net assets resulting from operations	52,855,829	(598,548)

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(8,096,255)	(4,558,310)
Class III	(10,610,090)	(7,248,839)

Decrease in net assets resulting from distributions to shareholders	(18,706,345)	(11,807,149)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	32,197,720	157,601,267

NET ASSETS
Total increase in net assets	66,347,204	145,195,570
Beginning of year	564,984,888	419,789,318

End of year	$631,332,092	$564,984,888

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.53	$11.91	$11.79	$11.71	$11.93

Net investment income(a)	0.35	0.33	0.29	0.23	0.22
Net realized and unrealized gain (loss)	0.73	(0.39)	0.13	0.09	(0.19)

Net increase (decrease) from investment operations	1.08	(0.06)	0.42	0.32	0.03

Distributions(b)
From net investment income	(0.35)	(0.32)	(0.30)	(0.24)	(0.25)
From net realized gain	(0.04)	—	—	—	—

Total distributions	(0.39)	(0.32)	(0.30)	(0.24)	(0.25)

Net asset value, end of year	$12.22	$11.53	$11.91	$11.79	$11.71

Total Return(c)
Based on net asset value	9.49%	(0.46)%	3.60%(d)	2.76%	0.26%

Ratios to Average Net Assets(e)
Total expenses	0.74%	0.85%(f)	0.94%	0.82%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54%	0.58%(f)	0.74%	0.62%	0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.52%	0.55%	0.62%	0.59%	0.69%

Net investment income	2.90%	2.84%	2.43%	1.92%	1.89%

Supplemental Data
Net assets, end of year (000)	$245,548	$246,390	$152,138	$157,445	$154,046

Portfolio turnover rate(g)	536%	488%	627%	590%	900%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	—%	0.01%	0.01%

(f)  Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.82% and 0.57%, respectively.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	326%	310%	389%	396%	625%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$11.40	$11.76		$11.65		$11.57	$11.79

Net investment income(a)	0.31	0.29		0.25		0.19	0.18
Net realized and unrealized gain (loss)	0.71	(0.37)		0.12		0.10	(0.19)

Net increase (decrease) from investment operations	1.02	(0.08)		0.37		0.29	(0.01)

Distributions(b)
From net investment income	(0.31)	(0.28)		(0.26)		(0.21)	(0.21)
From net realized gain	(0.04)	—		—		—	—

Total distributions	(0.35)	(0.28)		(0.26)		(0.21)	(0.21)

Net asset value, end of year	$12.07	$11.40		$11.76		$11.65	$11.57

Total Return(c)
Based on net asset value	9.05%	(0.63)%		3.21	%(d)	2.46%	(0.08)%

Ratios to Average Net Assets(e)
Total expenses	0.97%	1.06	%(f)	1.16%		1.01%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	0.89	%(f)	1.06%		0.93%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.83%	0.86%		0.94%		0.89%	0.98%

Net investment income	2.58%	2.54%		2.15%		1.61%	1.54%

Supplemental Data
Net assets, end of year (000)	$385,784	$318,595		$267,651		$175,153	$68,844

Portfolio turnover rate(g)	536%	488%		627%		590%	900%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018		2017		2016	2015

Investments in underlying funds	0.01%	0.01%		—%		0.01%	0.01%

(f)  Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 0.88%, respectively.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018		2017		2016	2015

Portfolio turnover rate (excluding MDRs)	326%	310%		389%		396%	625%

See notes to financial statements.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Fund approved the reorganization (the “State Farm Reorganization”) of the State Farm Fund (defined below) into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Reorganization.

The State Farm Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to Reorganization	Conversion Ratio	Total Return V.I. Fund Share Class	Shares of Total Return V.I. Fund
State Farm Bond Fund, a series of State Farm Variable Product Trust	11,641,553	0.85469550	Class I	9,949,983

The State Farm Fund’s net assets and composition of net assets on October 26,2018, the valuation date of the State Farm Reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Bond Fund, a series of State Farm Variable Product Trust	$113,486,424	$116,592,762	$(3,106,338)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the State Farm Reorganization were $440,042,333. The aggregate net assets of the Fund immediately after the reorganization amounted to $553,528,757. The State Farm Fund’s fair value and cost of investments prior to the State Farm Reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Bond Fund, a series of State Farm Variable Product Trust	$102,795,581	$105,908,727

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm Reorganization was a tax-free event and was effective on October 29, 2018.

Assuming the reorganization had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $15,145,680

•	Net realized and change in unrealized loss on investments: $(17,219,170)

•	Net decrease in net assets resulting from operations: $(2,073,490)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements   (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”) effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $623,962,504. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements   (continued)

include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Triton Bidco, Term Loan B	$160,793	$ 158,304	$ 161,446	$ 3,142

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $3,990,936 and 1.73%, respectively.

Reverse repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/ Received	Net Amount
Bank of America Securities, Inc.	$ (14,525,706)	$ 14,525,706	$ —	$ —

(a)

Collateral with a value of $14,531,347 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements   (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

With respect to the Fund, the Manager entered into separate sub-advisory agreements, effective August 27, 2019, with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2019, the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund were approximately $1,116,375,659.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $889,389.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific in the Statement of Operations. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$ 449,013
Class III	550,065
$ 999,078

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $13,800.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $7,655 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 449,013
Class III	336,583
$ 785,596

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business and excluding distribution fees for Class III shares (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class III	1.50

In addition, with respect to Class I shares, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses including interest expense, and excluding dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business to 0.60% of average daily net assets through April 30, 2021.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $99,270 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements   (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$485,455
Sales	171,317
Net Realized Gain	6,889

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$3,562,463,471	$3,438,407,290
U.S. Government Securities	198,115,908	129,318,282

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were $1,398,597,539 and $1,398,808,099, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$17,557,301	$11,807,149
Long-term capital gains	1,149,044	—

	$18,706,345	11,807,149

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$706,135
Undistributed long-term capital gains	$1,245,132
Net unrealized gains (a)	14,933,480

$16,884,747

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements and the classification of investments.

During the year ended December 31, 2019, the Fund utilized $11,325,583 of its capital loss carryforward.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$822,513,391

Gross unrealized appreciation	$19,602,496
Gross unrealized depreciation	(4,359,131)

Net unrealized appreciation	$15,243,365

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements   (continued)

clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	993,847	$11,950,864	933,798	$10,833,853
Shares issued in reinvestment of distributions	677,136	8,126,680	369,629	4,273,362
Shares issued resulting from reorganization	—	—	9,949,983	113,486,424
Shares redeemed	(2,942,075)	(35,288,318)	(2,665,076)	(30,779,754)
Net increase (decrease)	(1,271,092)	$(15,210,774)	8,588,334	$97,813,885
Class III
Shares sold	6,788,622	$80,399,856	6,390,408	$73,352,056
Shares issued in reinvestment of distributions	883,225	10,495,162	616,305	7,043,445
Shares redeemed	(3,678,563)	(43,486,524)	(1,797,585)	(20,608,119)
Net increase	3,993,284	$47,408,494	5,209,128	$59,787,382
Total Net Increase	2,722,192	$32,197,720	13,797,462	$157,601,267

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Offshore
CNY	Chinese Yuan
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
RUB	New Russian Ruble
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
BA	Canadian Bankers Acceptances
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CLO	Collateralized Loan Obligation
COP	Certificates of Participation
CSMC	Credit Suisse Mortgage Capital
CWABS	Countrywide Asset-Backed Certificates
DAC	Designated Activity Company
GO	General Obligation Bonds
LIBOR	London lnterbank Offered Rate
MXIBTIIE	Mexico Interbank THE 28-Day
OTC	Over-the-counter
PCL	Public Company Limited
PJSC	Public Joint Stock Company
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
REPO_CORRA	Canadian Overnight Repo Rate
SCA	Svenska Cellulosa Aktiebolaget
SOFR	Secured Overnight Financing Rate
TBA	To-be-announced
VRDN	Variable Rate Demand Notes

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2019

2019 Annual Report

BlackRock Variable Series Funds II, Inc.

•	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index. For the same period, the Fund’s Class I Shares performed in line with its secondary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, while the Fund’s Class III Shares underperformed. The following discussion of relative performance pertains to the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Detractors from the Fund’s performance relative to the benchmark included the use of swap and swaption strategies to gain tactical interest rate exposures. Positioning with respect to global interest rates and currencies also weighed on Fund returns.

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. Specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided returns as Treasury yields declined. Within securitized sectors, an allocation to commercial mortgage-backed securities (“CMBS”) contributed positively, as the segment continued to benefit from favorable fundamentals. In addition, the Fund’s exposure to inflation-protected securities and security selection with 30-year agency mortgage-backed securities (“MBS”) proved beneficial.

Describe recent portfolio activity.

During the reporting period, the Fund’s underweight position to agency MBS was shifted to an overweight position as valuations became attractive and the Fund’s investment adviser’s fundamental outlook remained positive. The Fund maintained an overweight allocation to CMBS overall while trimming exposure to agency CMBS. The Fund shifted from an underweight stance with respect to duration to a duration overweight stance relative to the benchmark.

The Fund had a modestly elevated cash position at period end due to the investment adviser’s increasing preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have a material impact on performance over the 12-months period ended December 31, 2019.

Describe portfolio positioning at period end.

The Fund was overweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons, given valuations that appear attractive relative to the underlying fundamentals. The Fund continued to hold a core allocation to CMBS and agency collateralized mortgage obligations for carry (incremental income). The Fund was slightly overweight in duration at the headline level, favoring the front end of the yield curve. The Fund had meaningful exposure to U.S. inflation on the view that the market was underpricing a potential pickup in realized inflation data. Outside the United States, the Fund was marginally positioned on the long end of the yield curve in German, Italian and Canadian interest rates, and positioned short to U.K. rates. Additionally, the Fund had an allocation to local currency emerging market sovereign debt in Asia, Latin America and Central Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	41
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Foreign Government Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock U.S. Government Bond V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(d)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields(b)	Unsubsidized 30-Day Yields(b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (c)	2.02%	1.56%	1.68%	6.36%	1.97%	2.94%
Class III (c)	1.73	1.38	1.52	6.14	1.65	2.66	(d)
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.79	6.63	2.45	3.07
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	2.09	6.35	2.58	3.15

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(d)

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2019 (continued)	BlackRock U.S. Government Bond V.I. Fund

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (b)	Ending Account Value (12/31/19)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,016.80	$5.69	$3.25	$1,000.00	$1,019.56	$5.70	$1,021.98	$3.26
Class III	1,000.00	1,015.20	7.26	4.83	1,000.00	1,018.00	7.27	1,020.42	4.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class I and 1.43% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Class I and 0.95% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.3%(a)
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.11%, 08/15/30(b)	USD	700	$698,948
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 3.48%, 11/24/31(b)		13	12,699
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	99,753
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.00%, 04/20/31(b)		500	494,128

Total Asset-Backed Securities — 2.3% (Cost: $1,312,286)			1,305,528

Foreign Government Obligations — 0.4%

Mexico — 0.2%
United Mexican States:
6.50%, 06/09/22	MXN	4	22,096
8.00%, 12/07/23		4	20,688
8.00%, 09/05/24		3	17,512
10.00%, 12/05/24		9	56,818

			117,114

Russia — 0.2%
Russian Federation:
7.10%, 10/16/24	RUB	2,227	37,565
8.50%, 09/17/31		3,107	59,035

			96,600

Total Foreign Government Obligations — 0.4% (Cost: $201,270)			213,714

Non-Agency Mortgage-Backed Securities — 6.9%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	108	111,560
Series 2018-3, Class MA, 3.50%, 08/25/57		137	142,211
Series 2019-2, Class MA, 3.50%, 08/25/58		79	81,863

			335,634

Commercial Mortgage-Backed Securities — 5.8%
BX Commercial Mortgage Trust, Series 2019- XL, Class D, 3.19%, 10/15/36(a)(c)		300	300,375
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		300	308,560
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class A4, 3.01%, 01/15/53		234	240,049
Commercial Mortgage Trust, Series 2017- PANW, Class A, 3.24%, 10/10/29(a)		440	453,317
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52		85	86,593
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.44%, 07/10/39(a)(c)		101	101,317
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52		80	84,568
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52		169	174,141
Morgan Stanley Capital I Trust: Series 2018-SUN, Class A, 2.64%, 07/15/35(a)(c)		145	144,545
Series 2019-H6, Class A4, 3.42%, 06/15/52		131	138,939
Series 2019-H7, Class A4, 3.26%, 07/15/52		173	180,442

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2019-L3, Class A4, 3.13%, 11/15/29	USD	257	$265,217
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		290	282,329
UBS Commercial Mortgage Trust:
Series 2019-C17, Class A4, 2.92%, 10/15/52		273	277,433
Series 2019-C18, Class A4, 3.04%, 12/15/52		98	100,443
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.15%, 12/15/52		126	130,671

			3,268,939

Interest Only Commercial Mortgage-Backed Securities — 0.5%(c)
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.57%, 06/15/52		1,741	207,344
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.64%, 10/15/52		1,019	114,771

			322,115

Total Non-Agency Mortgage-Backed Securities — 6.9% (Cost: $3,909,492)			3,926,688

U.S. Government Sponsored Agency Securities — 69.8%

Agency Obligations — 1.0%
Federal Home Loan Bank, 4.00%, 04/10/28		500	574,363

Collateralized Mortgage Obligations — 2.6%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4901, Class BF, (LIBOR USD 1 Month + 0.40%), 2.14%, 07/25/49(b)		236	235,054
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		218	229,474
Federal National Mortgage Association Variable Rate Notes, Series 2019-39, Class LF, (LIBOR USD 1 Month + 0.45%), 2.24%, 08/25/49(b)		206	205,380
Government National Mortgage Association Variable Rate Notes:
Series 2014-107, Class WX, 6.83%, 07/20/39(d)		132	149,390
Series 2019-21, Class FL, (LIBOR USD 1 Month + 0.45%), 2.21%, 02/20/49(b)		320	319,793
Series 2019-89, Class FH, (LIBOR USD 1 Month + 0.40%), 2.16%, 07/20/49(b)		326	326,175

			1,465,266

Commercial Mortgage-Backed Securities — 1.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes(d):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		221	228,746
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		184	189,974
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.56%, 09/25/28(d)		118	127,597
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		22	22,668
Series 2019-53, Class V, 2.75%, 08/16/31		55	56,206

			625,191

Interest Only Commercial Mortgage-Backed Securities — 1.7%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a) .		20,878	32,208
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.54%, 09/25/24(d)		4,419	94,605

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(d)	USD	894	$1
Series 2003-17, 0.00%, 03/16/43(d)		2,035	—
Series 2003-109, 0.00%, 11/16/43(d)		1,685	66
Series 2016-22, 0.77%, 11/16/55(d)		2,533	127,408
Series 2016-45, 0.99%, 02/16/58(d)		1,816	121,955
Series 2016-92, 1.00%, 04/16/58(d)		635	43,024
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		1,374	112,067
Series 2016-151, 1.09%, 06/16/58(d)		969	72,991
Series 2017-30, 0.71%, 08/16/58(d)		685	37,585
Series 2017-44, 0.70%, 04/17/51(d)		739	39,933
Series 2017-53, 0.69%, 11/16/56(d)		2,000	107,113
Series 2017-61, 0.77%, 05/16/59(d)		502	33,117
Series 2017-64, 0.72%, 11/16/57(d)		803	48,249
Series 2017-72, 0.68%, 04/16/57(d)		1,304	75,629

			945,951

Mortgage-Backed Securities — 63.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		205	208,021
3.00%, 09/01/27 - 12/01/46		503	518,960
3.50%, 04/01/31 - 01/01/48		2,143	2,272,586
4.00%, 08/01/40 - 12/01/45		238	256,477
4.50%, 02/01/39 - 07/01/47		241	261,900
5.00%, 10/01/41 - 11/01/41		158	173,241
5.50%, 06/01/41		106	119,507
8.00%, 12/01/29 - 07/01/30		25	28,557
Federal National Mortgage Association:
3.00%, 02/01/44		68	70,291
3.13%, 09/01/27		122	128,064
3.16%, 03/01/27		186	195,639
3.50%, 11/01/46		189	198,511
4.00%, 01/01/41		10	11,152
Government National Mortgage Association:
2.50%, 01/15/50(e)		80	80,341
3.00%, 02/15/45 - 12/20/46		1,504	1,553,138
3.00%, 01/15/50(e)		54	55,479
3.50%, 01/15/42 - 10/20/46		2,631	2,744,482
4.00%, 09/20/40 - 01/15/48		801	840,667
4.00%, 01/15/50 - 02/15/50(e)		630	651,660
4.50%, 12/20/39 - 03/20/49		1,517	1,626,268
4.50%, 01/15/50(e)		1,473	1,539,975
5.00%, 12/15/38 - 07/20/42		99	109,525
5.00%, 01/15/50(e)		214	225,302
5.50%, 01/15/34		490	542,022
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		120	119,033
2.50%, 04/01/30 - 02/01/33		676	686,233
2.50%, 01/25/35 - 01/25/50(e)		863	863,500
3.00%, 04/01/29 - 03/01/47		3,652	3,764,790
3.00%, 01/25/35 - 01/25/50(e)		309	314,514
3.50%, 04/01/29 - 01/01/48		2,827	3,002,685
3.50%, 01/25/35 - 02/25/50(e)		1,199	1,233,307
4.00%, 01/01/26 - 08/01/49		2,746	2,950,105
4.00%, 01/25/50 - 02/25/50(e)		5,372	5,587,794
4.50%, 05/01/24 - 05/01/48		496	535,601
4.50%, 01/25/50 - 02/25/50(e)		1,499	1,578,482
5.00%, 09/01/35 - 08/01/41		215	236,446
5.50%, 05/01/34 - 12/01/39		216	242,878
6.00%, 04/01/35 - 06/01/41		245	280,629

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
6.50%, 05/01/40	USD	43	$49,251

			35,857,013

Total U.S. Government Sponsored Agency Securities — 69.8% (Cost: $38,859,129)			39,467,784

U.S. Treasury Obligations — 56.1%
U.S. Treasury Bonds:
4.25%, 05/15/39		170	224,068
4.50%, 08/15/39		170	231,074
4.38%, 11/15/39		170	227,873
3.13%, 02/15/43		660	750,054
2.88%, 05/15/43 - 11/15/46		1,290	1,413,314
3.63%, 08/15/43		660	811,026
3.75%, 11/15/43		660	827,037
3.00%, 02/15/48		630	710,030
2.25%, 08/15/49(f)		895	870,667
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(f)		5,098	5,180,286
0.25%, 07/15/29		302	304,750
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25(f)		4,100	4,128,053
2.50%, 12/31/20(f)		1,890	1,905,799
1.13%, 07/31/21		740	734,479
1.75%, 07/31/21 - 07/31/24(f)		3,965	3,976,501
2.13%, 12/31/22 - 05/15/25(f)		2,650	2,697,864
2.75%, 05/31/23		1,260	1,306,463
2.13%, 07/31/24		1,260	1,284,511
1.50%, 08/15/26		1,830	1,794,615
2.25%, 08/15/27		1,260	1,295,979
2.88%, 08/15/28		380	409,836
3.13%, 11/15/28		380	418,104
1.63%, 08/15/29(f)		215	209,617

Total U.S. Treasury Obligations — 56.1% (Cost: $30,946,358)			31,712,000

Total Long-Term Investments — 135.5% (Cost: $75,228,535)			76,625,714

Short-Term Securities — 16.6%

Foreign Government Obligations — 2.0%

Japan — 2.0%
Japan Treasury Bills(g):
(0.14)%, 03/09/20	JPY	62,600	576,299
(0.11)%, 03/16/20		61,600	567,107

			1,143,406

Total Foreign Government Obligations — 2.0% (Cost: $1,142,211)			1,143,406

		Shares
Money Market Funds — 2.3%(h)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%*		1,258,784	1,258,784
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.41%		23,625	23,625

Total Money Market Funds — 2.3% (Cost: $1,282,409)			1,282,409

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 12.3%
Federal Home Loan Bank Discount Notes, 1.57%, 02/12/20(g)	USD	7,000	$6,987,882

Total U.S. Government Sponsored Agency Securities — 12.3% (Cost: $6,987,186)			6,987,882

Total Short-Term Securities — 16.6% (Cost: $9,411,806)			9,413,697

Total Options Purchased — 0.0% (Cost: $62,699)			29,733

Total Investments Before Options Written and TBA Sale Commitments — 152.1% (Cost: $84,703,040)			86,069,144

Total Options Written — (0.0)% (Premium Received — $40,445)			(29,622)

TBA Sale Commitments — (10.7)%(e)

Mortgage-Backed Securities — (10.7)%
Government National Mortgage Association:
3.00%, 01/15/50		323	(331,844)
3.50%, 01/15/50		1,629	(1,678,336)
4.00%, 01/15/50		140	(144,900)
4.50%, 01/15/50		43	(44,955)
5.00%, 01/15/50		28	(29,479)
Uniform Mortgage-Backed Securities:
2.50%, 01/25/35 - 02/25/35		1,071	(1,080,237)
3.00%, 01/25/35 - 01/25/50		1,398	(1,418,060)
3.50%, 01/25/35 - 01/25/50		334	(343,590)
4.00%, 01/25/35 - 01/25/50		483	(502,827)
4.50%, 01/25/50		142	(149,505)
5.00%, 01/25/50		51	(54,522)
5.50%, 01/25/50		88	(94,765)
6.00%, 01/25/50		160	(176,300)

Total TBA Sale Commitments — (10.7)% (Proceeds: $6,051,181)			(6,049,320)

Total Investments Net of Options Written and TBA Sale Commitments — 141.4% (Cost: $78,611,414)			79,990,202

Liabilities in Excess of Other Assets — (41.4)%			(23,427,601)

Net Assets — 100.0%			$56,562,601

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Rates are discount rates or a range of discount rates as of period end.
(h)	Annualized 7-day yield as of period end.
*

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,138,766	(879,982)	1,258,784	$1,258,784	$30,119	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
J.P. Morgan Securities LLC	1.75%	12/30/19	01/02/20	$5,183,454	$5,183,706	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.05	12/31/19	01/02/20	883,813	883,814	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.20	12/31/19	01/02/20	211,238	211,245	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,615,550	1,615,633	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,906,537	1,906,635	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	2,457,337	2,457,463	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,423,012	1,423,085	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	2,545,200	2,545,331	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,550,350	1,550,430	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	1.85	12/31/19	01/02/20	1,278,900	1,278,966	U.S. Treasury Obligations	Overnight

				$19,055,391	$19,056,308

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	2	03/06/20	$320	$(621)
Euro-Schatz	21	03/06/20	2,636	(2,343)
U.S. Treasury 2 Year Note	76	03/31/20	16,378	3,245
90-day Eurodollar	12	09/14/20	2,951	733

				1,014

Short Contracts
Euro-Bund	2	03/06/20	382	3,729
U.S. Treasury 10 Year Note	6	03/20/20	771	(727)
U.S. Treasury 10 Year Ultra Note	3	03/20/20	422	4,123
U.S. Treasury Ultra Bond	1	03/20/20	182	2,659
Long Gilt	2	03/27/20	348	1,244
U.S. Treasury 5 Year Note	10	03/31/20	1,186	4,619

				15,647

				$16,661

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	42,639	USD	10,000	Citibank NA	01/03/20	$600
ZAR	140,675	USD	10,000	JPMorgan Chase Bank NA	01/06/20	40
KRW	5,874,500	USD	5,000	BNP Paribas SA	01/08/20	84
KRW	11,869,800	USD	10,000	Citibank NA	01/08/20	273
MXN	195,316	USD	10,000	State Street Bank and Trust Co.	01/08/20	323
RUB	641,550	USD	10,000	Bank of America NA	01/09/20	329
USD	576,772	JPY	62,619,000	Citibank NA	01/09/20	257
USD	568,877	JPY	61,619,000	UBS AG	01/14/20	1,408
COP	106,019,600	USD	30,696	JPMorgan Chase Bank NA	01/22/20	1,533
COP	37,835,500	USD	10,929	Natwest Markets plc	01/22/20	573
RUB	497,511	USD	7,706	Citibank NA	01/22/20	290
RUB	736,489	USD	11,435	JPMorgan Chase Bank NA	01/22/20	402
BRL	40,670	USD	10,000	Credit Suisse International	02/04/20	100
JPY	1,086,615	USD	10,000	State Street Bank and Trust Co.	02/05/20	19
MXN	622,000	USD	32,121	Bank of America NA	02/05/20	607
MXN	190,000	USD	9,693	HSBC Bank plc	02/05/20	304
BRL	622,486	USD	152,000	Bank of America NA	03/18/20	2,265
BRL	578,060	USD	140,000	Deutsche Bank AG	03/18/20	3,255
MXN	967,150	USD	50,000	BNP Paribas SA	03/18/20	583
MXN	3,707,635	USD	190,000	Citibank NA	03/18/20	3,911
MXN	773,480	USD	40,000	Deutsche Bank AG	03/18/20	453
RUB	18,134,950	USD	283,000	Bank of America NA	03/18/20	6,535

						24,144

USD	10,000	BRL	40,620	Credit Suisse International	01/03/20	(97)
JPY	1,086,282	USD	10,000	State Street Bank and Trust Co.	01/06/20	(1)
USD	10,000	JPY	1,088,433	State Street Bank and Trust Co.	01/06/20	(19)
USD	10,000	ZAR	147,523	Natwest Markets plc	01/06/20	(529)
USD	15,000	KRW	17,844,300	Deutsche Bank AG	01/08/20	(444)
USD	10,000	MXN	191,152	UBS AG	01/08/20	(103)
USD	10,000	RUB	627,827	Standard Chartered Bank	01/09/20	(108)
USD	41,502	COP	143,855,100	Credit Suisse International	01/22/20	(2,228)
USD	32,027	RUB	2,074,201	JPMorgan Chase Bank NA	01/22/20	(1,311)
USD	14,296	RUB	925,800	Natwest Markets plc	01/22/20	(585)
USD	154,771	MXN	2,995,000	HSBC Bank plc	02/05/20	(2,816)

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	75,422	RUB	4,846,868	JPMorgan Chase Bank NA	02/05/20	$(2,343)
USD	10,000	ZAR	141,244	JPMorgan Chase Bank NA	02/05/20	(39)
						(10,623)

Net Unrealized Appreciation						$13,521

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
90-day Eurodollar March 2020 Futures	24	03/13/20	USD	99.00	USD	6,000	$600
90-day Eurodollar March 2020 Futures	48	03/13/20	USD	99.13	USD	12,000	900

							$1,500

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.71%	Semi-Annual	Citibank NA	06/03/20	1.71%	USD	220	$1,770

Put
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/22/20	2.00%	USD	4,700	2
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	700	—
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	1,700	4
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/30/20	2.30%	USD	94	168
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/30/20	2.30%	USD	282	505
10-Year Interest Rate Swap	1.71%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/03/20	1.71%	USD	220	5,884
10-Year Interest Rate Swap	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	1,800	19,900

										26,463

										$28,233

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
90-day Eurodollar March 2020 Futures	24	03/13/20	USD	98.88	USD	6,000	$(750)
90-day Eurodollar March 2020 Futures	48	03/13/20	USD	99.00	USD	12,000	(900)

							$(1,650)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Deutsche Bank AG	01/16/20	1.45%	USD	800	$(8)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.66%	Semi-Annual	Citibank NA	03/12/20	1.66%	USD	1,400	(4,755)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	4,300	(23,209)

										$(27,972)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	$(5,655)	$11,222	$(16,877)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	10,347	—	10,347
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/15/20	MXN	1,043	(91)	—	(91)
28 day MXIBTIIE	Monthly	6.88%	Monthly	N/A		12/16/20	MXN	2,018	(176)	—	(176)
3 month LIBOR	Quarterly	2.38%	Semi-Annual	N/A		05/03/21	USD	1,460	13,647	—	13,647
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	265	(50)	—	(50)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	370	(78)	—	(78)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	1,171	(185)	—	(185)
3 month BA	Semi-Annual	1.94%	Semi-Annual	N/A		12/06/21	CAD	1,075	(711)	—	(711)
28 day MXIBTIIE	Monthly	6.52%	Monthly	N/A		12/14/21	MXN	1,583	(295)	—	(295)
28 day MXIBTIIE	Monthly	6.51%	Monthly	N/A		12/15/21	MXN	1,349	(260)	—	(260)
3 month BA	Semi-Annual	2.02%	Semi-Annual	N/A		12/17/21	CAD	1,095	475	—	475
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/18/22	MXN	288	(218)	—	(218)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/19/22	MXN	144	(110)	—	(110)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/20/22	MXN	55	(40)	—	(40)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/25/22	MXN	77	(57)	—	(57)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A		08/03/22	MXN	359	(270)	—	(270)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	669	319	—	319
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	321	(219)	—	(219)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	424	(286)	—	(286)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	1,035	(32,843)	—	(32,843)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	N/A		02/07/24	USD	700	30,363	—	30,363
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/18/24	USD	1,700	(81,065)	—	(81,065)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	226	59	—	59
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	496	65	—	65
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	427	98	—	98
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	642	(37)	—	(37)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	15	382	—	382
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	4,230	(338,530)	—	(338,530)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	1,700	(133,006)	—	(133,006)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	300	(24,397)	—	(24,397)
3 month LIBOR	Quarterly	1.45%	Semi-Annual	N/A		08/19/29	USD	200	(7,437)	—	(7,437)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	N/A		09/09/29	USD	200	(6,996)	—	(6,996)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/12/29	USD	150	3,588	—	3,588
1.61%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/01/29	USD	400	11,129	—	11,129

									$(562,540)	$11,222	$(573,762)

(a)	Forward Swap.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	49	$(652)	$(177)	$(475)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	23	(243)	173	(416)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	10	(106)	60	(166)

							$(1,001)	$56	$(1,057)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty		Notional Amount (000)

4.45%	At Termination	1 day BZDIOVER	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	400	$166	$—	$166
4.46%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	268	104	—	104
4.49%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/04/21	BRL	393	124	—	124
1 day
BZDIOVER	At Termination	5.32%	At Termination	JPMorgan Chase Bank NA	01/03/22	BRL	295	115	—	115
1 day
BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	211	1,170	—	1,170
1 day
BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	134	3,310	—	3,310
1 day
BZDIOVER	At Termination	5.98%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	126	(418)	—	(418)
1 day
BZDIOVER	At Termination	5.99%	At Termination	Citibank NA	01/02/25	BRL	90	(281)	—	(281)
1 day
BZDIOVER	At Termination	6.03%	At Termination	JPMorgan Chase Bank NA	01/02/25	BRL	90	(241)	—	(241)
1 day
BZDIOVER	At Termination	6.05%	At Termination	Citibank NA	01/02/25	BRL	88	(214)	—	(214)
1 day
BZDIOVER	At Termination	6.26%	At Termination	Citibank NA	01/02/25	BRL	133	(6)	—	(6)
28 day				Goldman Sachs
MXIBTIIE	Monthly	6.32%	Monthly	International	08/06/25	MXN	640	(571)	—	(571)
		28 day
6.31%	Monthly	MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	810	748	—	748

								$4,006	$—	$4,006

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	7.55%
3 month BA	Canadian Bankers Acceptances	2.08%
3 month LIBOR	London Interbank Offered Rate	1.91%

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$11,222	$—	$70,472	$(644,234)	$—
OTC Swaps	233	(177)	5,737	(2,788)	—
Options Written	N/A	N/A	21,669	(10,846)	(29,622)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$20,352	$—	$20,352
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	24,144	—	—	24,144
Options purchased
Investments at value — unaffiliated (b)	—	—	—	—	29,733	—	29,733
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	70,472	—	70,472
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	233	—	—	5,737	—	5,970

	$—	$233	$—	$24,144	$126,294	$—	$150,671

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	3,691	—	3,691
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	10,623	—	—	10,623
Options written
Options written at value	—	—	—	—	29,622	—	29,622
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	644,234	—	644,234
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,234	—	—	1,731	—	2,965

	$—	$1,234	$—	$10,623	$679,278	$—	$691,135

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$241,405	$—	$241,405
Forward foreign currency exchange contracts	—	—	—	(48,414)	—	—	(48,414)
Options purchased (a)	—	—	—	(17,260)	(5,532)	—	(22,792)
Options written	—	—	—	33	66,416	—	66,449
Swaps	—	(6,035)	—	—	(97,920)	(32,363)	(136,318)

	$—	$(6,035)	$—	$(65,641)	$204,369	$(32,363)	$100,330

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(81,040)	—	(81,040)
Forward foreign currency exchange contracts	—	—	—	11,969	—	—	11,969
Options purchased (b)	—	—	—	158	(79,592)	—	(79,434)
Options written	—	—	—	—	94,042	—	94,042
Swaps	—	(4,070)	—	—	(389,497)	(890)	(394,457)

	$—	$(4,070)	$—	$12,127	$ (456,087)	$(890)	$(448,920)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,198,928
Average notional value of contracts — short	3,700,045
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,107,767
Average amounts sold — in USD	1,079,331
Options:
Average value of option contracts purchased	4,338
Average value of option contracts written	14,663
Average notional value of swaption contracts purchased	6,472,000
Average notional value of swaption contracts written	8,370,000
Credit default swaps:
Average notional value — buy protection	103,596
Interest rate swaps:
Average notional value — pays fixed rate	14,790,966
Average notional value — receives fixed rate	7,829,969
Inflation swaps:
Average notional value — pays fixed rate	1,414,657
Average notional value — receives fixed rate	1,311,151

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$6,023	$1,584
Forward foreign currency exchange contracts	24,144	10,623
Options (a)	29,733	29,622
Swaps — Centrally cleared	18,642	—
Swaps — OTC (b)	5,970	2,965

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$84,512	$44,794
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,165)	(3,234)

Total derivative assets and liabilities subject to an MNA	$58,347	$41,560

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$9,904	$—	$—	$—	$9,904
BNP Paribas SA	667	—	—	—	667
Citibank NA	33,855	(29,699)	—	—	4,156
Credit Suisse International	100	(100)	—	—	—
Deutsche Bank AG	4,456	(452)	—	—	4,004
HSBC Bank plc	304	(304)	—	—	—
JPMorgan Chase Bank NA	6,738	(4,352)	—	—	2,386
Natwest Markets plc	573	(573)	—	—	—
State Street Bank and Trust Co.	342	(20)	—	—	322
UBS AG	1,408	(103)	—	—	1,305

	$58,347	$(35,603)	$—	$—	$22,744

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Citibank NA	$29,699	$(29,699)	$—	$—	$—
Credit Suisse International	2,325	(100)	—	—	2,225
Deutsche Bank AG	452	(452)	—	—	—
Goldman Sachs International	571	—	—	—	571
HSBC Bank plc	2,816	(304)	—	—	2,512
JPMorgan Chase Bank NA	4,352	(4,352)	—	—	—
Natwest Markets plc	1,114	(573)	—	—	541
Standard Chartered Bank	108	—	—	—	108
State Street Bank and Trust Co.	20	(20)	—	—	—
UBS AG	103	(103)	—	—	—

	$41,560	$(35,603)	$—	$—	$5,957

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments (a)	$—	$76,625,714	$—	$76,625,714
Short-Term Securities:
Foreign Government Obligations (a)	—	1,143,406	—	1,143,406
Money Market Funds	1,282,409	—	—	1,282,409
U.S. Government Sponsored Agency Securities	—	6,987,882	—	6,987,882
Options Purchased:
Interest rate contracts.	1,500	28,233	—	29,733
Liabilities:
Investments:
TBA Sale Commitments	—	(6,049,320)	—	(6,049,320)

	$1,283,909	$78,735,915	$—	$80,019,824

Derivative Financial Instruments (b)
Assets:
Foreign currency exchange contracts	$—	$24,144	$—	$24,144
Interest rate contracts	20,352	76,209	—	96,561
Liabilities:
Credit contracts	—	(1,057)	—	(1,057)
Foreign currency exchange contracts	—	(10,623)	—	(10,623)
Interest rate contracts	(5,341)	(673,937)	—	(679,278)

	$15,011	$(585,264)	$—	$(570,253)

(a)	See above Schedule of Investments for values in each security type or country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $19,056,308 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	17

Statement of Assets and Liabilities

December 31, 2019

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $83,444,256)	$84,810,360
Investments at value — affiliated (cost — $1,258,784)	1,258,784
Cash pledged:
Futures contracts	62,710
Centrally cleared swaps	208,943
Foreign currency at value (cost — $148,512)	148,913
Receivables:
Investments sold	3,147,567
TBA sale commitments	6,051,181
Capital shares sold	177,703
Dividends — affiliated	1,490
Dividends — unaffiliated	10,658
Interest — unaffiliated	296,812
Variation margin on futures contracts	6,023
Variation margin on centrally cleared swaps	18,642
Swap premiums paid	233
Unrealized appreciation on:
Forward foreign currency exchange contracts	24,144
OTC swaps	5,737
Prepaid expenses	1,047
Other assets	2,928

Total assets	96,233,875

LIABILITIES
Bank overdraft	8,133
Options written at value (premium received $40,445)	29,622
TBA sale commitments at value (proceeds $6,051,181)	6,049,320
Reverse repurchase agreements at value	19,056,308
Payables:
Investments purchased	14,263,034
Capital shares redeemed	305
Distribution fees	545
Income dividend distributions	89,852
Investment advisory fees	11,485
Directors’ and Officer’s fees	6,643
Other affiliates	360
Variation margin on futures contracts	1,584
Other accrued expenses	140,495
Swap premiums received	177
Unrealized depreciation on:
Forward foreign currency exchange contracts	10,623
OTC swaps	2,788

Total liabilities	39,671,274

NET ASSETS	$56,562,601

NET ASSETS CONSIST OF
Paid-in capital	$60,081,423
Accumulated loss	(3,518,822)

NET ASSETS	$56,562,601

NET ASSET VALUE
Class I — Based on net assets of $53,865,072 and 5,217,566 shares outstanding, 300 million shares authorized, $0.10 par value	$10.32

Class III — Based on net assets of $2,697,529 and 261,444 shares outstanding, 100 million shares authorized, $0.10 par value	$10.32

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$30,119
Dividends — unaffiliated	99
Interest — unaffiliated	2,038,348
Foreign taxes withheld	(93)

Total investment income	2,068,473

EXPENSES
Investment advisory	293,505
Transfer agent — class specific	118,052
Professional	92,733
Accounting services	75,748
Custodian	37,024
Distribution — class specific	9,561
Transfer agent	5,000
Directors and Officer	4,235
Printing	2,482
Miscellaneous	27,326

Total expenses excluding interest expense	665,666
Interest expense	338,399

Total expenses	1,004,065
Less:
Fees waived and/or reimbursed by the Manager	(106,873)
Transfer agent fees waived and/or reimbursed — class specific	(115,758)

Total expenses after fees waived and/or reimbursed	781,434

Net investment income	1,287,039

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	638,891
Forward foreign currency exchange contracts	(48,414)
Foreign currency transactions	(1,533)
Futures contracts	241,405
Options written	66,449
Swaps	(136,318)

760,480

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,939,311
Forward foreign currency exchange contracts	11,969
Foreign currency translations	1,152
Futures contracts	(81,040)
Options written	94,042
Swaps	(394,457)

1,570,977

Net realized and unrealized gain	2,331,457

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,618,496

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund

	Year Ended December 31,

	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,287,039	$1,275,743
Net realized gain (loss)	760,480	(684,974)
Net change in unrealized appreciation (depreciation)	1,570,977	(536,909)

Net increase in net assets resulting from operations	3,618,496	53,860

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(1,276,900)	(1,272,977)
Class III	(76,865)	(44,457)

Decrease in net assets resulting from distributions to shareholders	(1,353,765)	(1,317,434)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(3,827,360)	(7,496,000)

NET ASSETS
Total decrease in net assets	(1,562,629)	(8,759,574)
Beginning of year	58,125,230	66,884,804

End of year	$56,562,601	$58,125,230

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Year Ended December 31, 2019

BlackRock U.S. Government Bond V.I. Fund

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,618,496
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	499,114,681
Purchases of long-term investments	(492,088,415)
Net purchases of short-term securities	(6,777,760)
Amortization of premium and accretion of discount on investments	(71,143)
Premiums received from options written	188,329
Premiums paid on closing options written	(138,006)
Net realized (gain) loss on investments and options written	(705,340)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(2,044,040)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	103
Dividends — unaffiliated	(1,430)
Interest — unaffiliated	40,432
From the Manager	161,754
Variation margin on futures contracts	21,961
Variation margin on centrally cleared swaps	(18,642)
Swap premiums paid	3,103
Prepaid expenses	(985)
Other assets	1,054

Increase (Decrease) in Liabilities:
Payables:
Distribution fees	(61)
Investment advisory fees	(30,918)
Directors’ and Officer’s fees	1,502
Other affiliates	202
Interest expense and fees	(370)
Variation margin on futures contracts	(195)
Variation margin on centrally cleared swaps	(21,105)
Board realignment and consolidation	(161,754)
Other accrued expenses	20,902
Swap premiums received	(25)

Net cash provided by operating activities	1,112,330

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(408)
Payments on redemption of capital shares	(15,678,883)
Proceeds from issuance of capital shares	9,963,715
Net borrowing of reverse repurchase agreements	4,507,886
Increase in bank overdraft	8,133

Net cash used for financing activities	(1,199,557)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	1,003

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(86,224)
Restricted and unrestricted cash and foreign currency at beginning of year	506,790

Restricted and unrestricted cash and foreign currency at end of year	$420,566

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$338,769

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,373,725

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statement of Cash Flows    (continued)

Year Ended December 31, 2019

	Year Ended December 31,
	2019	2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES:
Cash	$—	$8,664
Cash pledged:
Futures contracts	62,710	110,710
Centrally cleared swaps	208,943	238,000
Foreign currency at value	148,913	149,416
	$420,566	$506,790

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.93	$10.12	$10.18	$10.23	$10.39

Net investment income (a)	0.23	0.21	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.40	(0.18)	(0.01)	(0.01)	(0.10)
Net increase from investment operations	0.63	0.03	0.15	0.14	0.05

Distributions from net investment income (b)	(0.24)	(0.22)	(0.21)	(0.19)	(0.21)

Net asset value, end of year	$10.32	$9.93	$10.12	$10.18	$10.23

Total Return (c)
Based on net asset value	6.36%	0.29%	1.52%	1.33%	0.45%

Ratios to Average Net Assets
Total expenses	1.70%	1.85%	1.31%	1.02%	0.96%
Total expenses after fees waived and/or reimbursed	1.31%	1.27%	1.01%	0.76%	0.73%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.74%	0.82%	0.87%	0.70%	0.70%
Net investment income	2.22%	2.10%	1.58%	1.43%	1.41%

Supplemental Data
Net assets, end of year (000)	$53,865	$54,820	$65,100	$72,433	$83,016
Portfolio turnover rate (d)	699%	737%	1,052%	1,140%	1,581%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions. (d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	445%	435%	681%	705%	991%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund
	Class III
	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.92	$10.11	$10.18	$10.22	$10.39
Net investment income (a)	0.19	0.18	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.42	(0.18)	(0.02)	—	(0.12)
Net increase from investment operations	0.61	0.00	0.11	0.11	0.01

Distributions from net investment income (b)	(0.21)	(0.19)	(0.18)	(0.15)	(0.18)

Net asset value, end of year	$10.32	$9.92	$10.11	$10.18	$10.22

Total Return (c)
Based on net asset value	6.14%	(0.01)%	1.10%	1.08%	0.08%

Ratios to Average Net Assets
Total expenses	1.89%	2.03%	1.45%	1.27%	1.11%
Total expenses after fees waived and/or reimbursed	1.61%	1.57%	1.30%	1.08%	1.00%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.03%	1.13%	1.17%	1.01%	0.97%
Net investment income	1.86%	1.86%	1.30%	1.09%	1.27%

Supplemental Data
Net assets, end of year (000)	$2,698	$3,305	$1,785	$2,758	$1,894
Portfolio turnover rate (d)	699%	737%	1,052%	1,140%	1,581%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	445%	435%	681%	705%	991%

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), effective January 1, 2019, the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $71,887,218. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks.

Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms,

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements   (continued)

including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $14,896,647 and 2.25%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Bank of America Securities, Inc.	$(13,872,602)	$13,863,508	$—	$(9,094)
J.P. Morgan Securities LLC	(5,183,706)	5,183,706	—	—

	$(19,056,308)	$19,047,214	$—	$(9,094)

(a)

Collateral with a value of $19,049,227 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value —unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements   (continued)

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47
$3 Billion - $5 Billion	0.45
$5 Billion - $10 Billion	0.44
Greater than $10 Billion	0.43

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the year ended December 31, 2019, the class specific distribution fees borne directly by Class III were $9,561.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$112,153
Class III	5,899
$118,052

Expense Limitations, Waivers and Reimbursements: Effective July 3, 2019, the Manager voluntarily agreed to waive 0.26% of its investment advisory fee paid by the Fund. Prior to July 3, 2019, the Manager voluntarily agreed to waive 0.10% of its investment advisory fee paid by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $105,768.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements   (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $1,105.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2019, the Fund reimbursed the Manager $743 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 112,153
Class III	3,605
$ 115,758

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$417,865,242	$414,121,229
U.S. Government Securities	65,666,343	64,868,085

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were $173,603,724 and $173,711,513, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$1,353,765	$1,317,434

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$279,273
Non-expiring capital loss carryforwards (a)	(4,638,280)
Net unrealized gains (b)	840,185

$(3,518,822)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.

During the year ended December 31, 2019, the Fund utilized $588,227 of its capital loss carryforward.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$84,724,041

Gross unrealized appreciation	$1,861,953
Gross unrealized depreciation	(1,012,746)

Net unrealized appreciation	$849,207

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements   (continued)

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Class I
Shares sold	306,520	$3,139,125	227,543	$2,244,550
Shares issued in reinvestment of distributions	127,398	1,295,840	126,644	1,252,195
Shares redeemed	(736,860)	(7,515,644)	(1,268,374)	(12,548,771)
Net decrease	(302,942)	$(3,080,679)	(914,187)	$(9,052,026)

Class III
Shares sold	674,859	$6,868,096	407,411	$4,028,833
Shares issued in reinvestment of distributions	7,647	77,885	4,147	40,897
Shares redeemed	(754,061)	(7,692,662)	(255,082)	(2,513,704)
Net increase (decrease)	(71,555)	$(746,681)	156,476	$1,556,026
Total Net Decrease	(374,497)	$(3,827,360)	(757,711)	$(7,496,000)

As of December 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,963 Class III Shares of BlackRock U.S. Government Bond V.I. Fund.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

RUB	New Russian Ruble

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	37

Disclosure of Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”), on behalf of its series BlackRock Total Return V.I. Fund (the “Fund”), met in person on July 29, 2019 (the “July Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the July Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the July Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2019. The factors considered by the Board at the July Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the July Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreements between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc., on behalf of BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock International Index V.I. Fund, BlackRock International V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund met on November 12-13, 2019 and the Board of BlackRock Variable Series Funds II, Inc., on behalf of BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund met on November 14-15, 2019 (each, the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity, and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a)  (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management (c)

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited (c)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(b)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(c)	For BlackRock Managed Volatility V.I. Fund.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

BlackRock Variable Series Funds II, Inc.

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Director (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (a)(e)
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Company.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Total Return V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market V.I. Fund) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

The BlackRock Government Money Market V.I. Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Funds. Although BlackRock Government Money Market V.I. Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BlackRock Government Money Market V.I. Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. BlackRock Government Money Market V.I. Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

VS-12/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
Henry Gabbay
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield V.I. Fund	$39,984	$39,984	$0	$0	$14,000	$14,000	$0	$0
BlackRock Total Return V.I. Fund	$50,898	$50,898	$750	$0	$15,400	$15,400	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$38,352	$38,352	$0	$0	$15,400	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield V.I. Fund	$14,000	$14,000
BlackRock Total Return V.I. Fund	$16,150	$15,400
BlackRock U.S. Government Bond V.I. Fund	$15,400	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2020